UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:	BlackRock Global Allocation Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 04/30/2024

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

April 30, 2024
2024 Annual Report

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

 Rob Kapito
President, BlackRock Advisors, LLC
The Markets in Review
Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended April 30, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still impressive. Meanwhile, both international developed market equities and emerging market stocks also gained, albeit at a notably slower pace than that of U.S. stocks.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period, and recent statements from the Fed seem to support this view. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, we believe there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of April 30, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	20.98%	22.66%
U.S. small cap equities (Russell 2000® Index)	19.66	13.32
International equities (MSCI Europe, Australasia, Far East Index)	18.63	9.28
Emerging market equities (MSCI Emerging Markets Index)	15.40	9.88
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.66	5.36
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	3.66	(6.40)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.97	(1.47)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.06	2.08
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.99	9.01
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Table of Contents

Fund Summary as of April 30, 2024

BlackRock Global Allocation Fund, Inc.
Investment Objective
BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended April 30, 2024, the Fund underperformed its Reference Benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex U.S.) Index (24%), ICE BofA Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.
What factors influenced performance?
From an equity sector perspective, security selection within industrials, consumer discretionary, communication services and information technology detracted from relative performance. Within fixed income, interest rate derivatives used to manage the Fund’s duration and corresponding interest rate sensitivity weighed on performance, most notably those related to yield curve positioning in U.S. rates and to an overweight to European duration.  Modest exposure to gold-related securities also detracted over the period.
From a broad asset allocation perspective, an overweight to equities and an underweight to developed market government bonds over the period contributed to relative performance. From an equity sector perspective, an underweight to and security selection in consumer staples was additive.  An underweight to real estate also contributed to return, although this was partially offset by security selection within the sector. Within fixed income, exposure to high yield corporate bonds, emerging market government bonds and securitized debt added to returns.
The Fund used derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives modestly detracted from the Fund’s performance.
Describe recent portfolio activity.
During the 12-month period, the Fund’s overall equity allocation increased from 56% to 67% of net assets. On a sector basis, the Fund increased exposure to information technology, industrials, financials and consumer discretionary, and reduced exposure to consumer staples.
The Fund’s allocation to fixed income decreased from 37% to 28% of net assets. Within fixed income, the Fund increased exposure to high yield corporate bonds and decreased exposure to government bonds, both U.S. and non-U.S., as well as to securitized debt and investment grade corporate bonds.
The Fund’s exposure to commodity-related securities remained unchanged at less than 1% of net assets.
The Fund’s exposure to cash and cash equivalent holdings ended the period unchanged at 5% of net assets. During the 12-month period, cash helped manage portfolio volatility and served as a source of funds for new investments and for meeting redemptions. Exposure to cash and cash equivalents was additive for the period.
Describe portfolio positioning at period end.
Relative to its Reference Benchmark, the Fund ended the period overweight equities, underweight fixed income, and with a modest allocation to cash and cash equivalents. Within equities, the Fund was overweight the United States and, to a lesser extent, Japan, and underweight Australia. From a sector perspective, the Fund was overweight information technology, consumer discretionary, energy, healthcare and industrials, and underweight consumer staples, real estate and materials. Within fixed income, the Fund was underweight U.S. Treasuries, developed European market sovereign debt and Japanese government bonds. The majority of the Fund’s fixed income exposure was in assets that trade at a yield spread relative to Treasuries, with exposures diversified across corporate bonds, securitized debt and bank loans. With respect to currency exposure, the Fund had modest overweights to the Brazilian real, Japanese yen, and U.S. dollar, and was underweight the Chinese yuan and euro.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of April 30, 2024(continued)

BlackRock Global Allocation Fund, Inc.
GROWTH OF $10,000 INVESTMENT
(a)
Assuming maximum sales charges, if any, transaction costs and other operating expenses including advisory fees.  Institutional Shares do not have a sales charge.
(b)
The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
(c)
A market cap weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series and covers approximately 90-95% of the investable market capitalization.
(d)
The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.
Performance
	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	9.15%	N/A	6.01%	N/A	4.87%	N/A
Investor A	8.86	3.14%	5.73	4.59%	4.59	4.02%
Investor C	7.94	6.94	4.91	4.91	3.96	3.96
Class K	9.20	N/A	6.09	N/A	4.93	N/A
Class R	8.46	N/A	5.35	N/A	4.23	N/A
FTSE World Index	18.62	N/A	10.67	N/A	9.10	N/A
Reference Benchmark	9.26	N/A	5.88	N/A	5.61	N/A
U.S. Stocks: S&P 500® Index(b)	22.66	N/A	13.19	N/A	12.41	N/A
Non-U.S. Stocks: FTSE World (ex U.S.) Index(c)	10.93	N/A	6.94	N/A	4.99	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(d)	(4.56)	N/A	(4.17)	N/A	(2.32)	N/A
U.S. Bonds: ICE BofA Current 5-Year U.S. Treasury Index(e)	(1.87)	N/A	(0.25)	N/A	0.65	N/A

(a)
Assuming maximum sales charges, if any.  Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)
An index comprised of large- and mid-cap stocks, providing coverage of developed and emerging markets, excluding the United States. The index is derived from the FTSE Global
Equity Index Series, which covers approximately 98% of the world’s investable market capitalization.

(d)	An unmanaged market capitalization-weighted index that tracks certain government bond indexes, excluding the United States.
(e)	An unmanaged index designed to track the total return of the current coupon 5-year U.S. Treasury bond.
N/A — Not applicable as the share class and index do not have a sales charge.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Fund Summary

Fund Summary as of April 30, 2024(continued)

BlackRock Global Allocation Fund, Inc.
Expense Example
	Actual				Hypothetical 5% Return
			Expenses Paid During the Period			Including Dividend Expense and Fees		Excluding Dividend Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Including Dividend Expense and Fees(a)	Excluding Dividend Expense and Fees(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Including Dividend Expense and Fees	Excluding Dividend Expense and Fees
Institutional	$ 1,000.00	$ 1,132.10	$ 4.47	$ 4.47	$ 1,000.00	$ 1,020.67	$ 4.24	$ 1,020.67	$ 4.24	0.84%	0.84%
Investor A	1,000.00	1,130.40	5.71	5.71	1,000.00	1,019.50	5.41	1,019.51	5.41	1.08	1.08
Investor C	1,000.00	1,126.20	9.90	9.90	1,000.00	1,015.55	9.39	1,015.56	9.38	1.87	1.87
Class K	1,000.00	1,132.20	3.93	3.93	1,000.00	1,021.17	3.73	1,021.18	3.72	0.74	0.74
Class R	1,000.00	1,128.30	7.64	7.64	1,000.00	1,017.68	7.24	1,017.69	7.24	1.44	1.44

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)
Security(a)	Percent of Total Investments
Microsoft Corp.	2.9%
NVIDIA Corp.	2.2
Amazon.com, Inc.	1.8
Apple, Inc.	1.5
Alphabet, Inc.	1.5
Mastercard, Inc.	1.1
JPMorgan Chase & Co.	1.0
ASML Holding NV	1.0
UnitedHealth Group, Inc.	0.7
BAE Systems PLC	0.7

GEOGRAPHIC ALLOCATION
	Percent of Total Investments(b)
Country/Geographic Region	Long	Short	Total
United States	60.3%	1.8%	62.1%
Japan	4.9	0.5	5.4
United Kingdom	5.2	0.1	5.3
France	2.9	0.1	3.0
Brazil	1.9	0.2	2.1
Canada	2.0	— (c)	2.0
Germany	1.8	0.1	1.9
Netherlands	1.9	— (c)	1.9
Italy	1.6	0.1	1.7
China	1.5	0.1	1.6
Spain	1.4	— (c)	1.4
Other#	10.6	1.0	11.6
	96.0%	4.0%	100.0%

(a)	Excludes short-term securities.
(b)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and excludes short-term securities.
(c)	Rounds to less than 0.1% of total investments.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

2024 BlackRock Annual Report to Shareholders

About Fund Performance
Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.
Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.
Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.
Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower.  With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.
Disclosure of Expenses
Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
BlackRock Global Allocation Fund, Inc.
About Fund Performance / Disclosure of Expenses

Derivative Financial Instruments
The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.
BlackRock Global Allocation Fund, Inc.

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
Cayman Islands(a)(b) — 0.4%
AGL CLO Ltd.
Series 2020-5A, Class A2R, (3-mo. CME Term SOFR + 1.66%), 6.99%, 07/20/34	USD	1,260	$ 1,257,959
Series 2020-5A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 07/20/34		1,752	1,756,512
ALM Ltd., Series 2020-1A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.44%, 10/15/29		373	374,556
AMMC CLO Ltd., Series 2018-22A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.04%, 04/25/31		375	374,397
Anchorage Capital CLO Ltd.
Series 2014-3RA, Class A, (3-mo. CME Term SOFR + 1.31%), 6.64%, 01/28/31		130	130,218
Series 2015-7A, Class A2, (3-mo. CME Term SOFR + 1.35%), 6.68%, 01/28/31		184	184,407
Series 2018-10A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.09%, 10/15/31		250	251,367
Apidos CLO XII, Series 2013-12A, Class AR, (3- mo. CME Term SOFR + 1.34%), 6.67%, 04/15/31		469	469,654
Apidos CLO XX, Series 2015-20A, Class A2RR, (3-mo. CME Term SOFR + 1.81%), 7.14%, 07/16/31		400	401,032
Apidos CLO XXII, Series 2015-7A, Class A2, (3- mo. CME Term SOFR + 1.76%), 7.09%, 04/20/31		500	500,794
Apidos CLO XXIII, Series 2015-23A, Class B1R, (3-mo. CME Term SOFR + 1.86%), 7.19%, 04/15/33		250	250,570
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, (1-mo. Term SOFR + 1.46%), 6.79%, 11/15/36		656	651,695
ARES LII CLO Ltd., Series 2019-52A, Class A2R, (3-mo. CME Term SOFR + 1.71%), 7.04%, 04/22/31		250	249,851
Ares LV CLO Ltd., Series 2020-55A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 07/15/34		2,786	2,798,612
Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, (3-mo. CME Term SOFR + 1.76%), 7.09%, 10/15/30		250	250,284
ASSURANT CLO I Ltd., Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 2.41%), 7.74%, 10/20/34		720	721,299
Assurant CLO IV Ltd., Series 2019-4A, Class CR, (3-mo. CME Term SOFR + 2.66%), 7.99%, 04/20/30		500	500,104
Atrium XIII, Series 13A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.09%, 11/21/30		600	600,462
Bain Capital Credit CLO Ltd.
Series 2018-2A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.19%, 07/19/31		750	747,415
Series 2020-2A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 07/19/34		2,425	2,429,310
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3-mo. CME Term SOFR + 1.33%), 6.66%, 07/18/30		333	333,530
Security		Par (000)	Value
Cayman Islands (continued)
Battalion CLO X Ltd., Series 2016-10A, Class A2R2, (3-mo. CME Term SOFR + 1.81%), 7.13%, 01/25/35	USD	1,465	$ 1,451,976
Battalion CLO XI Ltd., Series 2017-11A, Class BR, (3-mo. CME Term SOFR + 1.98%), 7.30%, 04/24/34		712	709,858
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.77%, 07/15/34		1,848	1,848,072
Benefit Street Partners CLO Ltd., Series 2015- 6BR, Class A, (3-mo. CME Term SOFR + 1.45%), 6.78%, 07/20/34		250	249,855
Benefit Street Partners CLO XIX Ltd., Series 2019- 19A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.59%, 01/15/33		250	251,574
Birch Grove CLO Ltd., Series 19A, Class BR, (3- mo. CME Term SOFR + 2.01%), 7.34%, 06/15/31		500	500,549
BlueMountain CLO Ltd.
Series 2013-2A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.19%, 10/22/30		500	500,492
Series 2014-2A, Class BR2, (3-mo. CME Term SOFR + 2.01%), 7.34%, 10/20/30		465	465,249
BlueMountain CLO XXII Ltd., Series 2018-22A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.09%, 07/15/31		1,495	1,498,161
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class A1, (3-mo. CME Term SOFR + 1.41%), 6.74%, 10/20/31		240	240,474
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.34%, 07/25/34		625	625,483
Canyon Capital CLO Ltd.
Series 2016-1A, Class CR, (3-mo. CME Term SOFR + 2.16%), 7.49%, 07/15/31		250	250,175
Series 2019-1A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.69%, 04/15/32		250	250,166
Series 2019-1A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 04/15/32		300	300,248
Canyon CLO Ltd., Series 2020-3A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.29%, 01/15/34		250	250,747
Catskill Park CLO Ltd., Series 2017-1A, Class A1B, (3-mo. CME Term SOFR + 1.61%), 6.94%, 04/20/29		892	892,499
CBAM Ltd., Series 2018-7A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.69%, 07/20/31		219	218,859
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3-mo. CME Term SOFR + 1.24%), 6.57%, 04/20/31		867	868,405
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.68%, 07/17/31		221	220,928
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 6.95%, 05/29/32		250	249,669
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.81%), 7.14%, 04/15/30		1,143	1,145,350
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Cayman Islands (continued)
CIFC Funding Ltd.
Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 2.01%), 7.34%, 07/16/30	USD	250	$ 250,545
Series 2013-4A, Class BRR, (3-mo. CME Term SOFR + 1.86%), 7.19%, 04/27/31		450	451,280
Series 2014-5A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.78%, 10/17/31		236	236,394
Series 2015-3A, Class BR, (3-mo. CME Term SOFR + 1.41%), 6.74%, 04/19/29		712	711,330
Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.86%), 7.19%, 04/20/31		250	250,661
Series 2020-1A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 07/15/36		2,475	2,484,805
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.84%), 7.17%, 07/15/33		250	250,512
Dryden CLO Ltd.
Series 2018-55A, Class A1, (3-mo. CME Term SOFR + 1.28%), 6.61%, 04/15/31		227	227,028
Series 2018-65A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.19%, 07/18/30		250	250,571
Dryden Senior Loan Fund, Series 2016-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 10/15/30		250	249,928
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.74%, 04/20/34		650	650,867
Series 2019-2A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 04/20/34		975	979,280
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3-mo. CME Term SOFR + 1.50%), 6.83%, 04/15/33		300	300,157
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, (3-mo. CME Term SOFR + 1.23%), 6.56%, 10/15/30		354	354,194
Galaxy XXVII CLO Ltd., Series 2018-28A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.69%, 07/15/31		183	183,567
GoldenTree Loan Management U.S. CLO Ltd., Series 2018-3A, Class B1, (3-mo. CME Term SOFR + 1.81%), 7.14%, 04/20/30		250	250,366
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3-mo. CME Term SOFR + 1.33%), 6.66%, 01/18/31		93	92,728
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.87%, 04/15/33		500	500,817
HPS Loan Management Ltd., Series 6A-2015, Class A1R, (3-mo. CME Term SOFR + 1.26%), 6.53%, 02/05/31		271	270,940
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3-mo. CME Term SOFR + 1.60%), 6.93%, 04/15/33		250	250,114
KKR CLO Ltd., Series 17, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.67%, 04/15/34		500	499,742
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.29%, 01/23/31		250	250,832
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3-mo. CME Term SOFR + 1.86%), 7.19%, 10/20/30		250	250,379
Neuberger Berman CLO XIV Ltd., Series 2012- 14A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 6.62%, 01/28/30		144	144,478
Security		Par (000)	Value
Cayman Islands (continued)
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 07/15/34	USD	250	$ 250,801
Neuberger Berman CLO XXII Ltd., Series 2016- 22A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/17/30		250	250,905
Neuberger Berman Loan Advisers CLO Ltd.
Series 2020-37A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.04%, 07/20/31		333	333,435
Series 2021-46A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.24%, 01/20/36		250	251,218
OCP CLO Ltd.
Series 2014-5A, Class A2R, (3-mo. CME Term SOFR + 1.66%), 6.99%, 04/26/31		450	449,672
Series 2014-7A, Class A2RR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 07/20/29		250	250,184
Series 2020-19A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 10/20/34		500	501,977
Octagon Investment Partners Ltd.
Series 2016-1A, Class AR, (3-mo. CME Term SOFR + 1.44%), 6.76%, 01/24/33		250	250,275
Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.84%), 7.17%, 07/25/30		250	249,503
Series 2020-2A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 07/15/36		800	795,164
Octagon Investment Partners XV Ltd., Series 2013- 1A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 6.94%, 07/19/30		487	488,992
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R2, (3-mo. CME Term SOFR + 1.36%), 6.69%, 01/25/31		300	300,063
OHA Credit Funding Ltd.
Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 07/02/35		937	940,961
Series 2020-7A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.63%, 02/24/37		250	249,579
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 10/25/34		250	251,485
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.62%, 05/23/31		492	493,095
Series 2016-1A, Class B1R, (3-mo. CME Term SOFR + 1.86%), 7.19%, 01/20/33		250	250,832
Palmer Square CLO Ltd.
Series 2013-2A, Class A2R3, (3-mo. CME Term SOFR + 1.76%), 7.08%, 10/17/31		250	250,458
Series 2015-1A, Class A2R4, (3-mo. CME Term SOFR + 1.96%), 7.28%, 05/21/34		500	500,496
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3-mo. CME Term SOFR + 1.46%), 6.78%, 08/23/31		432	432,496
Series 2016-1A, Class A2R, (3-mo. CME Term SOFR + 1.81%), 7.12%, 02/14/34		500	498,784
Series 2019-1A, Class A2A, (3-mo. CME Term SOFR + 2.26%), 7.57%, 05/15/32		250	249,953
Pikes Peak CLO
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.76%, 07/24/31		508	508,963
Series 2021-11A, Class A1, (3-mo. CME Term SOFR + 1.95%), 7.27%, 07/25/34		1,000	1,009,454
Series 2021-8A, Class A, (3-mo. CME Term SOFR + 1.43%), 6.76%, 07/20/34		600	599,963

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Cayman Islands (continued)
Rad CLO Ltd., Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.14%, 04/15/32	USD	250	$ 250,030
Recette CLO Ltd., Series 2015-1A, Class BRR, (3-mo. CME Term SOFR + 1.66%), 6.99%, 04/20/34		250	250,081
Regatta VII Funding Ltd., Series 2016-1A, Class A1R2, (3-mo. CME Term SOFR + 1.41%), 6.74%, 06/20/34		450	450,225
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.04%, 01/15/34		350	350,589
Rockford Tower CLO Ltd.
Series 2017-1A, Class BR2A, (3-mo. CME Term SOFR + 1.91%), 7.24%, 04/20/34		500	499,574
Series 2017-2A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.09%, 10/15/29		500	499,624
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.68%, 05/20/31		204	204,242
Romark CLO II Ltd., Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.76%, 07/25/31		198	197,888
RR Ltd., Series 2024-28R, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.84%, 04/15/37		5,718	5,718,013
RRX Ltd.
Series 2021-4A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.44%, 07/15/34		500	502,466
Series 2021-5A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.39%, 07/15/34		350	351,494
Signal Peak CLO Ltd.
Series 2018-5A, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.88%, 04/25/37		300	299,811
Series 2020-8A, Class A, (3-mo. CME Term SOFR + 1.53%), 6.86%, 04/20/33		250	250,154
Series 2020-8A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.24%, 04/20/33		300	300,040
Sound Point CLO XV Ltd., Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.09%, 01/23/29		135	135,014
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.74%, 10/15/31		233	233,673
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 6.71%, 01/15/34		500	500,519
Series 2016-6A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.09%, 01/15/34		500	500,704
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 07/15/34		700	702,449
Trestles CLO III Ltd., Series 2020-3A, Class A1, (3-mo. CME Term SOFR + 1.59%), 6.92%, 01/20/33		2,489	2,492,054
Trimaran CAVU Ltd., Series 2019-1A, Class B, (3-mo. CME Term SOFR + 2.46%), 7.79%, 07/20/32		500	501,976
Trinitas CLO XIV Ltd.
Series 2020-14A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.59%, 01/25/34		473	472,978
Series 2020-14A, Class C, (3-mo. CME Term SOFR + 3.26%), 8.59%, 01/25/34		1,023	1,023,867
Security		Par (000)	Value
Cayman Islands (continued)
Voya CLO Ltd.
Series 2013-3A, Class A1RR, (3-mo. CME Term SOFR + 1.41%), 6.74%, 10/18/31	USD	194	$ 194,348
Series 2017-3A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 6.63%, 04/20/34		250	250,129
Series 2017-4A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.04%, 10/15/30		250	250,189
Series 2018-3A, Class A1A, (3-mo. CME Term SOFR + 1.41%), 6.74%, 10/15/31		205	205,369
Series 2018-3A, Class A1R2, (3-mo. CME Term SOFR + 1.20%), 10/15/31(c)		250	250,000
Whitebox CLO II Ltd.
Series 2020-2A, Class A1R, (3-mo. CME Term SOFR + 1.48%), 6.80%, 10/24/34		1,390	1,392,070
Series 2020-2A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/24/34		726	728,039
			69,130,649
Ireland(a) — 0.0%
Avoca CLO XV DAC, Series 15X, Class B2R, (3- mo. EURIBOR + 1.05%), 4.96%, 04/15/31(d)	EUR	134	139,597
CIFC European Funding CLO II DAC, Series 2X, Class B1, (3-mo. EURIBOR + 1.60%), 5.51%, 04/15/33(d)		593	625,316
Harvest CLO XVIII DAC, Series 18X, Class B, (3- mo. EURIBOR + 1.20%), 5.11%, 10/15/30(d)		662	695,950
Holland Park CLO DAC, Series 1X, Class A1RR, (3-mo. EURIBOR + 0.92%), 4.83%, 11/14/32(d)		390	413,948
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5A, Class BR, (3-mo. EURIBOR + 1.90%), 5.80%, 01/21/35(b)		590	625,895
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class B1, (3-mo. EURIBOR + 1.20%), 5.10%, 01/20/32(d)		456	482,500
OCP Euro CLO DAC, Series 2017-2X, Class B, (3-mo. EURIBOR + 1.35%), 5.26%, 01/15/32(d)		456	484,765
Prodigy Finance DAC(b)
Series 2021-1A, Class B, (1-mo. Term SOFR + 2.61%), 7.93%, 07/25/51	USD	559	562,832
Series 2021-1A, Class C, (1-mo. Term SOFR + 3.86%), 9.18%, 07/25/51		323	327,460
Series 2021-1A, Class D, (1-mo. Term SOFR + 6.01%), 11.33%, 07/25/51		287	291,974
			4,650,237
United Kingdom — 0.0%
Unique Pub Finance Co. PLC, Class N, 6.46%, 03/30/32(d)	GBP	1,791	2,342,319
United States — 0.8%
AccessLex Institute, Series 2007-A, Class A3, (3- mo. CME Term SOFR + 0.56%), 5.89%, 05/25/36(a)	USD	1,263	1,241,135
AIMCO CLO, Series 2018-AA, Class B, (3-mo. CME Term SOFR + 1.66%), 6.98%, 04/17/31(a)(b)		466	466,150
Apidos CLO XV, Series 2013-15A, Class A1RR, (3-mo. CME Term SOFR + 1.27%), 6.60%, 04/20/31(a)(b)		1,354	1,354,550
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(b)		730	706,067
Clear Creek CLO, Series 2015-1A, Class AR, (3- mo. CME Term SOFR + 1.46%), 6.79%, 10/20/30(a)(b)		117	116,847
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
College Ave Student Loans LLC, Series 2021-B, Class D, 3.78%, 06/25/52(b)	USD	216	$ 188,190
Cook Park CLO Ltd., Series 2018-1A, Class B, (3-mo. CME Term SOFR + 1.66%), 6.98%, 04/17/30(a)(b)		1,148	1,146,575
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.10%, 05/20/48(b)		3,254	2,484,234
Lendmark Funding Trust, Series 2021-2A, Class D, 4.46%, 04/20/32(b)		2,210	1,773,675
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.09%, 04/19/30(a)(b)		900	900,406
Mariner Finance Issuance Trust, Series 2020-AA, Class A, 2.19%, 08/21/34(b)		1,889	1,865,188
Navient Private Education Refi Loan Trust(b)
Series 2021-DA, Class A, (Prime - 1.99%), 6.51%, 04/15/60(a)		8,050	7,739,353
Series 2021-DA, Class B, 2.61%, 04/15/60		2,777	2,514,435
Series 2021-DA, Class C, 3.48%, 04/15/60		7,450	6,477,668
Series 2021-DA, Class D, 4.00%, 04/15/60		2,370	2,125,102
Nelnet Student Loan Trust(b)
Series 2021-A, Class D, 4.93%, 04/20/62		6,030	4,865,729
Series 2021-BA, Class C, 3.57%, 04/20/62		6,450	5,075,179
Series 2021-CA, Class C, 3.36%, 04/20/62		850	669,426
Pagaya AI Debt Selection Trust, Series 2021-2, Class A, 3.00%, 01/25/29(b)		2,144	2,090,914
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (3-mo. CME Term SOFR + 2.06%), 7.38%, 08/23/31(a)(b)		611	611,795
Progress Residential, Series 2021-SFR3, Class F, 3.44%, 05/17/26(b)		2,736	2,495,439
Regional Management Issuance Trust, Series 2021-3, Class A, 3.88%, 10/17/33(b)(e)		27,070	24,601,216
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1-mo. Term SOFR + 4.86%), 10.19%, 10/15/41(a)(b)		10,794	11,584,976
SMB Private Education Loan Trust(b)
Series 2021-A, Class C, 2.99%, 01/15/53		9,542	7,778,182
Series 2021-C, Class B, 2.30%, 01/15/53		1,431	1,326,031
Series 2021-C, Class C, 3.00%, 01/15/53		852	702,282
Series 2021-C, Class D, 3.93%, 01/15/53		378	337,225
Sofi Personal Loan Term(b)
Series 2023-1, Class A, 6.00%, 11/12/30		13,476	13,462,068
Series 2023-1, Class R1, 0.00%, 10/15/30		163	8,968,798
Series 2024-1, Class A, 6.06%, 02/12/31(e)		13,413	13,484,089
Series 2024-1, Class R1, 0.00%, 02/12/31		148	7,400,623
			136,553,547
Total Asset-Backed Securities — 1.2% (Cost: $222,221,520)			212,676,752

	Shares
Common Stocks
Australia — 0.6%
ANZ Group Holdings Ltd.	191,271	3,451,280
BHP Group Ltd., Class DI	517,381	14,189,749
Brambles Ltd.	27,373	259,245
Coles Group Ltd.	377,055	3,932,388
CSR Ltd.	155,061	884,434
Security	Shares	Value
Australia (continued)
Glencore PLC	9,207,830	$ 53,576,314
Macquarie Group Ltd.	27,125	3,247,907
Medibank Pvt Ltd.	622,591	1,426,891
Metcash Ltd.	242,080	613,887
Quintis HoldCo. Pty. Ltd. (e)(f)(g)	43,735,802	283
Rio Tinto Ltd.	36,618	3,047,509
Wesfarmers Ltd.	130,299	5,581,908
Woolworths Group Ltd.	455,617	9,347,945
		99,559,740
Belgium — 0.1%
Ageas SA/NV	94,506	4,337,973
KBC Group NV	13,637	1,013,013
Syensqo SA (g)	58,871	5,456,849
		10,807,835
Brazil — 0.2%
Ambev SA	2,134,106	4,993,527
B3 SA - Brasil Bolsa Balcao	4,341,640	9,021,742
BB Seguridade Participacoes SA	179,969	1,116,011
Embraer SA (g)	299,098	1,920,987
Lojas Renner SA	1,047,731	3,093,193
Magazine Luiza SA (g)	82,733	21,669
Telefonica Brasil SA	103,712	945,524
TIM SA/Brazil	156,122	529,467
Vale SA	347,135	4,231,054
WEG SA	913,489	6,957,688
Wheaton Precious Metals Corp.	48,171	2,509,588
		35,340,450
Canada — 1.5%
Barrick Gold Corp.	97,921	1,627,453
Cameco Corp. (h)	1,106,150	50,473,624
Canadian National Railway Co.	43,682	5,301,874
Enbridge, Inc.	1,747,611	62,140,383
Fairfax Financial Holdings Ltd.	3,004	3,265,984
Franco-Nevada Corp.	117,801	14,180,788
George Weston Ltd.	13,084	1,721,882
Magna International, Inc.	25,478	1,217,777
National Bank of Canada	48,098	3,862,095
Nutrien Ltd.	23,544	1,241,462
Pembina Pipeline Corp.	108,147	3,805,354
Power Corp. of Canada	741,350	19,752,819
Shopify, Inc., Class A (g)	107,596	7,553,956
Suncor Energy, Inc.	1,745,016	66,586,053
Toronto-Dominion Bank	136,751	8,112,777
		250,844,281
China — 1.1%
Aier Eye Hospital Group Co. Ltd., Class A	694,700	1,231,736
Anhui Gujing Distillery Co. Ltd., Class B	14,700	240,949
Budweiser Brewing Co. APAC Ltd. (b)	247,300	344,042
BYD Co. Ltd., Class H	2,491,196	68,290,077
China Tower Corp. Ltd., Class H (b)	4,084,000	478,070
Contemporary Amperex Technology Co. Ltd., Class A	901,300	25,165,720
Great Wall Motor Co. Ltd., Class A	87,300	314,336
Haidilao International Holding Ltd. (b)(h)	1,660,000	3,745,304
Huadong Medicine Co. Ltd., Class A	159,200	721,928
JD.com, Inc., Class A	371,647	5,354,828
Jiangxi Copper Co. Ltd., Class A	104,200	372,973
Li Auto, Inc., Class A (g)	750,500	9,832,973
Nongfu Spring Co. Ltd., Class H (b)	533,800	3,136,032
PetroChina Co. Ltd., Class H	1,904,000	1,774,035

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Prosus NV	692,407	$ 23,167,908
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	336,500	528,259
Shenzhen Transsion Holdings Co. Ltd., Class A	206,866	4,106,691
SITC International Holdings Co. Ltd.	60,000	130,116
Sunny Optical Technology Group Co. Ltd.	431,500	2,087,475
Tencent Holdings Ltd.	748,500	32,846,562
Weichai Power Co. Ltd., Class A	128,100	306,795
Wilmar International Ltd.	323,500	760,410
WuXi AppTec Co. Ltd., Class H (b)	383,800	1,727,517
Xiaomi Corp., Class B (b)(g)	1,501,800	3,273,813
Zhongji Innolight Co. Ltd., Class A	45,100	1,134,863
		191,073,412
Colombia — 0.0%
Bancolombia SA, ADR	10,367	339,208
Czech Republic — 0.0%
Komercni Banka A/S	12,403	456,986
Denmark — 0.6%
AP Moller - Maersk A/S, Class B	2,117	3,067,677
DSV A/S	13,234	1,880,146
Genmab A/S (g)	6,388	1,773,500
Novo Nordisk A/S, Class B	680,045	87,210,463
Novonesis (Novozymes) B, Class B	23,808	1,318,409
Orsted A/S (b)(g)	57,169	3,141,912
Svitzer AS	4,234	142,276
Vestas Wind Systems A/S (g)	447,119	11,982,178
		110,516,561
Finland — 0.1%
Elisa OYJ	150,288	6,776,390
Kone OYJ, Class B	48,954	2,386,360
Neste OYJ	91,333	2,070,438
		11,233,188
France — 2.2%
Accor SA	734,266	32,179,709
AXA SA	360,520	12,456,534
BNP Paribas SA	470,515	33,859,135
Bollore SE	46,434	301,391
Carrefour SA	348,864	5,869,017
Cie de Saint-Gobain SA	681,049	53,859,154
Dassault Systemes SE	123,395	4,843,491
EssilorLuxottica SA	300,933	64,168,430
Hermes International SCA	7,945	19,020,252
La Francaise des Jeux SAEM, Class A (b)	101,403	3,821,347
L’ Oreal SA	13,786	6,463,610
LVMH Moet Hennessy Louis Vuitton SE	111,577	91,653,366
SCOR SE	41,985	1,369,876
TotalEnergies SE	488,548	35,467,978
Valeo SE	134,931	1,710,048
Vivendi SE	19,494	198,326
		367,241,664
Georgia — 0.0%
Bank of Georgia Group PLC	5,450	364,927
Germany — 1.1%
adidas AG, Class N	180,082	43,396,720
Bayerische Motoren Werke AG	62,739	6,835,370
Bechtle AG	7,060	340,713
CTS Eventim AG & Co. KGaA	12,241	1,082,456
Daimler Truck Holding AG	46,579	2,100,537
Security	Shares	Value
Germany (continued)
Deutsche Lufthansa AG, Registered Shares (g)	212,215	$ 1,518,744
Fresenius Medical Care AG	4,062	171,665
Heidelberg Materials AG	22,771	2,291,575
Mercedes-Benz Group AG, Class N	515,533	38,995,373
MTU Aero Engines AG, Class N	27,937	6,730,496
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class N, Registered Shares	2,895	1,273,246
Rational AG	2,609	2,225,471
RWE AG	565,760	19,708,552
Scout24 SE (b)	7,948	583,841
Siemens AG, Class N, Registered Shares	244,930	45,883,593
Symrise AG	48,812	5,232,239
Zalando SE (b)(g)	98,664	2,581,570
		180,952,161
Greece(g) — 0.0%
National Bank of Greece SA	317,729	2,563,449
Piraeus Financial Holdings SA	40,248	161,232
		2,724,681
Hong Kong — 0.2%
AIA Group Ltd.	3,211,800	23,524,356
Hongkong Land Holdings Ltd.	124,000	396,202
Jardine Matheson Holdings Ltd.	8,900	341,493
MTR Corp. Ltd.	98,500	323,714
Prudential PLC	292,095	2,540,452
United Energy Group Ltd.	6,596,000	470,508
		27,596,725
Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	119,078	977,226
OTP Bank Nyrt	20,893	1,035,575
		2,012,801
India — 0.2%
Aditya Birla Capital Ltd. (g)	513,421	1,422,034
Asian Paints Ltd.	9,668	332,559
Axis Bank Ltd.	124,131	1,732,631
Bharat Electronics Ltd.	310,940	869,504
Bharat Petroleum Corp. Ltd.	835,653	6,080,698
Cipla Ltd.	88,513	1,481,733
Eicher Motors Ltd.	6,517	358,784
GAIL India Ltd.	499,325	1,247,373
Godrej Consumer Products Ltd.	106,102	1,548,502
HCL Technologies Ltd.	50,079	817,038
Hero MotoCorp Ltd.	15,787	856,793
Hindustan Aeronautics Ltd.	49,689	2,344,904
Indian Oil Corp. Ltd.	2,194,511	4,431,556
InterGlobe Aviation Ltd. (b)(g)	14,550	694,452
Kotak Mahindra Bank Ltd.	33,602	653,068
Larsen & Toubro Ltd.	20,866	896,944
Maruti Suzuki India Ltd.	6,482	994,463
Reliance Industries Ltd.	45,762	1,606,441
Think & Learn Private Ltd., Class J-B, (Acquired 12/11/20, Cost: $8,580,000) (e)(i)	5,720	—
UltraTech Cement Ltd.	12,184	1,453,117
		29,822,594
Indonesia — 0.1%
Astra International Tbk PT	2,134,400	673,521
Bank Central Asia Tbk PT	9,663,300	5,810,390
Bank Mandiri Persero Tbk PT	1,223,800	517,272
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security	Shares	Value
Indonesia (continued)
Bank Syariah Indonesia Tbk PT	10,975,300	$ 1,777,825
Ciputra Development Tbk PT	7,817,300	579,326
		9,358,334
Ireland — 0.1%
Kingspan Group PLC	96,492	8,582,731
Smurfit Kappa Group PLC	11,422	496,314
		9,079,045
Israel — 0.4%
Nice Ltd., ADR (g)(h)	273,318	61,089,306
Italy — 1.1%
Coca-Cola HBC AG, Class DI	105,520	3,406,050
Ferrari NV	78,029	32,091,347
FinecoBank Banca Fineco SpA	64,547	988,845
Intesa Sanpaolo SpA	19,999,157	74,856,951
Mediobanca Banca di Credito Finanziario SpA	463,829	6,590,131
Snam SpA	448,635	2,052,627
UniCredit SpA	1,735,619	63,704,795
Wizz Air Holdings PLC (b)(g)(h)	35,546	983,390
		184,674,136
Japan — 4.8%
Alfresa Holdings Corp.	47,700	706,889
Azbil Corp.	10,600	296,058
BayCurrent Consulting, Inc.	67,900	1,445,398
Bic Camera, Inc.	28,900	280,627
Bridgestone Corp.	71,800	3,168,317
Chugai Pharmaceutical Co. Ltd.	23,800	756,931
Daiichi Sankyo Co. Ltd.	462,900	15,580,142
Daikin Industries Ltd.	183,800	25,087,099
Dowa Holdings Co. Ltd.	11,200	419,406
Ebara Corp.	16,300	1,343,675
Eisai Co. Ltd.	108,000	4,435,455
FANUC Corp.	1,677,300	49,680,424
Fast Retailing Co. Ltd.	16,500	4,314,239
Food & Life Cos. Ltd.	21,300	402,588
FUJIFILM Holdings Corp.	710,200	15,107,713
GMO Payment Gateway, Inc.	11,500	526,023
Honda Motor Co. Ltd.	3,352,800	38,146,740
Hoya Corp.	448,050	51,946,834
Inpex Corp.	187,300	2,805,716
Ito En Ltd.	141,400	3,431,106
Japan Airlines Co. Ltd.	2,955,500	52,367,793
Kakaku.com, Inc.	55,300	636,091
Kamigumi Co. Ltd.	21,800	470,784
Kansai Paint Co. Ltd.	320,800	4,176,230
Keyence Corp.	153,429	67,473,409
Kinden Corp.	3,300	63,043
Komatsu Ltd.	1,920,200	57,329,775
Kusuri no Aoki Holdings Co. Ltd.	11,800	220,004
Kyushu Railway Co.	229,000	4,927,144
M3, Inc.	57,100	604,014
Mabuchi Motor Co. Ltd.	5,700	88,401
Makita Corp.	192,400	5,570,148
Mani, Inc.	22,300	258,346
Mazda Motor Corp.	667,000	7,550,090
MEIJI Holdings Co. Ltd.	73,800	1,651,228
Mitsubishi Electric Corp.	611,200	10,653,171
Mitsubishi UFJ Financial Group, Inc.	6,398,100	63,733,717
Mitsui & Co. Ltd.	1,127,400	54,426,002
Mitsui OSK Lines Ltd.	216,500	6,871,620
Mizuho Financial Group, Inc.	198,600	3,838,761
Security	Shares	Value
Japan (continued)
Money Forward, Inc. (g)	102,200	$ 3,558,741
Morinaga & Co. Ltd./Japan	35,000	565,626
Morinaga Milk Industry Co. Ltd.	23,800	466,371
MS&AD Insurance Group Holdings, Inc.	127,900	2,299,519
NET One Systems Co. Ltd.	89,300	1,496,779
Nexon Co. Ltd.	65,300	1,018,115
NIDEC Corp.	374,000	17,515,483
Nintendo Co. Ltd.	47,900	2,336,034
Nippon Paint Holdings Co. Ltd.	1,514,800	9,696,256
Nippon Steel Corp.	204,400	4,582,425
Nomura Research Institute Ltd.	499,200	12,079,585
Obic Co. Ltd.	800	103,275
Ono Pharmaceutical Co. Ltd.	208,100	2,997,339
Oracle Corp. Japan	10,800	810,481
Otsuka Corp.	207,400	4,124,796
Panasonic Holdings Corp.	1,351,400	11,795,627
Persol Holdings Co. Ltd.	228,900	316,640
Rakus Co. Ltd.	529,600	5,353,234
Renesas Electronics Corp.	209,700	3,404,637
Resorttrust, Inc.	33,400	552,782
Santen Pharmaceutical Co. Ltd.	235,100	2,270,851
SCREEN Holdings Co. Ltd.	64,100	6,613,655
SCSK Corp.	18,500	336,315
Sekisui House Ltd.	148,100	3,403,390
Shimamura Co. Ltd.	9,600	473,250
Shiseido Co. Ltd.	499,400	13,368,057
SMC Corp.	79,100	41,556,495
Sojitz Corp.	207,600	5,345,046
Sompo Holdings, Inc.	153,900	3,045,699
Sugi Holdings Co. Ltd.	14,600	214,215
Sumitomo Rubber Industries Ltd.	71,300	865,428
Suzuken Co. Ltd./Japan	20,000	590,675
Sysmex Corp.	665,100	10,635,198
Takashimaya Co. Ltd.	4,600	65,187
Takeda Pharmaceutical Co. Ltd.	318,600	8,373,466
TDK Corp.	52,800	2,355,460
TechnoPro Holdings Inc.	11,000	187,367
Tokyo Electron Ltd.	28,600	6,273,288
Toyo Tire Corp.	92,400	1,748,125
Toyota Motor Corp.	2,737,000	62,427,070
Toyota Tsusho Corp.	24,700	1,570,423
Yaoko Co. Ltd.	4,700	254,093
Zensho Holdings Co. Ltd.	25,700	996,112
		820,833,761
Jordan — 0.0%
Hikma Pharmaceuticals PLC	102,342	2,457,290
Kazakhstan — 0.0%
Kaspi.KZ JSC, ADR	8,192	964,690
Luxembourg — 0.0%
ArcelorMittal SA (g)	189,113	4,724,581
Macau(g) — 0.1%
Sands China Ltd.	700,000	1,651,051
Wynn Macau Ltd.	9,112,400	8,462,182
		10,113,233
Malaysia — 0.0%
CIMB Group Holdings Bhd	249,900	345,369
Frontken Corp. Bhd.	700,800	576,641
		922,010
Mexico — 0.1%
Cemex SAB de CV (g)	4,128,900	3,270,678

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security	Shares	Value
Mexico (continued)
Fomento Economico Mexicano SAB de CV	84,540	$ 989,020
Grupo Aeroportuario del Sureste SAB de CV, Class B	66,629	2,288,740
Southern Copper Corp.	27,525	3,211,342
Wal-Mart de Mexico SAB de CV	916,372	3,419,261
		13,179,041
Netherlands — 1.1%
ABN AMRO Bank NV (b)	384,303	6,155,981
ASML Holding NV	184,088	160,342,987
Koninklijke Ahold Delhaize NV	424,861	12,896,311
Koninklijke KPN NV	1,683,719	6,118,856
Koninklijke Vopak NV	145,737	5,787,442
Wolters Kluwer NV, Class C	27,994	4,190,883
		195,492,460
New Zealand — 0.0%
Xero Ltd. (g)	59,392	4,611,087
Norway — 0.1%
Equinor ASA	382,180	10,169,186
Peru — 0.0%
Credicorp Ltd.	8,605	1,425,074
Philippines — 0.0%
Ayala Land, Inc.	1,671,600	828,647
Bloomberry Resorts Corp. (g)	3,897,500	701,662
Jollibee Foods Corp.	132,640	539,322
Metropolitan Bank & Trust Co.	463,780	561,172
		2,630,803
Poland — 0.0%
LPP SA	119	458,530
Powszechna Kasa Oszczednosci Bank Polski SA	45,885	681,260
Powszechny Zaklad Ubezpieczen SA	441,176	5,552,591
		6,692,381
Saudi Arabia — 0.0%
Abdullah Al Othaim Markets Co.	289,421	959,591
Dr Sulaiman Al Habib Medical Services Group Co.	1,398	115,597
Elm Co.	2,653	645,778
Etihad Etisalat Co.	51,850	718,872
Riyadh Cables Group Co.	12,856	322,986
Saudi Arabian Oil Co. (b)	32,369	259,364
Saudi Basic Industries Corp.	34,587	779,256
Saudi National Bank	161,376	1,615,447
Saudi Telecom Co.	80,441	807,167
Yanbu National Petrochemical Co.	53,597	553,899
		6,777,957
Singapore — 0.0%
Genting Singapore Ltd.	402,100	268,349
NETLINK NBN Trust (h)	371,400	232,626
Oversea-Chinese Banking Corp. Ltd.	44,600	463,018
Singapore Technologies Engineering Ltd.	197,000	578,684
Singapore Telecommunications Ltd.	373,100	647,058
STMicroelectronics NV	37,500	1,484,433
United Overseas Bank Ltd.	30,400	674,600
UOL Group Ltd.	386,300	1,649,404
Venture Corp. Ltd. (h)	39,200	415,333
		6,413,505
South Africa — 0.1%
Anglo American PLC	78,727	2,572,598
Capitec Bank Holdings Ltd.	21,241	2,628,846
Security	Shares	Value
South Africa (continued)
FirstRand Ltd.	651,274	$ 2,248,295
Kumba Iron Ore Ltd. (h)	79,506	1,958,033
Nedbank Group Ltd.	18,629	226,513
		9,634,285
South Korea — 0.4%
Fila Holdings Corp.	20,577	605,737
GS Engineering & Construction Corp. (g)	86,904	1,030,171
Hanwha Aerospace Co. Ltd.	42,910	6,517,879
HD Hyundai Infracore Co. Ltd.	559,761	3,330,164
Hyundai Motor Co.	13,941	2,507,650
KakaoBank Corp.	232,212	4,164,915
KB Financial Group, Inc.	128,356	6,961,630
LG Chem Ltd.	4,969	1,427,833
Meritz Financial Group, Inc.	42,410	2,424,895
NCSoft Corp.	9,899	1,250,741
Orion Corp./Republic of Korea	15,034	1,006,133
Samsung C&T Corp.	1,407	152,804
Samsung Electronics Co. Ltd.	48,402	2,690,505
Samsung SDI Co. Ltd.	3,500	1,083,141
SK Hynix, Inc.	293,115	36,172,031
		71,326,229
Spain — 0.8%
Aena SME SA (b)	3,770	687,043
Amadeus IT Group SA	21,696	1,377,130
Banco Bilbao Vizcaya Argentaria SA	1,230,465	13,306,216
Banco de Sabadell SA	527,643	1,007,906
Banco Santander SA	2,406,411	11,708,710
Cellnex Telecom SA (b)	2,166,795	71,622,750
Industria de Diseno Textil SA	127,493	5,804,876
Puig Brands SA (c)	1,236,716	32,335,688
Repsol SA	93,418	1,466,296
		139,316,615
Sweden — 0.3%
Assa Abloy AB, Class B	639,254	16,889,988
Atlas Copco AB, A Shares	53,714	940,859
Boliden AB	11,844	395,610
Getinge AB, Class B	40,107	844,350
Industrivarden AB, Class A	29,511	950,358
SKF AB, B Shares	77,772	1,598,842
SSAB AB, A Shares	165,030	926,664
SSAB AB, B Shares	451,033	2,523,781
Telia Co. AB	4,352,171	9,955,486
Trelleborg AB, Class B	212,451	7,487,289
Volta Trucks, Series C, (Acquired 02/22/22, Cost: $3,635,023) (e)(i)	30,817	—
Volvo AB, Class B	352,040	8,960,537
Volvo Car AB (g)	640,826	130,835
Volvo Car AB, Class B (g)	642,369	1,994,063
		53,598,662
Switzerland — 0.8%
Alcon, Inc.	35,612	2,730,613
Banque Cantonale Vaudoise, Registered Shares	6,060	633,722
Clariant AG, Class N, Registered Shares	76,866	1,149,978
Flughafen Zurich AG, Class N, Registered Shares	3,037	608,010
Galderma Group AG (g)	168,017	12,520,168
Geberit AG, Class N, Registered Shares	512	273,296
Julius Baer Group Ltd., Class N	19,435	1,042,850
Kuehne and Nagel International AG, Registered Shares	25,844	6,830,478
Lonza Group AG, Registered Shares	1,954	1,078,595
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security	Shares	Value
Switzerland (continued)
Novartis AG, Class N, Registered Shares	273,690	$ 26,563,661
PSP Swiss Property AG, Class N, Registered Shares	4,718	583,245
SGS SA, Registered Shares	56,816	5,002,968
Sika AG, Registered Shares	18,985	5,400,499
Swiss Prime Site AG, Registered Shares	9,848	909,294
UBS Group AG, Registered Shares	2,438,926	64,054,167
		129,381,544
Taiwan — 0.8%
Acer, Inc.	2,595,000	3,570,599
Advantech Co. Ltd.	49,000	569,939
ASE Technology Holding Co. Ltd.	581,000	2,613,685
Asustek Computer, Inc.	405,000	5,310,660
Chicony Electronics Co. Ltd.	554,000	3,429,598
Chunghwa Telecom Co. Ltd.	214,000	813,379
Compal Electronics, Inc.	6,526,000	7,118,292
Far EasTone Telecommunications Co. Ltd.	323,000	801,173
Genius Electronic Optical Co. Ltd.	109,000	1,465,206
Inventec Corp.	1,430,000	2,294,031
MediaTek, Inc.	378,000	11,397,142
Novatek Microelectronics Corp.	66,000	1,247,084
Quanta Computer, Inc.	1,823,000	14,307,334
Realtek Semiconductor Corp.	6,000	95,449
Taiwan Mobile Co. Ltd.	228,000	727,687
Taiwan Semiconductor Manufacturing Co. Ltd.	3,292,000	78,822,839
Wistron Corp.	276,000	945,040
Wiwynn Corp.	23,000	1,636,198
		137,165,335
Thailand — 0.0%
Advanced Info Service PCL, Registered Shares	166,900	889,443
CP ALL PCL	344,800	534,970
True Corp. PCL, NVDR (g)	1,974,800	407,228
		1,831,641
United Arab Emirates — 0.0%
Abu Dhabi Commercial Bank PJSC	175,230	397,892
Air Arabia PJSC	690,487	502,748
Borouge PLC	1,045,131	697,152
Emaar Properties PJSC	474,886	1,061,508
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost: $0) (e)(i)	1,518,232	15
NMC Health PLC (e)(g)	1,077,976	14
		2,659,329
United Kingdom — 2.4%
AstraZeneca PLC	380,408	57,536,278
AstraZeneca PLC, ADR	420,418	31,901,318
Auto Trader Group PLC (b)	499,773	4,332,772
BAE Systems PLC	7,116,880	118,369,495
Barclays PLC	2,220,266	5,597,940
British American Tobacco PLC	97,156	2,852,138
Burberry Group PLC	393,572	5,631,479
Compass Group PLC	760,224	21,144,649
Direct Line Insurance Group PLC	207,690	482,194
Genius Sports Ltd. (g)	635,957	3,205,223
Hargreaves Lansdown PLC	254,706	2,573,889
J Sainsbury PLC	2,433,660	7,982,835
Kingfisher PLC	497,779	1,533,320
London Stock Exchange Group PLC	134,172	14,791,132
NatWest Group PLC	1,240,131	4,680,727
Pearson PLC	371,465	4,507,293
RELX PLC	1,001,340	41,141,929
Security	Shares	Value
United Kingdom (continued)
Rightmove PLC	66,440	$ 425,601
Rolls-Royce Holdings PLC (g)	1,460,067	7,487,259
Spirax-Sarco Engineering PLC	150,153	16,522,447
Standard Chartered PLC	420,776	3,615,113
Synthomer PLC (g)	661,739	2,141,562
Tesco PLC	678,812	2,506,220
Teya Services Ltd., (Acquired 11/16/21, Cost: $10,172,087) (e)(i)	5,237	1,403,987
Unilever PLC	965,352	49,938,438
Weir Group PLC	27,703	706,908
		413,012,146
United States — 44.1%
A O Smith Corp.	37,712	3,124,062
Abbott Laboratories (j)	119,892	12,704,955
AbbVie, Inc. (j)	335,004	54,485,051
Adobe, Inc. (g)	189,981	87,928,906
Advanced Micro Devices, Inc. (g)	450,285	71,316,138
AES Corp.	1,413,598	25,303,404
Alphabet, Inc., Class C (g)(j)	1,516,311	249,645,443
Altair Engineering, Inc., Class A (g)(h)	196,941	15,843,903
Altice USA, Inc., Class A (g)	706,623	1,363,782
Altria Group, Inc.	22,571	988,836
Amazon.com, Inc. (g)(j)	1,750,958	306,417,650
American Tower Corp.	265,444	45,539,573
American Water Works Co., Inc.	168,544	20,616,302
Amgen, Inc.	38,950	10,669,963
Amkor Technology, Inc.	16,381	529,925
ANSYS, Inc. (g)	30,118	9,784,736
Apple, Inc.	1,477,064	251,588,311
Applied Materials, Inc.	408,359	81,120,515
Astra Space, Inc., Class A	49,905	33,930
AT&T, Inc.	462,558	7,812,605
Atlassian Corp., Class A (g)	30,141	5,193,294
Autodesk, Inc. (g)	18,512	3,940,279
Avaya Holdings Corp.	1,902	7,846
Ball Corp.	17,330	1,205,648
Bank of America Corp.	29,380	1,087,354
Baxter International, Inc.	26,766	1,080,543
Becton Dickinson & Co.	7,563	1,774,280
Berkshire Hathaway, Inc., Class B (g)	1,654	656,191
Boeing Co. (g)	58,791	9,867,481
Booking Holdings, Inc.	5,934	20,484,346
Boston Scientific Corp. (g)	1,611,058	115,786,738
Boyd Gaming Corp.	7,527	402,770
BP PLC	1,194,588	7,699,881
Bristol-Myers Squibb Co.	344,137	15,121,380
Broadcom, Inc.	7,944	10,329,345
Builders FirstSource, Inc. (g)	60,192	11,004,301
Bunge Global SA	425,258	43,274,254
Cadence Design Systems, Inc. (g)	178,010	49,064,896
Caesars Entertainment, Inc. (g)	83,482	2,990,325
Campbell Soup Co.	12,018	549,343
Capital One Financial Corp.	18,874	2,707,098
Cardinal Health, Inc.	20,127	2,073,886
Carnival Corp. (g)(h)	637,362	9,445,705
Caterpillar, Inc.	24,270	8,120,014
Centene Corp. (g)	164,984	12,053,731
Centuri Holdings, Inc. (g)	135,599	3,356,075
CF Industries Holdings, Inc.	669,210	52,847,514
Cheniere Energy, Inc.	33,063	5,218,003
Chesapeake Energy Corp.	14,795	1,329,775
Chevron Corp.	526,748	84,948,650

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Chubb Ltd.	350,426	$ 87,129,921
Cincinnati Financial Corp.	18,161	2,101,046
Citigroup, Inc.	342,523	21,006,936
Coca-Cola Co.	22,627	1,397,670
Comcast Corp., Class A	821,350	31,301,648
Comerica, Inc.	17,291	867,489
Conagra Brands, Inc.	31,666	974,679
Confluent, Inc., Class A (g)(h)	1,899,101	53,402,720
ConocoPhillips	631,264	79,299,384
Copart, Inc. (g)(h)	198,748	10,794,004
Costco Wholesale Corp.	115,323	83,366,997
CRH PLC	512,292	39,672,292
Crowdstrike Holdings, Inc., Class A (g)	144,774	42,352,186
Crown Holdings, Inc.	26,597	2,182,816
Crown PropTech Acquisitions(e)	254,374	39,212
Crown PropTech Acquisitions, Class A (g)	108,245	1,162,551
CSL Ltd.	25,842	4,591,505
Cummins, Inc.	45,420	12,830,696
Customers Bancorp, Inc. (g)(h)	5,002	228,441
Danaher Corp.	150,294	37,065,506
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $4,809,288) (g)(i)(k)	— (l)	25,686,160
Deckers Outdoor Corp. (g)	45,843	37,521,120
Dell Technologies, Inc., Class C	44,997	5,608,426
Delta Air Lines, Inc.	1,328,087	66,497,316
Dexcom, Inc. (g)	205,117	26,129,855
DuPont de Nemours, Inc.	36,722	2,662,345
Dynatrace, Inc. (g)	163,700	7,417,247
Edison International	15,269	1,085,015
Edwards Lifesciences Corp. (g)	229,735	19,451,662
Electronic Arts, Inc.	95,361	12,093,682
Eli Lilly & Co.	112,921	88,202,593
Enterprise Products Partners LP	171,445	4,814,176
EOG Resources, Inc.	32,382	4,278,634
EPAM Systems, Inc. (g)	3,796	893,047
Epic Games, Inc., (Acquired 07/02/20, Cost: $23,484,725) (e)(i)	40,843	24,505,800
Equifax, Inc.	6,452	1,420,666
Equinix, Inc.	5,303	3,771,016
Expeditors International of Washington, Inc.	3,812	424,314
Experian PLC	79,053	3,188,519
F5, Inc. (g)	192,443	31,812,752
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $40,652,984) (e)(i)	599,248	42,264,961
Farmer’s Business Network, Inc. (e)	310,205	1,119,840
Ferguson PLC	17,074	3,600,152
First Citizens BancShares, Inc., Class A	696	1,173,985
Floor & Decor Holdings, Inc., Class A (g)(h)	196,792	21,712,061
Ford Motor Co.	646,063	7,849,665
Formentera Partners Fund II LP (e)(k)	— (l)	9,076,244
Fortinet, Inc. (g)	366,550	23,158,629
Fortive Corp.	871,801	65,620,461
FQT Private (e)	2,439,185	3,463,643
Franklin Resources, Inc.	756,460	17,277,546
Freeport-McMoRan, Inc. (j)	1,142,117	57,037,323
Freewire Equity (e)	166	650,101
General Dynamics Corp.	47,591	13,662,900
General Mills, Inc.	24,945	1,757,625
General Motors Co.	534,875	23,817,984
Gilead Sciences, Inc.	67,728	4,415,866
Golden Entertainment, Inc.	13,159	421,746
Goldman Sachs Group, Inc.	132,214	56,417,036
Security	Shares	Value
United States (continued)
Grand Rounds, Inc., Class E, (Acquired 02/11/22, Cost: $31,181,561) (e)(i)	11,562,554	$ 10,984,426
GSK PLC	377,790	7,837,976
Hartford Financial Services Group, Inc.	66,366	6,430,202
Hawkeye 360, Series D1(e)	561,818	5,275,471
HCA Healthcare, Inc.	4,288	1,328,508
Healthpeak Properties, Inc.	913,210	16,994,838
Hilton Worldwide Holdings, Inc.	126,387	24,933,627
Holcim AG	59,446	4,976,088
Honeywell International, Inc.	9,247	1,782,174
Howmet Aerospace, Inc.	23,575	1,573,631
Huntington Bancshares, Inc.	189,842	2,557,172
iHeartMedia, Inc., Class A (g)	10,778	22,634
Illinois Tool Works, Inc.	22,004	5,371,396
Incyte Corp. (g)	11,021	573,643
Ingersoll Rand, Inc.	996,143	92,960,065
Insulet Corp. (g)	49,406	8,494,868
Intel Corp.	35,679	1,087,139
International Bancshares Corp.	8,069	449,040
Intuit, Inc.	40,352	25,245,018
Intuitive Surgical, Inc. (g)	174,011	64,491,957
Invesco Ltd.	633,029	8,970,021
Invesco Municipal Opportunity Trust	104,269	967,616
Invesco Municipal Trust	103,480	962,364
Invesco Quality Municipal Income Trust	102,702	958,210
Invesco S&P 500 Equal Weight ETF (h)	185,789	29,949,187
Invesco Trust for Investment Grade Municipals	105,128	1,003,972
Invesco Value Municipal Income Trust	87,571	993,931
James Hardie Industries PLC (g)	189,686	6,521,017
Johnson & Johnson	480,037	69,408,550
JPMorgan Chase & Co.	854,613	163,863,497
Kellanova	138,039	7,986,937
Keysight Technologies, Inc. (g)	62,551	9,253,795
Kimberly-Clark Corp.	97,878	13,363,283
Kinder Morgan, Inc.	13,494	246,670
KLA Corp.	30,714	21,170,853
Lam Research Corp.	41,608	37,214,611
Landsea Homes Corp. (g)	131,222	1,515,614
Las Vegas Sands Corp.	487,200	21,612,192
Latch, Inc.	520,854	260,479
Lennar Corp., Class A	43,629	6,615,029
Linde PLC	13,684	6,034,097
Lions Gate Entertainment Corp., Class A (g)	394,144	3,976,913
Lions Gate Entertainment Corp., Class B (g)	17,957	169,335
LKQ Corp.	1,330,892	57,401,372
Loar Holdings, Inc. (g)	1,619	84,706
Lockheed Martin Corp.	76,316	35,481,598
Lookout, Inc., (Acquired 03/04/15, Cost: $2,002,652) (e)(i)	175,316	224,404
LPL Financial Holdings, Inc.	235,237	63,309,334
Lululemon Athletica, Inc. (g)	27,811	10,028,647
M/I Homes, Inc. (g)	6,288	730,791
Marathon Petroleum Corp.	40,633	7,383,829
MarketAxess Holdings, Inc.	16,954	3,392,326
Marsh & McLennan Cos., Inc.	461,089	91,954,979
Marvell Technology, Inc.	272,577	17,965,550
Masco Corp.	204,256	13,981,323
Masimo Corp. (g)(h)	177,997	23,924,577
Mastercard, Inc., Class A	400,507	180,708,758
McDonald’s Corp.	234,594	64,053,546
McKesson Corp.	8,074	4,337,434
Medtronic PLC	23,609	1,894,386
Merck & Co., Inc.	829,216	107,151,292
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Meta Platforms, Inc., Class A	184,292	$ 79,276,890
Mettler-Toledo International, Inc. (g)	3,737	4,595,389
MGM Resorts International (g)	637,001	25,123,319
Microchip Technology, Inc.	54,625	5,024,407
Micron Technology, Inc.	561,364	63,411,677
Microsoft Corp. (j)	1,268,989	494,055,487
Mirion Technologies, Inc., Class A	2,672,710	29,052,358
Mirion Technologies, Inc., Class A (g)	223,121	2,425,325
Moderna, Inc. (g)	18,445	2,034,668
Molson Coors Beverage Co., Class B	16,773	960,422
Mondelez International, Inc., Class A	13,698	985,434
Monolithic Power Systems, Inc.	1,839	1,230,898
Motorola Solutions, Inc.	8,624	2,924,830
MSCI, Inc., Class A	37,668	17,545,378
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $6,129,222) (e)(i)	8,922	—
Nasdaq, Inc.	132,066	7,904,150
Nestle SA, Class N, Registered Shares	455,251	45,707,272
NetApp, Inc.	38,997	3,985,883
Netflix, Inc. (g)	41,108	22,635,709
New York Community Bancorp, Inc., Class A	715,200	1,895,280
News Corp., Class A	93,809	2,232,654
NextEra Energy, Inc.	742,582	49,730,717
Northrop Grumman Corp.	125,867	61,049,271
NRG Energy, Inc.	134,842	9,798,968
Nucor Corp.	63,115	10,636,771
Nuveen Municipal Value Fund, Inc.	162,024	1,372,343
NVIDIA Corp. (j)	422,245	364,828,125
Old Dominion Freight Line, Inc.	3,882	705,398
Omnicom Group, Inc.	58,906	5,468,833
Opendoor Technologies, Inc. (g)(h)	744,088	1,480,735
Oracle Corp.	834,020	94,869,775
PACCAR, Inc.	66,397	7,045,386
Packaging Corp. of America	11,475	1,984,946
Palladyne AI Corp (g)(h)	27,356	36,931
Palo Alto Networks, Inc. (g)	113,344	32,970,636
Paramount Global, Class B	174,817	1,991,166
Park Hotels & Resorts, Inc.	81,911	1,321,224
Playstudios, Inc., Class A	831,348	1,795,712
PNC Financial Services Group, Inc.	117,666	18,033,491
PPG Industries, Inc.	22,969	2,963,001
Principal Financial Group, Inc.	52,742	4,174,002
Progressive Corp.	390,677	81,358,485
Prologis, Inc.	122,523	12,503,472
Regeneron Pharmaceuticals, Inc. (g)	4,954	4,412,330
ResMed, Inc.	63,123	13,507,691
Roche Holding AG	2,494	598,506
Rollins, Inc.	126,898	5,654,575
Roper Technologies, Inc.	31,999	16,366,209
Royal Caribbean Cruises Ltd. (g)	101,628	14,190,318
RTX Corp.	20,369	2,067,861
RXO, Inc. (g)	51,978	982,904
S&P Global, Inc.	73,704	30,648,334
Salesforce, Inc.	367,883	98,938,454
Sanofi SA	535,250	52,878,983
Sarcos Technology & Robotics Corp.	607,934	820,711
Schneider Electric SE	16,952	3,865,283
Screaming Eagle Acquisition Corp., Class A (g)	249,210	2,676,515
Seagate Technology Holdings PLC	101,944	8,758,009
Security	Shares	Value
United States (continued)
Sempra	1,244,485	$ 89,142,461
ServiceNow, Inc. (g)	13,474	9,341,928
Shell PLC	3,086,911	110,307,046
Shell PLC, ADR	593,077	42,499,898
Skyworks Solutions, Inc.	119,508	12,738,358
Smith Douglas Homes Corp. (g)(h)	85,403	2,482,665
Snap-on, Inc.	2,105	564,056
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $1,060,929) (e)(i)	70,636	496,571
Snowflake, Inc., Class A (g)	12,260	1,902,752
Solventum Corp. (g)	14,104	916,917
Sonder Holdings, Inc., Class A	41,535	166,140
Space Exploration Technologies Corp., (Acquired 08/21/23, Cost: $8,130,699), A shares (e)(i)	100,379	9,736,763
Space Exploration Technologies Corp., (Acquired 08/21/23, Cost: $8,726,616), C shares (e)(i)	107,736	10,450,392
SPDR S&P Regional Banking ETF (h)	36,410	1,711,998
Starbucks Corp.	110,058	9,739,032
State Street Corp.	93,619	6,786,441
Stryker Corp.	12,555	4,224,757
Sun Country Airlines Holdings, Inc.	963,151	12,819,540
Synchrony Financial	244,224	10,740,972
T Rowe Price Group, Inc.	107,163	11,741,850
Tapestry, Inc.	50,302	2,008,056
Tenaris SA	423,230	7,028,667
Texas Capital Bancshares, Inc. (g)(h)	17,178	986,017
Thermo Fisher Scientific, Inc.	169,057	96,146,097
TJX Cos., Inc.	738,610	69,495,815
TransDigm Group, Inc.	17,429	21,751,915
Transocean Ltd. (g)(h)	1,140,594	5,953,901
Travelers Cos., Inc.	49,196	10,437,423
Truist Financial Corp.	48,561	1,823,466
U.S. Steel Corp.	136,789	4,992,798
Uber Technologies, Inc. (g)	6,806	451,034
Ulta Beauty, Inc. (g)	18,945	7,669,694
United Parcel Service, Inc., Class B	91,046	13,427,464
UnitedHealth Group, Inc.	246,143	119,059,369
Universal Health Services, Inc., Class B	37,851	6,450,946
Valero Energy Corp.	360,380	57,613,951
Veralto Corp. (h)	561,144	52,567,970
VeriSign, Inc. (g)	1,520	257,610
Vertex Pharmaceuticals, Inc. (g)	62,217	24,439,460
VICI Properties, Inc.	62,556	1,785,974
Visa, Inc., Class A	202,721	54,452,888
Vistra Corp.	505,701	38,352,364
Volato Group, Inc., (Acquired 12/03/23, Cost: $364) (i)	72,703	163,582
Walmart, Inc.	1,777,498	105,494,506
Walt Disney Co.	795,208	88,347,609
Wells Fargo & Co.	1,552,029	92,066,360
Workday, Inc., Class A (g)	37,463	9,168,320
Wynn Resorts Ltd.	174,275	15,972,304
Zoetis, Inc., Class A	28,267	4,501,237
Zscaler, Inc. (g)	88,491	15,303,634
		7,466,740,115

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security	Shares	Value
Zambia — 0.0%
First Quantum Minerals Ltd.	49,615	$ 629,986
Total Common Stocks — 65.5% (Cost: $8,043,700,746)		11,097,790,981

		Par (000)
Corporate Bonds
Argentina — 0.0%
YPF SA, 9.50%, 01/17/31(b)	USD	1,221	1,230,799
Australia — 0.3%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		1,454	1,254,529
Mineral Resources Ltd., 9.25%, 10/01/28(b)		2,186	2,291,663
Oceana Australian Fixed Income Trust, A Note Upsize(e)
12.00%, 07/31/25	AUD	6,515	4,222,950
12.50%, 07/31/26		9,773	6,346,778
12.50%, 07/31/27		16,288	10,591,464
Quintis Australia Pty. Ltd.(b)(e)(f)
10/01/26	USD	92,389	20,325,621
10/01/28		82,685	8
			45,033,013
Austria — 0.1%
ams-OSRAM AG
2.13%, 11/03/27(d)(m)	EUR	8,100	6,405,445
10.50%, 03/30/29(b)		5,934	6,332,768
			12,738,213
Belgium(d) — 0.0%
Anheuser-Busch InBev SA/NV, 4.00%, 09/24/25	GBP	733	900,187
KBC Group NV, (1-year UK Government Bond + 0.92%), 1.25%, 09/21/27(a)		700	791,765
			1,691,952
Brazil — 0.1%
3R Lux SARL, 9.75%, 02/05/31(b)	USD	755	794,638
Azul Secured Finance LLP, 11.93%, 08/28/28(b)		729	725,355
Banco Votorantim SA, 4.50%, 09/24/24(d)		782	774,493
Braskem Netherlands Finance BV, (5-year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		629	615,830
Cosan Luxembourg SA, 7.25%, 06/27/31(b)		970	969,951
Embraer Netherlands Finance BV, 7.00%, 07/28/30(b)		1,198	1,227,201
MC Brazil Downstream Trading SARL
7.25%, 06/30/31(b)		598	516,542
7.25%, 06/30/31(d)		420	362,976
Raizen Fuels Finance SA(b)
6.45%, 03/05/34		1,135	1,129,892
6.95%, 03/05/54		475	462,175
Samarco Mineracao SA, (9.50% PIK), 9.50%, 06/30/31(d)(n)		908	827,506
St Marys Cement, Inc./Canada, 5.75%, 04/02/34(b)		630	615,825
Suzano Austria GmbH, 3.13%, 01/15/32		1,316	1,060,696
			10,083,080
Canada — 0.4%
Air Canada, 3.88%, 08/15/26(b)		749	710,522
Dye & Durham Ltd., 8.63%, 04/15/29(b)		2,162	2,183,131
Security		Par (000)	Value
Canada (continued)
Garda World Security Corp.(b)
9.50%, 11/01/27	USD	1,350	$ 1,343,795
7.75%, 02/15/28		798	806,753
HR Ottawa LP, 11.00%, 03/31/31(b)		49,069	52,620,560
Rogers Communications, Inc., 5.00%, 02/15/29		3,927	3,821,378
Toronto-Dominion Bank, 2.88%, 04/05/27(d)	GBP	733	854,211
			62,340,350
Chile — 0.0%
AES Andes SA, 6.30%, 03/15/29(b)	USD	681	670,591
Banco de Credito e Inversiones SA, (5-year CMT + 4.94%), 8.75%(a)(b)(o)		420	429,290
Banco del Estado de Chile, 2.70%, 01/09/25(d)		282	275,655
Empresa Nacional del Petroleo
3.75%, 08/05/26(d)		903	859,261
6.15%, 05/10/33(b)		716	709,064
Engie Energia Chile SA, 3.40%, 01/28/30(d)		896	764,400
Kenbourne Invest SA(g)(p)
6.88%, 11/26/24(b)		1,545	619,448
4.70%, 01/22/28(d)		570	226,575
			4,554,284
China — 0.0%
BOC Aviation Ltd., 3.50%, 09/18/27(d)		1,000	934,910
Fantasia Holdings Group Co. Ltd.(d)(g)(p)
11.75%, 04/17/22		2,110	31,650
7.95%, 07/05/22		510	7,650
10.88%, 01/09/23		3,132	46,980
9.25%, 07/28/23		902	13,530
9.88%, 10/19/23		481	7,215
Far East Horizon Ltd., 6.63%, 04/16/27(d)		430	427,623
Fortune Star BVI Ltd.(d)
6.85%, 07/02/24		732	724,629
5.00%, 05/18/26		579	513,863
Geely Automobile Holdings Ltd., (5-year CMT + 5.45%), 4.00%(a)(d)(o)		200	196,250
Huarong Finance Co. Ltd., Series 2019, (5-year CMT + 6.98%), 4.25%(a)(d)(o)		300	283,125
Meituan, 3.05%, 10/28/30(d)		1,000	843,437
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.15%, 05/01/27		950	887,898
Tencent Holdings Ltd., 3.93%, 01/19/38(d)		400	329,236
Tencent Music Entertainment Group, 2.00%, 09/03/30		400	321,125
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26(d)		464	373,810
			5,942,931
Colombia — 0.0%
Bancolombia SA(a)
(5-year CMT + 2.93%), 6.91%, 10/18/27		400	394,940
(5-year CMT + 2.94%), 4.63%, 12/18/29		562	541,979
Ecopetrol SA, 8.88%, 01/13/33		1,388	1,417,877
Gran Tierra Energy, Inc., 9.50%, 10/15/29(b)		910	854,035
SierraCol Energy Andina LLC, 6.00%, 06/15/28(d)		315	272,967
			3,481,798
Costa Rica — 0.0%
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(b)		637	657,607
Czech Republic — 0.0%
Allwyn Entertainment Financing U.K. PLC, 7.25%, 04/30/30(d)	EUR	4,000	4,439,554
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)	USD	968	$ 971,872
France — 0.5%
Altice France SA/France(d)
2.50%, 01/15/25	EUR	1,890	1,796,147
2.13%, 02/15/25		752	715,010
5.88%, 02/01/27		4,006	3,088,836
BNP Paribas SA
3.38%, 01/23/26(d)	GBP	733	882,801
1.88%, 12/14/27(d)		700	775,952
(1-day SOFR + 0.91%), 1.68%, 06/30/27(a)(b)	USD	1,797	1,647,491
(3-mo. EURIBOR + 1.80%), 2.13%, 01/23/27(a)(d)	EUR	3,500	3,620,150
BPCE SA, 4.50%, 03/15/25(b)	USD	3,319	3,267,956
Forvia SE, 2.75%, 02/15/27(d)	EUR	12,215	12,436,205
Goldstory SAS(b)
6.75%, 02/01/30		5,065	5,499,965
(3-mo. EURIBOR + 4.00%), 7.84%, 02/01/30(a)		3,750	4,020,731
Iliad Holding SASU(d)
5.13%, 10/15/26		7,946	8,479,976
5.63%, 10/15/28		11,549	12,170,000
Loxam SAS(d)
5.75%, 07/15/27		4,003	4,227,626
6.38%, 05/31/29		5,924	6,524,782
Nova Alexandre III SAS, (3-mo. EURIBOR + 5.25%), 9.11%, 07/15/29(a)(b)		2,643	2,785,353
Sabena Technics Sas, (Acquired 10/28/22, Cost: $7,098,853), 8.90%, 09/30/29(e)(i)		7,221	7,706,664
Societe Generale SA, 1.88%, 10/03/24(d)	GBP	700	862,013
TotalEnergies Capital International SA, 1.66%, 07/22/26(d)		700	814,640
			81,322,298
Germany — 0.6%
Adler Pelzer Holding GmbH, 9.50%, 04/01/27(b)	EUR	16,806	17,964,248
APCOA Parking Holdings GmbH, (3-mo. EURIBOR + 5.00%), 8.91%, 01/15/27(a)(b)		9,529	10,182,228
Deutsche Bank AG/New York, (1-day SOFR + 3.18%), 6.72%, 01/18/29(a)	USD	2,995	3,054,544
IHO Verwaltungs GmbH(d)(n)
(3.88% PIK), 3.88%, 05/15/27	EUR	3,801	3,941,957
(4.50% PIK), 3.75%, 09/15/26		3,990	4,177,226
(8.75% Cash or 9.50% PIK), 8.75%, 05/15/28		4,042	4,631,908
Lanxess AG, (13.35% PIK), 13.35%, 03/31/31(e)(n)		10,885	10,889,911
Mahle GmbH, 05/02/31(b)(c)		4,782	5,109,732
ProGroup AG(b)
5.13%, 04/15/29		1,403	1,498,465
5.38%, 04/15/31		1,805	1,914,258
Tele Columbus AG, (10.00% PIK), 10.00%, 01/01/29(d)(n)		4,000	2,646,606
TK Elevator Holdco GmbH, 6.63%, 07/15/28(d)		7,161	7,256,931
TK Elevator Midco GmbH, 4.38%, 07/15/27(d)		20,305	20,716,222
TUI Cruises GmbH, 6.25%, 04/15/29(b)		3,244	3,487,964
Volkswagen Financial Services AG, 0.88%, 01/31/28(d)		3,928	3,751,908
Volkswagen Financial Services NV(d)
1.88%, 12/03/24	GBP	400	490,234
4.25%, 10/09/25		300	367,666
			102,082,008
Security		Par (000)	Value
Ghana — 0.0%
Kosmos Energy Ltd., 7.50%, 03/01/28(d)	USD	849	$ 810,795
Guatemala — 0.0%
Millicom International Cellular SA, 7.38%, 04/02/32(b)		690	674,192
Hong Kong — 0.3%
AIA Group Ltd.(d)
5.38%, 04/05/34		500	485,414
(5-year CMT + 1.76%), 2.70%(a)(o)		1,000	926,068
FWD Group Holdings Ltd., 8.40%, 04/05/29(b)		38,924	39,617,334
HKT Capital No. 6 Ltd., 3.00%, 01/18/32(d)		900	754,313
Melco Resorts Finance Ltd.
4.88%, 06/06/25(d)		300	292,125
5.38%, 12/04/29(d)		1,234	1,100,222
7.63%, 04/17/32(b)		495	485,100
			43,660,576
India — 0.1%
Adani Green Energy UP Ltd./Prayatna Developers Pvt. Ltd./Parampujya Solar Energey, 6.70%, 03/12/42(b)		512	474,880
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(d)		500	487,031
CA Magnum Holdings, 5.38%, 10/31/26(d)		475	449,350
Diamond II Ltd., 7.95%, 07/28/26(b)		600	601,500
Greenko Dutch BV, 3.85%, 03/29/26(d)		455	424,287
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/25(d)		300	294,375
India Green Power Holdings, 4.00%, 02/22/27(d)		560	509,582
Indian Railway Finance Corp. Ltd., 3.25%, 02/13/30(d)		660	573,581
Network i2i Ltd., (5-year CMT + 3.39%), 3.98%(a)(d)(o)		1,000	949,375
Periama Holdings LLC, 5.95%, 04/19/26(d)		891	876,931
Power Finance Corp. Ltd., 4.50%, 06/18/29(d)		500	468,594
REC Ltd.(d)
2.75%, 01/13/27		500	459,844
5.63%, 04/11/28		300	297,000
REI Agro Ltd.(g)(p)
5.50%, 11/13/14		44,430	222,150
5.50%, 11/13/14(e)		8,271	1
ReNew Pvt Ltd., 5.88%, 03/05/27(d)		347	332,426
Shriram Finance Ltd., 6.63%, 04/22/27(d)		460	454,825
TML Holdings Pte. Ltd., 4.35%, 06/09/26(d)		239	228,096
Vedanta Resources Finance II PLC
13.88%, 12/09/28(d)		539	489,397
13.88%, 12/09/28(b)		168	152,460
			8,745,685
Indonesia — 0.1%
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(d)		722	682,741
Freeport Indonesia PT, 4.76%, 04/14/27(d)		820	791,964
LLPL Capital Pte. Ltd., 6.88%, 02/04/39(d)		1,138	1,097,530
Medco Laurel Tree Pte Ltd., 6.95%, 11/12/28(d)		200	191,100
Medco Maple Tree Pte Ltd., 8.96%, 04/27/29(b)		550	564,781
Minejesa Capital BV(d)
4.63%, 08/10/30		930	865,979
5.63%, 08/10/37		500	433,468
Pakuwon Jati Tbk PT, 4.88%, 04/29/28(d)		225	208,195

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Indonesia (continued)
Pertamina Geothermal Energy PT, 5.15%, 04/27/28(d)	USD	510	$ 500,438
Pertamina Persero PT, 3.65%, 07/30/29(d)		1,794	1,630,858
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(d)		379	373,761
Theta Capital Pte. Ltd., 8.13%, 01/22/25(d)		666	609,523
			7,950,338
Ireland — 0.0%
Dell Bank International DAC, 0.50%, 10/27/26(d)	EUR	1,880	1,854,040
Israel — 0.1%
Energean Israel Finance Ltd., 8.50%, 09/30/33(b)(d)	USD	836	802,514
Leviathan Bond Ltd., 6.75%, 06/30/30(b)(d)		322	286,470
Teva Pharmaceutical Finance Netherlands II BV
1.88%, 03/31/27(d)	EUR	2,046	2,013,617
3.75%, 05/09/27		3,952	4,106,865
7.38%, 09/15/29		6,883	8,107,641
7.88%, 09/15/31		3,592	4,403,600
			19,720,707
Italy — 0.5%
Azzurra Aeroporti SpA, 2.13%, 05/30/24(d)		16,182	17,217,458
Forno d’Asolo SpA, (3-mo. EURIBOR + 5.50%), 9.41%, 04/30/27(a)(b)		21,390	22,370,871
IMA Industria Macchine Automatiche SpA(a)
(3-mo. EURIBOR + 3.75%), 7.65%, 04/15/29(b)		3,211	3,462,420
04/15/29(c)(d)		1,719	1,853,597
Immobiliare Grande Distribuzione SIIQ SpA, 5.50%, 05/17/27(d)		7,956	8,480,034
Marcolin SpA, 6.13%, 11/15/26(b)		6,031	6,468,391
Rekeep SpA, 7.25%, 02/01/26(d)		5,929	5,729,490
Shiba Bidco SpA, 4.50%, 10/31/28(b)		9,744	9,930,856
Taurus Law130 Securities Srl, (Acquired 07/14/23, Cost: $11,097,385), 7.17%, 08/15/27(e)(i)		10,181	10,605,697
			86,118,814
Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc., (1-year CMT + 0.45%), 0.96%, 10/11/25(a)	USD	855	835,669
Nissan Motor Co. Ltd., 2.65%, 03/17/26(d)	EUR	2,157	2,242,690
Rakuten Group, Inc.
9.75%, 04/15/29(b)	USD	10,441	10,340,053
9.75%, 04/15/29(d)		260	257,486
Takeda Pharmaceutical Co. Ltd., 2.25%, 11/21/26(d)	EUR	3,388	3,491,261
			17,167,159
Jersey(b) — 0.2%
Aston Martin Capital Holdings Ltd., 10.00%, 03/31/29	USD	2,770	2,712,921
TER Finance Jersey Ltd., 0.00%, 01/02/25(e)(q)		32,374	30,586,955
			33,299,876
Kuwait — 0.0%
MEGlobal BV
4.25%, 11/03/26(d)		853	816,214
2.63%, 04/28/28(b)		924	813,409
2.63%, 04/28/28(d)		819	720,976
			2,350,599
Luxembourg — 0.2%
Herens Midco SARL, 5.25%, 05/15/29(b)	EUR	10,015	7,546,592
Security		Par (000)	Value
Luxembourg (continued)
INEOS Finance PLC, 6.63%, 05/15/28(b)	EUR	3,871	$ 4,207,460
Matterhorn Telecom SA, 3.13%, 09/15/26(d)		12,323	12,789,457
Sani/Ikos Financial Holdings 1 SARL, 5.63%, 12/15/26(b)		8,042	8,373,445
			32,916,954
Macau — 0.1%
MGM China Holdings Ltd.(d)
5.38%, 05/15/24	USD	400	399,520
5.88%, 05/15/26		796	781,821
4.75%, 02/01/27		200	188,500
Sands China Ltd.
5.13%, 08/08/25		400	395,000
4.05%, 01/08/26		311	299,319
5.40%, 08/08/28		914	884,871
4.63%, 06/18/30		800	720,686
Studio City Co. Ltd., 7.00%, 02/15/27(d)		1,200	1,188,000
Studio City Finance Ltd.(d)
6.00%, 07/15/25		500	493,382
5.00%, 01/15/29		1,334	1,143,905
Wynn Macau Ltd.(d)
5.50%, 01/15/26		300	291,563
5.63%, 08/26/28		300	277,050
			7,063,617
Malaysia(d) — 0.0%
CIMB Bank Bhd, 2.13%, 07/20/27		700	629,563
Dua Capital Ltd., 2.78%, 05/11/31		1,000	832,210
Gohl Capital Ltd., 4.25%, 01/24/27		1,362	1,292,623
Khazanah Capital Ltd., 4.88%, 06/01/33		1,240	1,181,875
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28		1,000	971,250
			4,907,521
Mexico — 0.1%
Braskem Idesa SAPI, 6.99%, 02/20/32(b)		1,606	1,204,500
Petroleos Mexicanos
4.25%, 01/15/25		783	766,117
8.75%, 06/02/29		1,727	1,669,499
5.95%, 01/28/31		2,136	1,687,974
6.70%, 02/16/32		1,114	912,477
Trust Fibra Uno, 4.87%, 01/15/30(d)		966	840,090
			7,080,657
Morocco(b)(c) — 0.0%
OCP SA
05/02/34		1,548	1,525,167
05/02/54		1,304	1,266,184
			2,791,351
Netherlands — 0.2%
Bio City Development Co. B.V, 8.00%, 07/06/24(b)(e)(f)(g)(m)(p)		140,850	5,634,000
Boels Topholding BV
6.25%, 02/15/29(d)	EUR	5,924	6,511,759
05/15/30(b)(c)		4,986	5,321,275
Cooperatieve Rabobank UA, (1-year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)(d)	GBP	700	784,605
ING Groep NV, 3.00%, 02/18/26(d)		700	838,544
Nobian Finance BV, 3.63%, 07/15/26(d)	EUR	4,003	4,128,806
Sigma Holdco BV, 5.75%, 05/15/26(d)		3,701	3,685,078
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Netherlands (continued)
Trivium Packaging Finance BV(b)
5.50%, 08/15/26	USD	2,265	$ 2,225,920
8.50%, 08/15/27		1,101	1,090,279
VZ Vendor Financing II BV, 2.88%, 01/15/29(d)	EUR	5,928	5,448,835
			35,669,101
Nigeria — 0.0%
IHS Holding Ltd., 6.25%, 11/29/28(b)	USD	801	689,861
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)		629	443,838
Peru — 0.0%
Inkia Energy Ltd., 5.88%, 11/09/27(d)		376	365,066
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		593	518,578
			883,644
Philippines(d) — 0.0%
Globe Telecom, Inc., (5-year CMT + 5.53%), 4.20%(a)(o)		400	380,875
Metropolitan Bank & Trust Co., 5.38%, 03/06/29		480	476,400
Rizal Commercial Banking Corp., 5.50%, 01/18/29		500	495,000
			1,352,275
Republic of Korea — 0.0%
Hana Bank, (5-year CMT + 2.41%), 3.50%(a)(d)(o)		400	373,000
Hanwha Life Insurance Co. Ltd., (5-year CMT + 1.85%), 3.38%, 02/04/32(a)(d)		1,000	921,250
Hyundai Capital Services, Inc.(d)
5.13%, 02/05/27		375	368,086
5.13%, 02/05/29		350	339,281
LG Chem Ltd., 2.38%, 07/07/31(d)		1,100	887,219
POSCO
5.63%, 01/17/26(b)		393	391,403
4.88%, 01/23/27(d)		305	298,042
5.75%, 01/17/28(b)		441	440,361
5.88%, 01/17/33(b)		200	200,375
SK Broadband Co. Ltd., 4.88%, 06/28/28(d)		430	417,906
SK Hynix, Inc., 5.50%, 01/16/27(d)		600	592,875
			5,229,798
Singapore — 0.0%
Puma International Financing SA, 7.75%, 04/25/29(d)		400	403,772
Slovenia — 0.0%
United Group BV, (3-mo. EURIBOR + 4.25%), 8.13%, 02/15/31(a)(b)	EUR	4,006	4,275,205
South Africa — 0.0%
Sasol Financing USA LLC
4.38%, 09/18/26	USD	414	390,195
6.50%, 09/27/28		1,251	1,186,495
			1,576,690
South Korea — 0.0%
Hyundai Card Co. Ltd., 5.75%, 04/24/29(d)		515	508,682
LG Electronics, Inc.(b)
5.63%, 04/24/27		1,890	1,879,813
5.63%, 04/24/29		577	574,923
SK Battery America, Inc.(d)
2.13%, 01/26/26		1,326	1,225,025
4.88%, 01/23/27		285	279,286
Security		Par (000)	Value
South Korea (continued)
SK Hynix, Inc., 5.50%, 01/16/29(d)	USD	540	$ 530,555
Woori Card Co. Ltd., 1.75%, 03/23/26(d)		400	367,824
			5,366,108
Spain(d) — 0.1%
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP	2,700	3,244,401
Cellnex Telecom SA, 0.75%, 11/20/31(m)	EUR	7,900	6,891,393
Cirsa Finance International SARL, 7.88%, 07/31/28		4,003	4,506,725
Telefonica Emisiones SA, 5.38%, 02/02/26	GBP	1,472	1,835,277
			16,477,796
Sweden — 0.2%
Heimstaden Bostad Treasury BV
0.63%, 07/24/25(d)	EUR	3,001	2,966,709
1.38%, 03/03/27		3,001	2,750,618
Swedbank AB, (1-year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)(d)	GBP	733	823,879
Verisure Holding AB
3.88%, 07/15/26(d)	EUR	2,087	2,202,191
3.25%, 02/15/27(d)		3,810	3,898,310
9.25%, 10/15/27(b)		4,248	4,811,143
7.13%, 02/01/28(b)		2,088	2,320,211
Verisure Midholding AB, 5.25%, 02/15/29(d)		8,045	8,263,667
			28,036,728
Switzerland — 0.1%
UBS Group AG
0.65%, 01/14/28(d)		7,200	7,026,998
(1-day SOFR + 2.04%), 2.19%, 06/05/26(a)(b)	USD	2,743	2,631,505
(1-year CMT + 1.55%), 4.49%, 05/12/26(a)(b)		1,019	1,003,062
			10,661,565
Thailand — 0.0%
Bangkok Bank PCL/Hong Kong
5.30%, 09/21/28(b)		1,478	1,458,121
5.50%, 09/21/33(b)		1,478	1,439,468
(5-year CMT + 1.90%), 3.73%, 09/25/34(a)(d)		832	721,702
Minor International PCL, (5-year CMT + 7.92%), 2.70%(a)(d)(o)		1,000	933,530
Muang Thai Life Assurance PCL, (10-year CMT + 2.40%), 3.55%, 01/27/37(a)(d)		251	233,769
			4,786,590
Turkey — 0.0%
Sisecam UK PLC(b)(c)
05/02/29		1,548	1,574,644
05/02/32		1,305	1,322,944
Turkiye Varlik Fonu Yonetimi A/S, 8.25%, 02/14/29(d)		520	526,175
			3,423,763
Ukraine(d) — 0.0%
Metinvest BV, 7.65%, 10/01/27		629	434,010
MHP Lux SA, 6.25%, 09/19/29		1,348	920,856
VF Ukraine PAT via VFU Funding PLC, 6.20%, 02/11/25		1,068	838,380
			2,193,246
United Arab Emirates — 0.1%
Abu Dhabi National Energy Co. PJSC, 4.70%, 04/24/33(b)		433	410,944
DAE Funding LLC(d)
1.55%, 08/01/24		761	751,725

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United Arab Emirates (continued)
DAE Funding LLC(d) (continued)
2.63%, 03/20/25	USD	295	$ 285,689
DIB Sukuk Ltd., 5.24%, 03/04/29(d)		400	394,125
DP World Salaam, (5-year CMT + 5.75%), 6.00%(a)(d)(o)		1,290	1,278,390
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC
7.13%, 07/31/26(b)		1,159	1,152,119
7.13%, 07/31/26(d)		371	368,797
MDGH GMTN RSC Ltd., 4.38%, 11/22/33(b)		989	910,189
Shelf Drilling Holdings Ltd., 9.63%, 04/15/29(b)		7,713	7,308,068
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(b)		3,567	3,602,670
			16,462,716
United Kingdom — 1.8%
10X Future Technologies Service Ltd., (Acquired 12/19/23, Cost: $8,960,015), 06/19/26(c)(e)(i)(n)	GBP	7,248	9,260,915
AA Bond Co. Ltd., 6.50%, 01/31/26(d)		14,892	18,352,214
Ardonagh Finco Ltd., 6.88%, 02/15/31(b)	EUR	13,470	13,872,060
Barclays PLC
3.00%, 05/08/26(d)	GBP	733	869,739
5.20%, 05/12/26	USD	819	803,637
3.25%, 02/12/27(d)	GBP	733	858,362
BCP V Modular Services Finance II PLC
6.13%, 11/30/28(b)		12,036	13,761,221
6.13%, 11/30/28(d)		8,370	9,569,742
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(b)	EUR	10,254	9,520,475
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(d)	GBP	28,177	34,595,523
Bellis Finco PLC, 4.00%, 02/16/27(d)		8,123	9,406,094
Boparan Finance PLC, 7.63%, 11/30/25(d)		10,750	12,303,192
CK Hutchison Group Telecom Finance SA, 2.63%, 10/17/34(d)		7,929	7,040,043
CK Hutchison International 23 Ltd., 4.88%, 04/21/33(d)	USD	405	384,177
CK Hutchison International 24 Ltd., 5.38%, 04/26/29(d)		600	597,244
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		8,071	7,816,665
Deuce Finco PLC
5.50%, 06/15/27(b)	GBP	16,215	19,121,749
5.50%, 06/15/27(d)		12,048	14,207,760
eG Global Finance PLC(b)
11.00%, 11/30/28	EUR	4,176	4,568,045
12.00%, 11/30/28	USD	4,257	4,394,492
Flutter Treasury Designated Activity Co.(b)
5.00%, 04/29/29	EUR	2,319	2,506,887
6.38%, 04/29/29	USD	2,146	2,151,816
HSBC Holdings PLC(a)
(1-day SOFR + 2.61%), 5.21%, 08/11/28		1,500	1,476,206
(3-mo. LIBOR GBP + 1.31%), 1.75%, 07/24/27	GBP	870	997,310
INEOS Quattro Finance 2 PLC, 8.50%, 03/15/29(d)	EUR	2,099	2,339,548
Informa PLC, 3.13%, 07/05/26(d)	GBP	736	872,370
Kane Bidco Ltd.(b)
5.00%, 02/15/27	EUR	1,769	1,825,106
6.50%, 02/15/27	GBP	6,412	7,704,579
Lloyds Banking Group PLC, 2.25%, 10/16/24(d)		1,495	1,840,609
Market Bidco Finco PLC(d)
4.75%, 11/04/27	EUR	2,406	2,381,527
5.50%, 11/04/27	GBP	9,086	10,229,652
Marks & Spencer PLC, 3.75%, 05/19/26(d)		7,361	8,831,291
Security		Par (000)	Value
United Kingdom (continued)
National Grid PLC, 0.16%, 01/20/28(d)	EUR	4,956	$ 4,629,608
NatWest Group PLC(a)(d)
(1-year GBP Swap + 1.49%), 2.88%, 09/19/26	GBP	736	884,330
(1-year GBP Swap + 2.01%), 3.13%, 03/28/27		733	872,579
Pinewood Finco PLC, 6.00%, 03/27/30(b)		6,391	7,759,843
Punch Finance PLC, 6.13%, 06/30/26(d)		13,918	16,652,112
Rolls-Royce PLC, 3.63%, 10/14/25(b)	USD	855	820,800
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(d)	GBP	733	887,046
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25(d)		2,810	3,362,008
Thames Water Utilities Finance PLC, 4.00%, 06/19/25(d)		818	921,742
Virgin Media Secured Finance PLC(d)
4.25%, 01/15/30		4,880	5,133,839
4.13%, 08/15/30		5,975	6,150,169
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28(d)		9,699	10,802,010
Vmed O2 U.K. Financing I PLC, 4.50%, 07/15/31(d)		4,058	4,190,132
Vodafone Group PLC, (5-year UK Government Bond + 3.84%), 8.00%, 08/30/86(a)(d)		5,928	7,879,136
			305,405,604
United States — 6.8%
AbbVie, Inc., 1.38%, 05/17/24	EUR	3,419	3,644,957
Affinity Interactive, 6.88%, 12/15/27(b)	USD	1,580	1,414,186
Alexander Funding Trust II, 7.47%, 07/31/28(b)		2,591	2,703,336
Allegiant Travel Co., 7.25%, 08/15/27(b)		2,340	2,261,675
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(b)		1,589	1,582,983
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.88%, 06/01/28(d)	GBP	11,939	13,283,623
AMC Networks, Inc.
10.25%, 01/15/29(b)	USD	2,651	2,646,175
4.25%, 02/15/29		2,362	1,598,899
American Honda Finance Corp.
5.80%, 10/03/25		4,515	4,528,805
5.13%, 07/07/28		1,178	1,170,081
American Tower Corp., 0.45%, 01/15/27	EUR	8,700	8,469,119
Amgen, Inc.
5.25%, 03/02/25	USD	5,091	5,071,149
5.51%, 03/02/26		8,494	8,469,915
5.50%, 12/07/26(d)	GBP	736	925,054
2.30%, 02/25/31	USD	2,063	1,701,043
Amkor Technology, Inc., 6.63%, 09/15/27(b)		1,730	1,727,352
Aon North America, Inc., 5.15%, 03/01/29		3,425	3,379,164
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 2.00%, 09/01/28(d)	EUR	7,850	7,296,153
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25(b)	USD	9,445	9,352,398
2.13%, 08/15/26(d)	EUR	8,014	6,756,215
4.13%, 08/15/26(b)	USD	5,927	4,939,305
4.75%, 07/15/27(d)	GBP	1,757	1,064,798
Ares Capital Corp.
3.88%, 01/15/26	USD	941	906,050
2.15%, 07/15/26		224	205,688
AT&T, Inc.
2.90%, 12/04/26	GBP	1,490	1,780,825
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
AT&T, Inc. (continued)
5.50%, 03/15/27(d)	GBP	750	$ 937,016
Bank of America Corp.(a)
(1-day SOFR + 1.37%), 1.92%, 10/24/31	USD	2,979	2,368,717
(1-day SOFR + 1.53%), 1.90%, 07/23/31		1,007	805,875
(1-day SOFR + 1.65%), 5.47%, 01/23/35		6,755	6,569,019
(3-mo. CME Term SOFR + 1.07%), 3.37%, 01/23/26		5,163	5,067,934
(3-mo. CME Term SOFR + 1.25%), 2.50%, 02/13/31		4,681	3,939,467
(3-mo. CME Term SOFR + 1.30%), 3.42%, 12/20/28		4,908	4,549,179
(3-mo. EURIBOR + 0.91%), 1.95%, 10/27/26(d)	EUR	3,529	3,657,309
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(b)	USD	390	402,772
Baxter International, Inc., 2.27%, 12/01/28		3,927	3,398,175
Becton Dickinson Euro Finance SARL, 3.55%, 09/13/29	EUR	5,830	6,174,282
Berry Global, Inc., 1.57%, 01/15/26	USD	6,086	5,669,357
BG Energy Capital PLC, 5.13%, 12/01/25(d)	GBP	1,344	1,671,790
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)	USD	2,632	2,622,208
BP Capital Markets PLC, 2.52%, 04/07/28(d)	EUR	4,421	4,536,117
Breeze Aviation Group, Inc.(e)(i)
(Acquired 01/26/24, Cost: $3,489,153), 20.00%, 01/30/28	USD	3,489	3,428,093
(20.00% PIK) , (Acquired 01/26/24, Cost: $6,978,306), 20.00%, 01/30/28(n)		6,978	6,856,186
Bristol-Myers Squibb Co., 3.90%, 02/20/28		5,890	5,624,070
Broadcom, Inc.
4.75%, 04/15/29		4,701	4,551,150
2.45%, 02/15/31(b)		2,085	1,713,583
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.75%, 07/15/28(b)		6,732	6,454,755
Champions Financing, Inc., 8.75%, 02/15/29(b)		609	622,352
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29		2,552	2,130,120
5.05%, 03/30/29		3,927	3,708,968
Churchill Downs, Inc., 5.75%, 04/01/30(b)		1,689	1,607,162
Citibank NA, 5.44%, 04/30/26		6,794	6,784,200
Citigroup, Inc.
1.25%, 07/06/26(d)	EUR	3,503	3,622,849
1.75%, 10/23/26	GBP	1,146	1,313,725
(1-day SOFR + 0.53%), 1.28%, 11/03/25(a)	USD	5,694	5,557,600
(1-day SOFR + 1.17%), 2.56%, 05/01/32(a)		2,761	2,247,850
(1-day SOFR + 1.37%), 4.14%, 05/24/25(a)		1,865	1,862,608
Citizens Bank NA/Providence RI(a)
(1-day SOFR + 1.40%), 4.12%, 05/23/25		1,250	1,246,957
(1-day SOFR + 1.45%), 6.06%, 10/24/25		750	746,482
Civitas Resources, Inc.(b)
5.00%, 10/15/26		3,684	3,563,400
8.38%, 07/01/28		9,453	9,861,218
Cloud Software Group, Inc.(b)
6.50%, 03/31/29		4,150	3,936,081
9.00%, 09/30/29		1,948	1,874,473
Clydesdale Acquisition Holdings, Inc., 8.75%, 04/15/30(b)		2,393	2,312,717
CNX Resources Corp., 7.25%, 03/01/32(b)		1,733	1,737,783
Comcast Corp.
3.95%, 10/15/25		1,386	1,356,226
0.25%, 09/14/29	EUR	2,056	1,846,323
CommScope Technologies LLC, 6.00%, 06/15/25(b)	USD	3,329	2,629,910
Security		Par (000)	Value
United States (continued)
CommScope, Inc., 6.00%, 03/01/26(b)	USD	1,913	$ 1,709,744
Coty, Inc.(d)
3.88%, 04/15/26	EUR	10,185	10,774,265
5.75%, 09/15/28		1,286	1,417,572
Crescent Energy Finance LLC, 7.63%, 04/01/32(b)	USD	2,174	2,182,109
CSC Holdings LLC(b)
5.50%, 04/15/27		6,480	5,312,383
11.25%, 05/15/28		1,398	1,236,578
11.75%, 01/31/29		3,068	2,725,688
Dana Financing Luxembourg SARL(d)
3.00%, 07/15/29	EUR	4,003	3,828,399
8.50%, 07/15/31		4,003	4,647,257
DISH DBS Corp., 5.88%, 11/15/24	USD	5,832	5,493,625
DISH Network Corp., 0.00%, 12/15/25(m)(q)		4,091	2,976,202
Duke Energy Corp., 3.10%, 06/15/28	EUR	3,474	3,583,589
Elevance Health, Inc., 4.10%, 03/01/28	USD	2,649	2,536,593
Endo Finance Holdings, Inc., 8.50%, 04/15/31(b)		1,644	1,670,415
EQM Midstream Partners LP(b)
7.50%, 06/01/27		810	825,248
7.50%, 06/01/30		865	907,014
EquipmentShare.com, Inc., 9.00%, 05/15/28(b)		9,900	10,163,137
Fidelity National Information Services, Inc., 1.50%, 05/21/27	EUR	3,673	3,666,787
Fiesta Purchaser, Inc., 7.88%, 03/01/31(b)	USD	754	768,299
First Horizon Bank, 5.75%, 05/01/30		3,500	3,230,314
Flyr Convertible Notes, (8.00% PIK) , 8.00%, 08/10/27(e)(n)		14,584	16,705,822
Flyr Secured Notes, (10.33% PIK), 10.33%, 05/10/27(e)(n)		6,744	6,381,690
Ford Motor Credit Co. LLC
4.87%, 08/03/27	EUR	2,261	2,461,880
5.80%, 03/08/29	USD	5,313	5,221,142
Freed Corp., 12.00%, 11/30/28(e)		53,466	51,862,020
Freewire Technology Notes, (6.00% PIK) , 6.00%, 02/20/28(e)(n)		9,987	7,228,323
Frontier Communications Holdings LLC(b)
8.75%, 05/15/30		9,313	9,481,845
8.63%, 03/15/31		7,330	7,403,098
Frontier Florida LLC, 6.86%, 02/01/28		8,480	8,038,724
Frontier North, Inc., 6.73%, 02/15/28		5,875	5,525,261
Full House Resorts, Inc., 8.25%, 02/15/28(b)		262	250,061
GCI LLC, 4.75%, 10/15/28(b)		1,436	1,280,977
General Mills, Inc.
0.13%, 11/15/25	EUR	5,784	5,833,459
0.45%, 01/15/26		4,514	4,550,857
General Motors Financial Co., Inc.
2.40%, 10/15/28	USD	3,960	3,442,382
4.30%, 02/15/29(d)	EUR	2,332	2,518,940
4.30%, 04/06/29	USD	4,752	4,454,385
Global Payments, Inc.
4.95%, 08/15/27		2,376	2,328,393
4.88%, 03/17/31	EUR	1,697	1,861,378
Goldman Sachs Group, Inc.
0.25%, 01/26/28(d)		4,022	3,790,440
7.25%, 04/10/28	GBP	748	992,207
0.88%, 05/09/29(d)	EUR	3,676	3,417,688
(1-day SOFR + 0.82%), 1.54%, 09/10/27(a)	USD	3,927	3,558,446
(1-day SOFR + 0.91%), 1.95%, 10/21/27(a)		2,552	2,330,169
GoTo Group, Inc., 5.50%, 05/01/28(b)		6,765	5,164,781
Green Plains SPE LLC, 11.75%, 02/08/26(b)(e)		91,561	88,475,394
HCA, Inc.
5.25%, 06/15/26		2,749	2,720,756
4.50%, 02/15/27		1,571	1,522,387

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
HCA, Inc. (continued)
5.63%, 09/01/28	USD	4,976	$ 4,953,865
3.38%, 03/15/29		1,767	1,590,765
3.50%, 09/01/30		5,232	4,612,855
5.45%, 04/01/31		1,010	988,959
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 05/01/29(b)(c)	EUR	5,180	5,503,222
Hyatt Hotels Corp., 5.38%, 04/23/25	USD	2,735	2,722,224
Insight M, Inc., 7.00%, 01/25/29(e)		2,090	2,115,795
International Business Machines Corp., 3.38%, 02/06/27	EUR	3,354	3,559,178
International Flavors & Fragrances, Inc., 1.83%, 10/15/27(b)	USD	2,168	1,901,117
John Deere Capital Corp., 4.50%, 01/16/29		1,373	1,335,472
JPMorgan Chase & Co.(a)
(1-day SOFR + 0.49%), 0.77%, 08/09/25		1,915	1,887,365
(1-day SOFR + 0.89%), 1.58%, 04/22/27		4,515	4,166,405
(1-day SOFR + 0.93%), 5.57%, 04/22/28		8,542	8,535,266
(1-day SOFR + 1.56%), 4.32%, 04/26/28		8,632	8,344,707
(3-mo. CME Term SOFR + 0.54%), 0.82%, 06/01/25		3,284	3,269,376
(3-mo. EURIBOR + 0.76%), 1.09%, 03/11/27(d)	EUR	3,647	3,703,003
(3-mo. LIBOR GBP + 0.68%), 0.99%, 04/28/26(d)	GBP	1,893	2,263,450
Kraft Heinz Foods Co., 4.13%, 07/01/27(d)		440	533,282
Landsea Homes Corp., 11.00%, 07/17/28(e)	USD	40,108	42,213,670
Lessen, Inc., 13.83%, 01/05/28(b)(e)		20,010	18,309,627
Level 3 Financing, Inc.(b)
4.63%, 09/15/27		5,174	2,978,724
11.00%, 11/15/29		8,932	9,115,410
LGI Homes, Inc., 8.75%, 12/15/28(b)		7,069	7,353,281
Lightning eMotors, Inc., 7.50%, 05/15/24(b)(g)(m)(p)		3,362	100,860
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		16,446	12,532,492
Lowe’ s Cos., Inc., 4.80%, 04/01/26		3,434	3,394,737
Matador Resources Co., 6.50%, 04/15/32(b)		775	768,094
Mauser Packaging Solutions Holding Co., 7.88%, 04/15/27(b)		17,196	17,518,425
Morgan Stanley(a)
(1-day SOFR + 0.53%), 0.79%, 05/30/25		1,824	1,815,465
(1-day SOFR + 0.56%), 1.16%, 10/21/25		2,277	2,224,842
(1-day SOFR + 0.75%), 0.86%, 10/21/25		1,178	1,149,563
(1-day SOFR + 1.01%), 5.65%, 04/13/28		8,459	8,467,299
(1-day SOFR + 1.18%), 2.24%, 07/21/32		1,114	885,858
(1-day SOFR + 1.73%), 5.47%, 01/18/35		4,145	4,032,574
(3-mo. CME Term SOFR + 1.40%), 3.77%, 01/24/29		4,986	4,678,851
(3-mo. EURIBOR + 0.83%), 1.34%, 10/23/26	EUR	4,468	4,590,959
Nasdaq, Inc., 4.50%, 02/15/32		2,445	2,714,071
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27	USD	443	434,090
5.50%, 08/15/28		3,438	3,233,012
5.13%, 12/15/30		3,010	2,704,018
7.13%, 02/01/32		2,381	2,346,941
NCR Atleos Corp., 9.50%, 04/01/29(b)		3,975	4,225,399
Netflix, Inc., 3.63%, 05/15/27	EUR	6,616	7,045,786
Olympus Water U.S. Holding Corp.(b)
7.13%, 10/01/27	USD	1,950	1,974,706
9.75%, 11/15/28		10,867	11,531,176
ONEOK Partners LP, 4.90%, 03/15/25		9,738	9,651,094
Oracle Corp.
2.30%, 03/25/28		7,063	6,281,983
2.88%, 03/25/31		7,239	6,117,481
Security		Par (000)	Value
United States (continued)
Pacific Gas and Electric Co., 6.10%, 01/15/29	USD	5,941	$ 5,989,389
Palomino Funding Trust I, 7.23%, 05/17/28(b)		665	686,129
Paramount Global, 7.88%, 07/30/30		3,470	3,581,946
PennyMac Financial Services, Inc., 7.88%, 12/15/29(b)		1,124	1,147,216
Permian Resources Operating LLC(b)
8.00%, 04/15/27		4,953	5,085,240
7.00%, 01/15/32		1,808	1,843,102
Pioneer Midco Notes, (10.50% PIK), 10.50%, 11/18/30(e)(n)		15,081	14,685,885
Pitney Bowes, Inc., 6.88%, 03/15/27(b)		13,018	11,732,877
Playtika Holding Corp., 4.25%, 03/15/29(b)		1,573	1,353,649
Post Holdings, Inc., 6.25%, 02/15/32(b)		1,068	1,053,740
PPG Industries, Inc., 1.88%, 06/01/25	EUR	3,378	3,529,233
Procter & Gamble Co., 4.88%, 05/11/27		2,314	2,577,197
Rand Parent LLC, 8.50%, 02/15/30(b)	USD	8,915	8,816,196
Republic Services, Inc., 4.88%, 04/01/29		2,945	2,887,440
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 04/16/29(d)		400	353,724
RingCentral, Inc., 8.50%, 08/15/30(b)		8,027	8,167,572
Sabre GLBL, Inc.(b)
8.63%, 06/01/27		7,806	6,907,340
11.25%, 12/15/27		5,655	5,285,158
Sally Holdings LLC/Sally Capital, Inc., 6.75%, 03/01/32		3,218	3,110,708
Santander Holdings USA, Inc., 3.45%, 06/02/25		912	885,313
Seagate HDD Cayman
8.25%, 12/15/29(b)		5,547	5,895,834
8.50%, 07/15/31(b)		3,134	3,346,187
9.63%, 12/01/32		5,055	5,670,465
Service Properties Trust
4.50%, 03/15/25		2,096	2,046,810
7.50%, 09/15/25		3,200	3,223,616
8.63%, 11/15/31(b)		5,498	5,774,224
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28(b)		2,560	2,632,560
Sonder Holdings, Inc., (14.35% PIK), 14.35%, 12/10/26(e)(n)		22,309	19,743,088
Southern California Edison Co.
4.20%, 03/01/29		3,168	2,990,446
6.65%, 04/01/29		1,188	1,231,364
Spirit AeroSystems, Inc.(b)
9.38%, 11/30/29		5,015	5,423,830
9.75%, 11/15/30		10,951	12,114,504
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25(b)		984	977,942
Stem, Inc., 0.50%, 12/01/28(b)(m)		749	341,952
STL Holding Co. LLC, 8.75%, 02/15/29(b)		2,208	2,268,859
Super Micro Computer, Inc., 0.00%, 03/01/29(b)(m)(q)		1,085	1,107,242
Surgery Center Holdings, Inc., 7.25%, 04/15/32(b)		1,382	1,380,113
Talen Energy Supply LLC, 8.63%, 06/01/30(b)		1,255	1,327,833
Talos Production, Inc., 9.38%, 02/01/31(b)		1,150	1,225,553
Tenneco, Inc., 8.00%, 11/17/28(b)		5,226	4,882,985
Texas Capital Bancshares, Inc., (5-year CMT + 3.15%), 4.00%, 05/06/31(a)		1,653	1,474,302
Texas Capital Bank NA, (1-mo. LIBOR US + 4.50%), 9.94%, 09/30/24(a)(b)		8,006	7,973,877
Thermo Fisher Scientific, Inc., 1.38%, 09/12/28	EUR	3,674	3,595,657
T-Mobile U.S., Inc.
3.50%, 04/15/31	USD	3,066	2,696,437
2.70%, 03/15/32		4,721	3,856,878
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b)	USD	1,405	$ 1,442,307
Transocean, Inc., 8.25%, 05/15/29(b)		3,021	3,003,595
Truist Financial Corp., (1-day SOFR + 1.62%), 5.44%, 01/24/30(a)		2,130	2,086,494
Uber Technologies, Inc., 0.88%, 12/01/28(b)(m)		14,218	15,938,378
UnitedHealth Group, Inc., 4.70%, 04/15/29		2,945	2,880,565
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)		5,926	6,147,809
Vantage Drilling International, 9.50%, 02/15/28(b)		4,464	4,498,596
Verizon Communications, Inc.
4.07%, 06/18/24	GBP	189	235,672
1.13%, 11/03/28		733	775,264
4.25%, 10/31/30	EUR	3,192	3,517,543
VF Corp., 2.40%, 04/23/25	USD	912	879,715
VICI Properties LP/VICI Note Co., Inc.(b)
4.63%, 06/15/25		1,163	1,144,223
4.50%, 09/01/26		939	904,646
Vistra Operations Co. LLC(b)
5.63%, 02/15/27		10,588	10,301,588
7.75%, 10/15/31		4,585	4,702,339
Vital Energy, Inc., 7.88%, 04/15/32(b)		1,479	1,500,755
VMware, Inc., 4.65%, 05/15/27		1,962	1,907,377
Wells Fargo & Co.
1.38%, 10/26/26(d)	EUR	3,666	3,685,652
1.50%, 05/24/27(d)		5,570	5,537,027
(1-day SOFR + 1.78%), 5.50%, 01/23/35(a)	USD	8,610	8,363,642
(1-day SOFR + 1.98%), 4.81%, 07/25/28(a)		7,379	7,190,023
Westbay, 11.00%, 02/06/30(e)		38,780	37,907,450
WRKCo, Inc., 4.00%, 03/15/28		785	741,693
Xerox Holdings Corp., 8.88%, 11/30/29(b)		761	724,990
Zayo Group Holdings, Inc., 4.00%, 03/01/27(b)		2,437	1,939,762
			1,150,118,640
Zambia(b) — 0.0%
First Quantum Minerals Ltd.
6.88%, 10/15/27		4,329	4,155,840
9.38%, 03/01/29		2,391	2,487,405
			6,643,245
Total Corporate Bonds — 13.1% (Cost: $2,587,368,766)			2,213,782,825
Fixed Rate Loan Interests
United States(e) — 0.2%
CML ST Regis Aspen, Term Loan, 7.27%, 02/09/27		18,600	18,383,648
OD Intermediate SUBI Holdco II LLC, Mezzanine Term Loan, 10.00%, 01/23/26		8,407	8,146,548
Total Fixed Rate Loan Interests — 0.2% (Cost: $26,780,580)			26,530,196
Floating Rate Loan Interests(a)
Belgium — 0.0%
Apollo Finco, 2021 EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 4.85%), 8.74%, 10/02/28	EUR	5,000	3,988,662
Security		Par (000)	Value
Canada — 0.0%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.15%), 11.49%, 12/22/26	USD	1,886	$ 1,889,519
Colombia — 0.0%
Ecopetrol SA, 2023 Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.75%), 10.00%, 09/06/30(e)		2,150	2,218,800
Finland — 0.0%
Mehilainen Yhtiot Oy, 2024 EUR Term Loan B, 08/09/28(r)	EUR	2,627	2,808,026
France — 0.3%
Babar Bidco SASU, 2021 EUR Term Loan B, (3- mo. EURIBOR at 0.00% Floor + 4.00%), 7.89%, 11/17/27		26,693	28,550,025
Parts Europe SA, EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.75%), 7.65%, 02/03/31		13,296	14,211,601
			42,761,626
Germany — 0.1%
Mosel Bidco SE, EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.75%), 8.65%, 09/16/30		14,089	15,059,548
TK Elevator Midco GMBH, EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 7.93%, 04/30/30		6,348	6,781,967
			21,841,515
Gibraltar — 0.1%
GVC Holdings (Gibraltar) Limited, 2024 EUR Term Loan B, 06/30/28(r)		6,028	6,436,671
Jersey(e) — 0.1%
Vita Global Finco Ltd.
EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 7.00%), 10.95%, 07/06/27		8,314	8,562,850
GBP Incremental Term Loan, (1-day SONIA + 7.00%), 12.19%, 07/06/27	GBP	4,989	6,023,680
			14,586,530
Luxembourg — 0.2%
INEOS Finance PLC, 2022 EUR Term Loan B, (1-mo. EURIBOR at 0.50% Floor + 4.00%), 7.85%, 11/08/27	EUR	7,860	8,398,777
Speed Midco 3 S.a r.l.(e)
EUR Term Loan B1, (3-mo. EURIBOR at 0.00% Floor + 6.40%), 10.30%, 05/16/29		24,221	25,978,568
GBP Term Loan B1, (1-day SONIA at 0.00% Floor + 6.90%), 12.09%, 05/16/29	GBP	2,184	2,742,186
			37,119,531
Netherlands — 0.5%
Cypher Bidco BV, EUR Term Loan, (6-mo. EURIBOR at 0.00% Floor + 4.50%), 8.34%, 12/30/28(e)	EUR	19,970	20,327,300
Unit4 Group Holding BV, 2024 EUR Fungible Term Loan B, 06/29/28(r)		5,686	5,977,151

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Netherlands (continued)
Upfield BV, 2023 GBP Term Loan B8, (1-day SONIA at 0.00% Floor + 5.75%), 10.98%, 01/03/28	GBP	13,449	$ 16,621,351
Ziggo BV, 2019 EUR Term Loan H, (1-mo. EURIBOR at 0.00% Floor + 3.00%), 6.88%, 01/31/29	EUR	39,843	41,606,534
			84,532,336
Spain — 0.3%
Galapagos SA, 2023 EUR Term Loan, (3-mo. EURIBOR at 0.00% Floor + 3.90%), 7.80%, 03/01/26(e)		14,948	15,952,535
PAX Holdco Spain SL, 2024 EUR Term Loan B3, 12/31/29(r)		10,199	10,707,365
Promontoria Challenger I SA, EUR Term Loan, (1-mo. EURIBOR + 3.25%), 7.10%, 12/20/24(e)		15,444	16,440,289
			43,100,189
United Kingdom — 0.5%
CD&R Firefly Bidco PLC, 2024 GBP Term Loan B6, 06/21/28(r)	GBP	4,014	5,011,053
CML Project Horizons, GBP Term Loan, (3-mo. SONIA + 3.75%), 8.94%, 03/05/28(e)		15,221	18,943,919
INEOS Quattro Holdings U.K. Ltd., 2023 EUR 1st Lien Term Loan B, (1-mo. EURIBOR at 0.00% Floor + 4.50%), 8.35%, 04/02/29	EUR	7,550	8,038,846
Lorca Finco PLC, 2024 EUR Term Loan, 04/17/31(r)		11,072	11,810,816
Market Bidco Ltd., EUR Term Loan B1, (3-mo. EURIBOR at 0.00% Floor + 4.75%), 8.65%, 11/04/27		6,010	6,265,202
Mercia(e)
GBP Term Loan A1, (3-mo. SONIA + 2.40%), 7.59%, 04/09/26	GBP	6,259	7,802,140
GBP Term Loan A2, (3-mo. SONIA + 2.40%), 7.59%, 04/09/26		19,085	23,789,574
GBP Term Loan B1, (1-day SONIA + 2.40%), 7.59%, 04/09/26		1,100	1,370,358
WM Morrison, GBP Term Loan B2, (1-day SONIA at 0.00% Floor + 5.61%), 10.79%, 11/04/27		3,990	4,900,549
			87,932,457
United States — 1.6%
Aimbridge Acquisition Co., Inc., 2020 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.86%), 10.18%, 02/02/26	USD	9,001	8,775,956
Alorica, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 1.50% Floor + 6.88%), 12.19%, 12/21/27(e)		10,399	10,100,886
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (12- mo. CME Term SOFR at 0.50% Floor + 5.60%), 10.91%, 02/01/30		10,314	10,142,099
American Auto Auction Group, LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.15%), 10.46%, 12/30/27		1,703	1,698,899
Avaya, Inc., 2023 Exit Term Loan, (CME Term SOFR at 1.00% Floor + 1.50%, 7.00% PIK), 13.82%, 08/01/28(n)		41	35,643
City Brewing Co. LLC(r)
2024 First Out New Money Term Loan, 04/05/28		370	367,574
2024 First Lien Second Out PIK TL, 04/14/28		1,335	947,477
Security		Par (000)	Value
United States (continued)
City Brewing Co. LLC(r) (continued)
2024 FLFO Roll Up Term Loan, 04/14/28(e)		890	$ 809,581
CML Hyatt Lost Pines, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.55%), 8.75%, 09/09/26(e)	USD	16,300	16,151,637
CML La Quinta Resort, Term Loan, (1-mo. CME Term SOFR + 3.20%), 8.52%, 12/09/26(e)		13,764	13,593,289
CML Lake Tahoe Resort Hotel, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.90%), 8.34%, 10/25/26(e)		11,574	11,207,137
CML Terranea Resort, Term Loan, (1-mo. CME Term SOFR + 4.35%), 9.68%, 01/01/28(e)		7,900	7,918,267
CML Trigrams, Term Loan, (1-mo. CME Term SOFR + 2.86%), 8.19%, 09/15/24(e)		10,631	10,629,045
Cotiviti Corporation, 2024 Term Loan, 05/01/31(r)		3,437	3,439,853
Digital Room Holdings, Inc., 2021 Term Loan, (1- mo. CME Term SOFR + 5.35%), 10.67%, 12/21/28		3,559	3,336,900
DirecTV Financing LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.43%, 08/02/27		2,421	2,432,933
ECL Entertainment LLC
2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.07%, 08/31/30		9,411	9,433,107
2024 Term Loan B, 08/31/30(r)		1,529	1,532,639
Emerald Electronics Manufacturing Services, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.40%), 11.74%, 12/29/27(e)		4,162	3,745,755
First Brands Group LLC, 2023 EUR Incremental Term Loan, (3-mo. EURIBOR at 1.00% Floor + 5.00%), 8.87%, 03/30/27(e)	EUR	6,223	6,624,415
Galaxy Universal LLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.15%), 11.46%, 11/12/26(e)	USD	18,452	18,152,992
GoTo Group, Inc.
2024 Second Out Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.85%), 10.17%, 04/30/28		5,177	3,927,769
2024 New Money Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.75%), 10.17%, 04/30/28		7,054	6,692,031
Green Plains Operating Co. LLC, Term Loan, (3- mo. LIBOR US at 0.00% Floor + 8.00%), 13.59%, 07/20/26(e)		14,704	14,429,232
Helios Service Partners LLC, 2023 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 6.51%), 11.81%, 03/19/27(e)		2,406	2,390,743
Hydrofarm Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR + 5.61%), 10.93%, 10/25/28(e)		2,654	2,136,073
Indy U.S. Holdco LLC, 2023 EUR Incremental Term Loan, (1-mo. EURIBOR at 0.00% Floor + 6.50%), 10.35%, 03/06/28	EUR	16,740	17,837,509
J&J Ventures Gaming LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.43%, 04/26/28	USD	4,052	4,033,445
Jack Ohio Finance LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.86%), 10.18%, 10/04/28		2,088	2,086,722
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Level 3 Financing Inc., 2024 Extended Term Loan B1, (1-mo. CME Term SOFR at 2.00% Floor + 6.56%), 11.88%, 04/15/29	USD	1,452	$ 1,424,945
Maverick Gaming LLC
2024 PIK Term Loan, 06/03/28(r)		1,943	1,942,718
2024 Second Out Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.76%), 12.80%, 06/03/28		3,104	2,556,158
Naked Juice LLC, 2nd Lien Term Loan, (3-mo. CME Term SOFR + 6.10%), 11.40%, 01/24/30		523	436,705
Orion Group Holdco LLC(e)
2022 1st Amendment Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.76%), 12.06%, 03/19/27		457	457,142
2022 First A&R Amendment Incremental DDTL, (3-mo. CME Term SOFR at 1.00% Floor + 6.76%), 12.06%, 03/19/27		2,050	2,049,615
2023 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.51%), 11.58%, 03/19/27		3,689	3,666,046
Delayed Draw Term Loan, (3-mo. CME Term SOFR + 6.26%), 11.56%, 03/19/27		774	765,537
First Lien Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.26%), 11.56%, 03/19/27		4,581	4,581,335
First Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.26%), 11.56%, 03/19/27		392	391,899
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.26%), 11.56%, 03/19/27		77	76,473
Quartz Acquireco LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 8.81%, 06/28/30		3,940	3,957,458
Redstone Holdco 2 LP
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 7.86%), 13.18%, 04/27/29		6,772	3,690,740
2021 Term Loan, (1-mo. CME Term SOFR + 4.86%), 10.18%, 04/27/28		8,188	6,370,856
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.83%, 03/16/27		4,537	4,544,995
Sheraton Austin, CML Term Loan, (1-mo. CME Term SOFR + 3.48%), 8.92%, 06/01/26(e)		18,180	17,864,714
Starwood Property Trust, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.67%), 7.99%, 06/09/26(e)		18,406	17,930,257
Vaco Holdings LLC, 2022 Term Loan, (3-mo. CME Term SOFR + 5.25%), 10.43%, 01/21/29		4,228	4,194,204
Xerox Corp., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.32%, 11/17/29		2,260	2,257,562
			273,768,967
Total Floating Rate Loan Interests — 3.7% (Cost: $642,464,802)			622,984,829
Foreign Agency Obligations
Bahrain — 0.0%
Bahrain Government International Bond, 5.45%, 09/16/32(d)		1,090	978,438
Security		Par (000)	Value
Benin — 0.0%
Benin Government International Bond, 7.96%, 02/13/38(b)	USD	396	$ 374,096
Brazil — 1.4%
Brazil Letras do Tesouro Nacional(q)
0.00%, 07/01/24	BRL	591	112,060,112
0.00%, 10/01/24		183	33,723,020
Brazil Notas do Tesouro Nacional
08/15/24(c)		25	20,253,563
10.00%, 01/01/25		114	21,969,729
10.00%, 01/01/27		262	49,445,087
Brazilian Government International Bond, 7.13%, 05/13/54	USD	1,981	1,889,874
			239,341,385
Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42		1,763	1,464,392
Colombia — 0.3%
Colombia Government International Bond
4.50%, 01/28/26		2,090	2,016,850
3.88%, 03/22/26	EUR	509	535,209
3.88%, 04/25/27	USD	1,408	1,303,808
3.13%, 04/15/31		1,541	1,187,341
8.00%, 04/20/33		1,205	1,223,677
8.00%, 11/14/35		355	356,953
8.75%, 11/14/53		350	359,100
Colombian TES
5.75%, 11/03/27	COP	77,726,000	17,382,945
6.00%, 04/28/28		74,027,700	16,426,724
7.00%, 03/26/31		34,849,400	7,477,430
			48,270,037
Costa Rica — 0.0%
Costa Rica Government International Bond
6.55%, 04/03/34(d)	USD	740	747,030
7.30%, 11/13/54(b)		744	773,760
			1,520,790
Czech Republic — 0.3%
Czech Republic Government Bond
2.75%, 07/23/29	CZK	509,640	20,111,246
5.00%, 09/30/30		435,260	19,183,669
			39,294,915
Dominican Republic — 0.1%
Dominican Republic International Bond
6.88%, 01/29/26(d)	USD	1,149	1,150,724
5.95%, 01/25/27(d)		1,613	1,582,353
4.50%, 01/30/30(b)		1,841	1,641,251
7.05%, 02/03/31(b)		505	510,208
4.88%, 09/23/32(b)		1,486	1,301,179
			6,185,715
Egypt — 0.1%
Egypt Government International Bond
7.63%, 05/29/32(d)		920	763,887
8.50%, 01/31/47(b)		855	652,622
7.50%, 02/16/61(b)		968	659,753
Egypt Treasury Bills(q)
0.00%, 09/17/24	EGP	362,400	6,866,287
0.00%, 03/18/25		422,650	7,166,324
			16,108,873

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Guatemala — 0.0%
Guatemala Government Bond
5.25%, 08/10/29(d)	USD	1,610	$ 1,515,915
5.25%, 08/10/29(b)		842	792,796
7.05%, 10/04/32(b)		1,392	1,422,015
6.60%, 06/13/36(b)		716	700,561
4.65%, 10/07/41(b)		259	195,950
			4,627,237
Honduras — 0.0%
Honduras Government International Bond, 5.63%, 06/24/30(b)		697	597,024
Hungary — 0.1%
Hungary Government International Bond
6.75%, 10/22/28	HUF	3,770,120	10,091,989
5.25%, 06/16/29(b)	USD	1,710	1,654,425
5.38%, 09/12/33(d)	EUR	1,334	1,473,473
5.50%, 03/26/36(b)	USD	475	443,603
Magyar Export-Import Bank Zrt, 6.00%, 05/16/29(d)	EUR	1,348	1,504,042
			15,167,532
Indonesia — 0.3%
Indonesia Government International Bond
4.55%, 01/11/28	USD	200	193,938
4.65%, 09/20/32		3,387	3,186,955
4.85%, 01/11/33		200	191,125
5.65%, 01/11/53		200	195,875
5.10%, 02/10/54		800	727,083
Indonesia Treasury Bond
7.00%, 05/15/27	IDR	206,359,000	12,651,451
8.25%, 05/15/36		209,625,000	13,914,085
7.13%, 06/15/38		278,102,000	16,971,364
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27(b)	USD	895	870,388
			48,902,264
Ivory Coast — 0.0%
Ivory Coast Government International Bond
6.38%, 03/03/28(d)		1,504	1,459,670
5.88%, 10/17/31(d)	EUR	1,867	1,797,102
8.25%, 01/30/37(b)	USD	484	462,220
			3,718,992
Jordan — 0.0%
Jordan Government International Bond, 4.95%, 07/07/25(d)		652	625,757
Kenya — 0.0%
Republic of Kenya Government International Bond, 9.75%, 02/16/31(b)		1,052	1,054,959
Mexico — 0.5%
Mexican Bonos
8.50%, 03/01/29	MXN	849	4,649,996
7.50%, 05/26/33		3,527	17,539,840
Mexico Cetes(q)
0.00%, 10/03/24		33,708	18,773,770
0.00%, 04/03/25		63,805	33,664,649
Mexico Government International Bond
3.75%, 01/11/28		1,584	1,480,050
2.66%, 05/24/31		2,151	1,745,671
6.35%, 02/09/35		1,455	1,448,634
Security		Par (000)	Value
Mexico (continued)
Mexico Government International Bond (continued)
6.34%, 05/04/53	USD	385	$ 359,013
6.40%, 05/07/54		771	723,583
			80,385,206
Montenegro — 0.0%
Montenegro Government International Bond, 2.88%, 12/16/27(d)	EUR	780	760,360
Morocco — 0.0%
Morocco Government International Bond, 5.95%, 03/08/28(b)	USD	750	744,000
Nigeria — 0.0%
Nigeria Government International Bond
8.38%, 03/24/29(b)		739	700,387
7.63%, 11/28/47(d)		984	732,465
			1,432,852
Oman(d) — 0.0%
Oman Government International Bond
6.50%, 03/08/47		807	782,629
6.75%, 01/17/48		1,936	1,914,994
Oman Sovereign Sukuk Co., 4.40%, 06/01/24		773	770,826
			3,468,449
Panama — 0.0%
Panama Government International Bond, 6.40%, 02/14/35		1,783	1,633,228
Paraguay(d) — 0.0%
Paraguay Government International Bond
2.74%, 01/29/33		1,012	795,369
5.60%, 03/13/48		682	587,372
			1,382,741
Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(d)		1,713	1,686,860
Peruvian Government International Bond
6.35%, 08/12/28(d)	PEN	18,132	4,916,888
5.94%, 02/12/29(d)		16,969	4,499,689
2.78%, 01/23/31	USD	1,589	1,322,842
1.86%, 12/01/32		3,029	2,222,529
			14,648,808
Philippines — 0.0%
Philippines Government International Bond, 2.65%, 12/10/45		1,200	739,500
Poland — 0.2%
Republic of Poland Government International Bond
2.75%, 10/25/29	PLN	150,864	32,376,030
4.88%, 10/04/33	USD	684	651,562
5.50%, 04/04/53		1,046	989,631
			34,017,223
Republic of Korea — 0.0%
Korea National Oil Corp., 4.88%, 04/03/29(d)		390	380,817
Republic of North Macedonia — 0.0%
North Macedonia Government International Bond, 6.96%, 03/13/27(d)	EUR	638	711,301
Romania — 0.1%
Romanian Government International Bond
5.25%, 11/25/27(b)	USD	850	824,075
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Romania (continued)
Romanian Government International Bond (continued)
2.88%, 03/11/29(d)	EUR	1,768	$ 1,731,903
2.50%, 02/08/30(d)		1,860	1,734,388
2.12%, 07/16/31(d)		1,029	884,697
			5,175,063
Saudi Arabia — 0.0%
Saudi Government International Bond
4.50%, 04/17/30(d)	USD	1,986	1,895,438
5.00%, 01/18/53(b)		1,509	1,279,632
			3,175,070
Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33(d)		1,011	854,611
South Africa — 0.4%
Republic of South Africa Government International Bond
10.50%, 12/21/26	ZAR	771,489	41,962,730
4.85%, 09/30/29	USD	702	624,780
8.25%, 03/31/32	ZAR	19,992	884,001
5.88%, 04/20/32	USD	1,355	1,204,256
9.00%, 01/31/40	ZAR	228,286	9,059,264
8.75%, 01/31/44		106,239	4,004,110
5.00%, 10/12/46	USD	1,120	729,400
8.75%, 02/28/48	ZAR	157,950	5,898,528
			64,367,069
South Korea(d) — 0.0%
Korea National Oil Corp.
4.75%, 04/03/26	USD	200	196,680
4.88%, 04/03/28		200	195,646
			392,326
Spain(b)(d) — 0.2%
Spain Government Bond
2.90%, 10/31/46	EUR	22,348	20,667,472
3.45%, 07/30/66		17,359	16,621,109
			37,288,581
Ukraine(g)(p) — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25(d)	USD	968	302,500
7.75%, 09/01/26(d)		1,366	392,042
7.25%, 03/15/35(b)		2,371	581,843
			1,276,385
United Kingdom(d) — 0.3%
United Kingdom Gilt
3.75%, 10/22/53	GBP	18,101	18,922,655
0.50%, 10/22/61		102,040	36,264,364
			55,187,019
Uruguay — 0.0%
Uruguay Government International Bond, 5.75%, 10/28/34	USD	1,755	1,783,538
Security		Par (000)	Value
Uzbekistan — 0.0%
Republic of Uzbekistan International Bond, 7.85%, 10/12/28(b)	USD	724	$ 740,797
Total Foreign Agency Obligations — 4.4% (Cost: $766,569,041)			738,777,350

	Shares
Grantor Trust
United States — 0.0%
iShares Bitcoin Trust (f)(g)(k)	43,000	1,443,510
Total Grantor Trust — 0.0% (Cost: $1,792,042)		1,443,510
Investment Companies
United States — 0.9%
iShares 0-5 Year TIPS Bond ETF (f)	190,821	18,925,627
iShares iBoxx $ Investment Grade Corporate Bond ETF (f)(h)	116,353	12,215,901
iShares JP Morgan USD Emerging Markets Bond ETF (f)(h)	118,254	10,305,836
iShares Latin America 40 ETF (f)(h)	371,046	10,159,239
iShares MSCI Brazil ETF (f)(h)	436,853	13,555,549
iShares MSCI Emerging Markets ETF (f)	56,435	2,313,271
iShares Russell Mid-Cap Growth ETF (f)	48,366	5,196,443
SPDR Bloomberg High Yield Bond ETF (h)	95,958	8,965,356
VanEck J. P. Morgan EM Local Currency Bond ETF	1,063,266	25,210,037
VanEck Semiconductor ETF (g)	210,654	45,098,915
Total Investment Companies — 0.9% (Cost: $147,511,326)		151,946,174

		Par (000)
Municipal Bonds
Florida — 0.1%
Florida Development Finance Corp., Refunding RB, AMT, 07/15/32(a)(b)(c)	USD	14,975	15,454,557
Total Municipal Bonds — 0.1% (Cost: $14,675,500)			15,454,557
Non-Agency Mortgage-Backed Securities
Bermuda — 0.0%
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1-mo. Term SOFR + 2.25%), 7.57%, 01/19/37(a)(b)		4,557	4,557,494
Cayman Islands(a)(b) — 0.1%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL2, Class A, (1-mo. Term SOFR + 1.85%), 7.17%, 05/15/37		8,035	8,029,479

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Cayman Islands (continued)
FS Rialto, Series 2021-FL3, Class A, (1-mo. Term SOFR + 1.36%), 6.68%, 11/16/36	USD	369	$ 367,144
Greystone CRE Notes Ltd., Series 2021-FL3, Class A, (1-mo. Term SOFR + 1.13%), 6.46%, 07/15/39		3,594	3,547,320
MF1 Ltd., Series 2021-FL6, Class A, (1-mo. Term SOFR + 1.21%), 6.53%, 07/16/36		2,459	2,439,406
MF1 Trust, Series 2021-W10, Class F, (1-mo. Term SOFR + 3.37%), 8.69%, 12/15/34		8,512	8,086,515
			22,469,864
United States — 2.9%
1211 Avenue of the Americas Trust, Series 2015- 1211, Class D, 4.28%, 08/10/35(a)(b)		4,330	3,979,619
Ajax Mortgage Loan Trust(a)(b)
Series 2021-E, Class A1, 1.74%, 12/25/60		20,825	17,313,530
Series 2021-E, Class A2, 2.69%, 12/25/60		3,304	2,347,741
Series 2021-E, Class B1, 3.73%, 12/25/60		2,184	1,404,605
Series 2021-E, Class M1, 2.94%, 12/25/60		1,332	871,521
Alen Mortgage Trust, Series 2021-ACEN, Class D, (1-mo. Term SOFR + 3.21%), 8.54%, 04/15/34(a)(b)		5,222	3,362,638
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class E, 1.75%, 05/15/53(b)		1,650	1,056,728
BAMLL Commercial Mortgage Securities Trust(a)(b)
Series 2015-200P, Class D, 3.72%, 04/14/33		730	690,852
Series 2018-DSNY, Class A, (1-mo. Term SOFR + 1.15%), 6.47%, 09/15/34		2,468	2,466,453
Bayview Commercial Asset Trust(a)(b)
Series 2005-3A, Class M6, (1-mo. Term SOFR + 1.16%), 6.13%, 11/25/35		279	269,896
Series 2006-3A, Class M1, (1-mo. Term SOFR + 0.62%), 5.94%, 10/25/36		289	274,588
BBCMS Mortgage Trust, Series 2018-TALL, Class C, (1-mo. Term SOFR + 1.32%), 6.64%, 03/15/37(a)(b)		4,880	4,392,001
Beast Mortgage Trust(a)(b)
Series 2021-SSCP, Class A, (1-mo. Term SOFR + 0.86%), 6.19%, 04/15/36		1,885	1,864,338
Series 2021-SSCP, Class B, (1-mo. Term SOFR + 1.21%), 6.54%, 04/15/36		4,640	4,535,459
Series 2021-SSCP, Class C, (1-mo. Term SOFR + 1.46%), 6.79%, 04/15/36		5,595	5,469,895
Series 2021-SSCP, Class D, (1-mo. Term SOFR + 1.71%), 7.04%, 04/15/36		5,138	4,987,744
Series 2021-SSCP, Class E, (1-mo. Term SOFR + 2.21%), 7.54%, 04/15/36		4,449	4,265,632
Series 2021-SSCP, Class F, (1-mo. Term SOFR + 3.01%), 8.34%, 04/15/36		4,252	4,084,225
Series 2021-SSCP, Class G, (1-mo. Term SOFR + 3.91%), 9.24%, 04/15/36		4,814	4,562,941
Series 2021-SSCP, Class H, (1-mo. Term SOFR + 5.02%), 10.34%, 04/15/36		3,414	3,229,553
Benchmark Mortgage Trust, Series 2021-B23, Class XA, 1.37%, 02/15/54(a)		54,445	3,125,079
BHMS, Series 2018-ATLS, Class A, (1-mo. Term SOFR + 1.55%), 6.87%, 07/15/35(a)(b)		6,720	6,714,129
BHMS Mortgage Trust, Series 2018-ATLS, Class C, (1-mo. Term SOFR + 2.20%), 7.52%, 07/15/35(a)(b)		1,583	1,559,037
Security		Par (000)	Value
United States (continued)
BOCA Commercial Mortgage Trust, Series 2022- BOCA, Class A, (1-mo. Term SOFR + 1.77%), 7.09%, 05/15/39(a)(b)	USD	2,411	$ 2,412,507
BWAY Mortgage Trust, Series 2013-1515, Class D, 3.63%, 03/10/33(b)		3,735	3,236,824
BX Commercial Mortgage Trust(b)
Series 2020-VIV4, Class A, 2.84%, 03/09/44		1,425	1,203,402
Series 2020-VKNG, Class G, (1-mo. Term SOFR + 3.36%), 8.69%, 10/15/37(a)		1,050	1,020,826
Series 2021-NWM, Class A, (1-mo. Term SOFR + 1.02%), 6.35%, 02/15/33(a)		18,808	18,495,355
Series 2021-NWM, Class B, (1-mo. Term SOFR + 2.26%), 7.59%, 02/15/33(a)		11,028	10,891,398
Series 2021-NWM, Class C, (1-mo. Term SOFR + 4.36%), 9.69%, 02/15/33(a)		7,282	7,265,400
Series 2021-SOAR, Class G, (1-mo. Term SOFR + 2.91%), 8.24%, 06/15/38(a)		8,126	8,091,367
Series 2021-VINO, Class F, (1-mo. Term SOFR + 2.92%), 8.24%, 05/15/38(a)		5,881	5,818,312
Series 2021-XL2, Class A, (1-mo. Term SOFR + 0.80%), 6.12%, 10/15/38(a)		2,250	2,229,026
Series 2021-XL2, Class F, (1-mo. Term SOFR + 2.36%), 7.68%, 10/15/38(a)		12,179	12,033,944
Series 2024-XL5, Class A, (1-mo. Term SOFR + 1.39%), 6.71%, 03/15/41(a)		5,606	5,592,252
BX Trust(a)(b)
Series 2019-OC11, Class D, 4.08%, 12/09/41		8,408	7,259,936
Series 2019-OC11, Class E, 4.08%, 12/09/41		11,784	9,871,923
Series 2021-ARIA, Class E, (1-mo. Term SOFR + 2.36%), 7.68%, 10/15/36		9,187	8,980,381
Series 2021-MFM1, Class E, (1-mo. Term SOFR + 2.36%), 7.69%, 01/15/34		2,421	2,391,120
Series 2021-MFM1, Class F, (1-mo. Term SOFR + 3.11%), 8.44%, 01/15/34		3,755	3,697,798
Series 2024-CNYN, Class A, (1-mo. Term SOFR + 1.44%), 6.76%, 04/15/29		6,377	6,369,029
CAMB Commercial Mortgage Trust, Series 2019- LIFE, Class E, (1-mo. Term SOFR + 2.45%), 7.77%, 12/15/37(a)(b)		1,358	1,351,991
CD Mortgage Trust, Series 2017-CD6, Class B, 3.91%, 11/13/50(a)		864	749,724
Cold Storage Trust, Series 2020-ICE5, Class A, (1-mo. Term SOFR + 1.01%), 6.33%, 11/15/37(a)(b)		6,007	5,993,915
Credit Suisse Mortgage Capital Certificates Trust, Series 2022-LION, Class A, (1-mo. Term SOFR + 3.44%), 8.76%, 02/15/25(a)(b)(e)		11,900	11,503,304
CSAIL Commercial Mortgage Trust, Series 2016- C5, Class C, 4.80%, 11/15/48(a)		640	595,092
CSMC Trust(b)
Series 2020-FACT, Class E, (1-mo. Term SOFR + 5.23%), 10.55%, 10/15/37(a)		1,103	1,010,055
Series 2020-NET, Class A, 2.26%, 08/15/37		3,725	3,496,777
DBGS Mortgage Trust(a)(b)
Series 2018-BIOD, Class A, (1-mo. Term SOFR + 1.10%), 6.42%, 05/15/35		786	783,626
Series 2018-BIOD, Class D, (1-mo. Term SOFR + 1.60%), 6.92%, 05/15/35		1,865	1,840,656
Series 2018-BIOD, Class F, (1-mo. Term SOFR + 2.30%), 7.62%, 05/15/35		7,767	7,609,583
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
ELP Commercial Mortgage Trust, Series 2021-ELP, Class F, (1-mo. Term SOFR + 2.78%), 8.10%, 11/15/38(a)(b)	USD	6,585	$ 6,486,555
Extended Stay America Trust(a)(b)
Series 2021-ESH, Class D, (1-mo. Term SOFR + 2.36%), 7.69%, 07/15/38		13,040	13,040,030
Series 2021-ESH, Class E, (1-mo. Term SOFR + 2.96%), 8.29%, 07/15/38		9,115	9,103,693
Freddie Mac STACR REMIC Trust, Series 2022- DNA1, Class B1, (30-day Avg SOFR + 3.40%), 8.73%, 01/25/42(a)(b)		2,121	2,186,646
FS Rialto Issuer LLC, Series 2022-FL6, Class A, (1-mo. Term SOFR + 2.58%), 7.90%, 08/17/37(a)(b)		8,341	8,373,764
GCT Commercial Mortgage Trust, Series 2021- GCT D, Class D, (1-mo. Term SOFR + 2.46%), 7.79%, 02/15/38(a)(b)		810	154,273
GS Mortgage Securities Corp. Trust(a)(b)
Series 2021-DM, Class E, (1-mo. Term SOFR + 3.05%), 8.37%, 11/15/36		12,756	12,476,137
Series 2021-ROSS, Class A, (1-mo. Term SOFR + 1.26%), 6.59%, 05/15/26		1,480	1,376,939
Series 2022-ECI, Class A, (1-mo. Term SOFR + 2.19%), 7.52%, 08/15/39		1,358	1,362,327
GS Mortgage Securities Trust
Series 2020-GC47, Class AS, 2.73%, 05/12/53		4,426	3,657,284
Series 2020-GSA2, Class XA, 1.82%, 12/12/53(a)(b)		2,173	171,741
Series 2021-IP, Class A, (1-mo. Term SOFR + 1.06%), 6.39%, 10/15/36(a)(b)		1,493	1,471,629
Hudson Yards Mortgage Trust, Series 2016-10HY, Class E, 3.08%, 08/10/38(a)(b)		897	796,176
Independence Plaza Trust, Series 2018-INDP, Class B, 3.91%, 07/10/35(b)		2,215	2,095,433
JP Morgan Chase Commercial Mortgage Securities Trust(a)(b)
Series 2018-WPT, Class DFL, (1-mo. Term SOFR + 2.49%), 7.81%, 07/05/33		1,253	1,032,900
Series 2021-INV5, Class F, (1-mo. Term SOFR + 3.06%), 8.64%, 04/15/38		3,330	3,305,026
Series 2021-MHC, Class E, (1-mo. Term SOFR + 2.56%), 8.14%, 04/15/38		7,630	7,572,775
Series 2022-NXSS, Class A, (1-mo. Term SOFR + 2.18%), 7.50%, 09/15/39		1,795	1,796,671
Series 2022-OPO, Class C, 3.56%, 01/05/39		3,082	2,465,598
JP Morgan Mortgage Trust(a)(b)
Series 2021-INV7, Class A2A, 2.50%, 12/25/51		16,415	12,621,963
Series 2021-INV7, Class A3A, 2.50%, 02/25/52		24,379	20,891,030
Series 2021-INV7, Class A4A, 2.50%, 02/25/52		10,574	6,747,571
LUXE Trust, Series 2021-TRIP, Class E, (1-mo. Term SOFR + 2.86%), 8.19%, 10/15/38(a)(b)		1,215	1,214,504
MCM Trust(e)
2.50%, 09/25/31		10,935	10,497,379
3.00%, 09/25/31		8,940	5,861,086
MED Trust(a)(b)
Series 2021, Class A, (1-mo. Term SOFR + 1.06%), 6.39%, 11/15/38		1,584	1,577,464
Security		Par (000)	Value
United States (continued)
MED Trust(a)(b) (continued)
Series 2021, Class F, (1-mo. Term SOFR + 4.11%), 9.44%, 11/15/38	USD	16,332	$ 16,290,634
Series 2021-MDLN, Class G, (1-mo. Term SOFR + 5.36%), 10.69%, 11/15/38		17,548	17,503,915
MHC Commercial Mortgage Trust(a)(b)
Series 2021-MHC, Class E, (1-mo. Term SOFR + 2.22%), 7.54%, 04/15/38		8,260	8,202,795
Series 2021-MHC, Class F, (1-mo. Term SOFR + 2.72%), 8.04%, 04/15/38		945	938,323
MHP Trust, Series 2021-STOR, Class G, (1-mo. Term SOFR + 2.86%), 8.19%, 07/15/38(a)(b)		3,936	3,894,180
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class C, 4.47%, 05/15/48(a)		647	583,253
Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.42%, 07/11/40(a)(b)		2,110	1,819,972
PKHL Commercial Mortgage Trust, Series 2021- MF, Class F, (1-mo. Term SOFR + 3.46%), 8.79%, 07/15/38(a)(b)		929	582,095
Ready Capital Mortgage Financing LLC, Series 2022-FL10, Class A, (1-mo. Term SOFR + 2.55%), 7.87%, 10/25/39(a)(b)		10,890	10,929,076
SREIT Trust(a)(b)
Series 2021-MFP, Class A, (1-mo. Term SOFR + 0.85%), 6.17%, 11/15/38		1,536	1,525,105
Series 2021-MFP, Class F, (1-mo. Term SOFR + 2.74%), 8.06%, 11/15/38		9,404	9,298,253
Series 2021-MFP2, Class F, (1-mo. Term SOFR + 2.73%), 8.05%, 11/15/36		4,565	4,490,819
Starwood Trust, Series 2021-FLWR, Class E, (1- mo. Term SOFR + 2.04%), 7.36%, 07/15/36(a)(b)		3,290	3,246,819
TVC DSCR(e)
Series 21-1, 0.00%, 02/01/51		6,340	5,488,951
Series 21-1, Class A, 2.38%, 02/01/51		17,223	15,730,737
UBS Commercial Mortgage Trust, Series 2019- C17, Class A4, 2.92%, 10/15/52		1,175	1,010,180
VNDO Trust, Series 2016-350P, Class D, 4.03%, 01/10/35(a)(b)		2,150	1,922,167
Wells Fargo Commercial Mortgage Trust(a)
Series 2015-C28, Class AS, 3.87%, 05/15/48		3,230	3,122,700
Series 2017-C41, Class B, 4.19%, 11/15/50		1,656	1,438,377
Series 2018-1745, Class A, 3.87%, 06/15/36(b)		2,162	1,858,072
Series 2020-C58, Class XA, 1.92%, 07/15/53		29,974	2,523,237
Series 2021-C59, Class XA, 1.65%, 04/15/54		24,690	1,780,463
			487,140,444
Total Non-Agency Mortgage-Backed Securities — 3.0% (Cost: $551,688,515)			514,167,802

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security		Benefical Interest (000)	Value
Other Interests
Canada — 0.1%
Sprott Private Resource Streaming(e)(s)	USD	21,280	$ 17,091,812
Total Other Interests — 0.1% (Cost: $21,471,327)			17,091,812

		Par (000)
Preferred Securities
Capital Trusts — 0.1%(a)
France — 0.0%
BNP Paribas SA, 4.63%(b)(o)	USD	848	756,152
Indonesia — 0.0%
Bank Negara Indonesia Persero Tbk PT, 4.30%(d)(o)		250	229,063
Mexico — 0.0%
Banco Mercantil del Norte SA, 5.88%(b)(o)		807	754,545
Philippines — 0.0%
Rizal Commercial Banking Corp., 6.50%(d)(o)		1,000	977,500
Republic of Korea — 0.0%
Kookmin Bank, 4.35%(d)(o)		400	397,625
Singapore — 0.0%
DBS Group Holdings Ltd., 3.30%(d)(o)		1,000	974,000
South Korea — 0.0%
Shinhan Financial Group Co. Ltd., 2.88%(d)(o)		1,000	922,500
Switzerland — 0.0%
UBS Group AG, 4.88%(b)(o)		886	795,528
Thailand — 0.0%
Krung Thai Bank PCL/Cayman Islands, 4.40%(d)(o)		596	562,475
United Arab Emirates(d)(o) — 0.0%
Abu Dhabi Commercial Bank PJSC, 8.00%		555	592,585
MAF Global Securities Ltd., 6.38%		629	621,334
			1,213,919
United Kingdom — 0.0%
Barclays PLC, 4.38%(o)		848	690,517
United States — 0.1%
Citigroup, Inc., 4.15%(o)		794	728,883
Edison International, 7.88%, 06/15/54		1,465	1,488,757
JPMorgan Chase & Co., 3.65%(o)		794	742,859
Paramount Global, 6.38%, 03/30/62		5,853	5,413,183
USB Capital IX, 6.61%(o)		3,935	3,156,670
			11,530,352
			19,804,176

	Shares
Preferred Stocks — 2.4%
Brazil — 0.2%
Bradespar SA	16,769	64,362
Cia Energetica de Minas Gerais	1,497,110	2,816,848
Security	Shares	Value
Brazil (continued)
Neon Pagamentos SA, Series F(e)	39,435	$ 22,274,859
Petroleo Brasileiro SA	1,006,672	8,146,277
		33,302,346
China — 0.3%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $33,821,714)(e)(i)	308,665	52,750,849
Finland — 0.0%
Aiven, Series D(e)	86,562	5,591,905
Germany — 0.0%
Dr Ing hc F Porsche AG(b)	69,735	6,208,258
FUCHS SE	8,101	378,311
Volocopter GmbH, Series D, (Acquired 03/03/21, Cost: $22,418,516)(e)(i)	4,218	356,920
		6,943,489
India — 0.0%
Think & Learn Private Ltd., Series F, (Acquired 12/11/20, Cost: $13,030,114)(e)(i)	4,047	—
Israel(e)(i) — 0.1%
Deep Instinct Ltd.
Series D-2, (Acquired 03/19/21, Cost: $11,638,040)	1,914,819	8,272,018
Series D-4, (Acquired 09/20/22, Cost: $10,933,893)	1,550,832	7,707,635
		15,979,653
United Kingdom — 0.1%
10X Future Technologies Service Ltd., Series D, (Acquired 12/19/23, Cost: $21,869,474)(e)(i)	637,808	12,392,932
United States(e) — 1.7%
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $10,090,875)(i)	18,683	3,131,271
Bright Machines
Series C	927,532	3,125,783
Series C-1	1,932,080	4,675,634
Caresyntax, Inc.
Series C-2	75,157	9,118,047
Series C3	9,724	1,035,606
Databricks, Inc.(i)
Series F, (Acquired 10/22/19, Cost: $11,769,837)	822,138	63,510,160
Series G, (Acquired 02/01/21, Cost: $13,141,188)	222,270	17,170,358
Dream Finders Homes, Inc., 9.00%, 12/31/49	38,156	36,438,980
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $8,339,244)(i)	1,423,565	4,085,632
GM Cruise Holdings LLCClass G, (Acquired 03/25/21, Cost: $9,841,593)(i)	373,495	3,395,070
Insight M, Inc., Series D	6,123,315	2,099,072
Jumpcloud, Inc.(i)
Series E-1, (Acquired 10/30/20, Cost: $11,778,091)	6,458,349	13,239,615
Series F, (Acquired 09/03/21, Cost: $2,543,928)	424,788	870,815
Lessen Holdings, Inc.	1,100,813	6,450,764
Loadsmart, Inc.(i)
Series C, (Acquired 10/05/20, Cost: $10,694,460)	1,250,814	8,405,470
Series D, (Acquired 01/27/22, Cost: $2,628,040)	131,402	1,327,160
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Lookout, Inc., Series F, (Acquired 09/19/14, Cost: $50,945,689)(i)	4,459,883	$ 11,372,702
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $7,559,970)(i)	329,191	4,088,552
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $9,816,152)(i)	1,099,886	3,728,614
NYCB PIPE, Series C, (Acquired 03/07/24, Cost: $4,464,000), 13.00%, 03/30/49(i)	2,232	5,700,952
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $5,269,814)(i)	200,937	5,805,070
RapidSOS, Series C-1	5,162,136	4,852,408
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $9,126,025)(i)	399,649	8,436,590
SambaNova Systems, Inc.(i)
Series C, (Acquired 02/19/20, Cost: $11,739,902)	220,503	13,212,540
Series D, (Acquired 04/09/21, Cost: $6,878,356)	72,390	4,337,609
SCI PH Parent, Inc., Series F, (Acquired 02/10/23, Cost: $3,949,000), 12.50%, 12/31/79(i)	3,949	3,767,938
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $3,799,839)(i)	252,991	1,778,527
Ursa Major Technologies, Inc.(i)
Series C, (Acquired 09/13/21, Cost: $9,742,600)	1,633,349	4,687,712
Series D, (Acquired 10/14/22, Cost: $1,326,169)	200,098	598,293
Verge Genomics, Inc.(i)
Series B, (Acquired 11/05/21, Cost: $9,084,159)	1,705,369	11,033,737
Series C, (Acquired 09/06/23, Cost: $1,451,493)	201,843	1,451,251
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $5,641,940), 12.00%, 10/07/32(i)	1,933,359	7,830,104
Zero Mass Water, Inc.(i)
Series C-1, (Acquired 05/07/20, Cost: $8,796,956)	558,055	7,344,004
Series D, (Acquired 07/05/22, Cost: $1,648,279)	40,240	899,766
		279,005,806
		405,966,980
Trust Preferreds — 0.1%
United States — 0.1%
Citigroup Capital XIII, 11.96%, 10/30/40(a)	437,061	12,674,769
Wells Fargo & Co., 7.50%(m)(o)	5,825	6,672,188
		19,346,957
Total Preferred Securities — 2.6% (Cost: $500,405,002)		445,118,113

		Par (000)
U.S. Government Sponsored Agency Securities
Commercial Mortgage-Backed Securities(a) — 0.1%
Fannie Mae-Aces, Series 2018-M13, Class A2, 3.86%, 09/25/30	USD	1,668	1,551,862
Freddie Mac Multifamily Structured Pass Through Certificates
Series K105, Class X1, 1.64%, 01/25/30		11,801	809,095
Series K109, Class X1, 1.69%, 04/25/30		15,002	1,091,547
Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Freddie Mac Multifamily Structured Pass Through Certificates (continued)
Series K110, Class X1, 1.81%, 04/25/30	USD	8,619	$ 654,233
Series K116, Class X1, 1.53%, 07/25/30		7,725	516,406
Series K120, Class X1, 1.13%, 10/25/30		49,890	2,517,574
Series KL06, Class XFX, 1.47%, 12/25/29		8,414	424,249
Series KW09, Class X1, 0.94%, 05/25/29		57,055	1,677,075
			9,242,041
Mortgage-Backed Securities — 0.6%
Uniform Mortgage-Backed Securities, 3.50%, 05/01/54(t)		119,526	103,012,482
Total U.S. Government Sponsored Agency Securities — 0.7% (Cost: $115,846,224)			112,254,523
U.S. Treasury Obligations
U.S. Treasury Notes, 4.63%, 09/30/28(u)		75,000	74,575,195
Total U.S. Treasury Obligations — 0.4% (Cost: $74,495,206)			74,575,195

	Shares
Warrants
Brazil — 0.0%
Lavoro Ltd., (Issued 12/27/22, Exercisable 12/27/23, 1 Share for 1 Warrant, Expires 12/27/27, Strike Price USD 11.50)(g)	95,675	41,618
Israel(g) — 0.0%
Deep Instinct Ltd., Series C, (Acquired 09/20/22, Cost: $0), (Exercisable 09/20/22, 1 Share for 1 Warrant, Expires 09/20/32, Strike Price USD 0.01)(e)(i)	109,339	9,840
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	49,253	2,596
		12,436
United Kingdom — 0.0%
10X Future Technologies Service Ltd., (Acquired 12/19/23, Cost: $0), (Expires 11/17/30, Strike Price GBP 0.01)(e)(g)(i)	768,436	1,325,075
United States(g) — 0.1%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 0.01 Shares for 1 Warrant, Expires 06/03/26, Strike Price USD 1,150.00)(e)	268,681	27
Crown PropTech Acquisitions, (Issued 02/05/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(e)	271,336	11,206
Crown PropTech Acquisitions, (Issued/Exercisable 01/25/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)(e)	162,368	2
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)	146,070	20,450
Flyr Warrants, (Issued/Exercisable 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(e)	35,428	203,002

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Green Plains, Inc., (Issued 02/05/21, 1 Share for 1 Warrant, Expires 04/28/26, Strike Price USD 22.00)	1,464,976	$ 8,480,585
Hawkeye 360, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 11.17)(e)	27,300	69,342
Hawkeye 360, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 0.01)(e)	240,240	1,172,371
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Shares for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)	123,393	1,987
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)(h)	111,795	1,118
Lightning eMotors, Inc., (Issued/Exercisable 05/13/20, 1 Share for 1 Warrant, Expires 05/18/25, Strike Price USD 230.00)	292,348	175
New York Community Bancorp, Inc., Series D, (Acquired 04/10/24, Cost: $0), (Issued/Exercisable 03/11/24, 1,000 Shares for 1 Warrant, Expires 03/11/31, Strike Price USD 2.50)(e)(i)	1,717	3,151,880
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)	226,443	793
Palladyne AI Corp., (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)	254,485	11,986
RapidSOS, (Expires 12/13/33, Strike Price USD 0.01)(e)	2,862,231	2,661,875
Sarcos Technology & Robotics Corp., (Issued 01/15/21, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 69.00)	92,406	4,352
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(e)	295,710	3
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(e)(i)	238,291	831,636
Volato Group, Inc., (Acquired 12/03/23, Cost: $181,758), (Expires 12/03/28, Strike Price USD 11.50)(i)	181,758	23,210
		16,646,000
Total Warrants — 0.1% (Cost: $3,858,448)		18,025,129
Total Long-Term Investments — 96.0% (Cost: $13,720,849,045)		16,262,619,748

Security		Par (000)	Value
Short-Term Securities
Commercial Paper — 0.3%
United Kingdom(v) — 0.1%
UBS AG/London
6.20%, 06/18/24	USD	10,655	$ 10,576,700
5.70%, 06/25/24(b)		10,655	10,565,399
			21,142,099
United States(v) — 0.2%
HSBC USA, Inc.
5.53%, 06/24/24		7,000	6,941,305
6.53%, 07/01/24		10,995	10,890,664
6.49%, 08/12/24(b)		10,400	10,234,455
6.52%, 10/11/24(b)		10,452	10,189,866
			38,256,290
			59,398,389

	Shares
Money Market Funds — 3.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(f)(w)(x)	167,417,001	167,467,226
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.18%(f)(w)	351,977,141	351,977,140
		519,444,366

		Par (000)
Time Deposits — 0.0%
Canada — 0.0%
Royal Bank of Canada, 3.76%, 05/01/24	CAD	128	93,068
Hong Kong — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 1.67%, 05/01/24	HKD	1,179	150,662
South Africa — 0.0%
BNP Paribas, 6.40%, 05/01/24	ZAR	1,039	55,218
			298,948
U.S. Treasury Obligations — 0.4%
U.S. Treasury Bills, 5.42%, 05/09/24(u)(v)	USD	1,507	1,505,231
U.S. Treasury Notes, 4.25%, 12/31/24(k)		62,431	61,983,908
			63,489,139
Total Short-Term Securities — 3.8% (Cost: $642,695,734)			642,630,842
Options Purchased — 0.2% (Cost: $95,923,632)			47,252,595
Total Investments Before Options Written — 100.0% (Cost: $14,459,468,411)			16,952,503,185
Options Written — (0.3)% (Premiums Received: $(41,741,398))			(53,078,231)
Total Investments, Net of Options Written — 99.7% (Cost: $14,417,727,013)			16,899,424,954
Other Assets Less Liabilities — 0.3%			47,753,016
Net Assets — 100.0%			$ 16,947,177,970
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Non-income producing security.
(h)	All or a portion of this security is on loan.
(i)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $461,806,123, representing 2.7% of its net assets as of period end, and an original cost of $532,150,970.

(j)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(k)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(l)	Investment does not issue shares.
(m)	Convertible security.
(n)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(o)	Perpetual security with no stated maturity date.
(p)	Issuer filed for bankruptcy and/or is in default.
(q)	Zero-coupon bond.
(r)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(s)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(t)	Represents or includes a TBA transaction.
(u)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(v)	Rates are discount rates or a range of discount rates as of period end.
(w)	Annualized 7-day yield as of period end.
(x)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Par/Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
Bio City Development Co. B.V	$ 10,915,875	$ —	$ —	$ —	$ (5,281,875)	$ 5,634,000	140,850,000	$ —	$ —
BlackRock Cash Funds: Institutional, SL Agency Shares	—	167,504,381 (a)	—	(23,189)	(13,966)	167,467,226	167,417,001	76,955 (b)	—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	1,395,015,218	—	(1,043,038,078)(a)	—	—	351,977,140	351,977,141	38,848,224	—
iShares 0-5 Year TIPS Bond ETF	18,921,810	—	—	—	3,817	18,925,627	190,821	511,469	—
iShares Biotechnology ETF(c)	2,570,786	—	(2,549,990)	312,343	(333,139)	—	—	122	—
iShares Bitcoin Trust	—	1,792,042	—	—	(348,532)	1,443,510	43,000	—	—
iShares China Large-Cap ETF(c)	1,952,192	24,261,556	(27,107,106)	1,220,676	(327,318)	—	—	—	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	72,644,602	—	(53,013,747)	(6,323,290)	(1,091,664)	12,215,901	116,353	1,524,109	—
iShares JP Morgan USD Emerging Markets Bond ETF	23,582,357	—	(12,897,789)	(910,475)	531,743	10,305,836	118,254	793,687	—
iShares Latin America 40 ETF	9,124,021	—	—	—	1,035,218	10,159,239	371,046	496,832	—
iShares MSCI Brazil ETF	12,349,834	—	—	—	1,205,715	13,555,549	436,853	863,743	—
iShares MSCI Emerging Markets ETF	2,208,302	—	—	—	104,969	2,313,271	56,435	59,718	—
iShares Russell Mid-Cap Growth ETF	—	4,611,800	—	—	584,643	5,196,443	48,366	21,831	—
Quintis Australia Pty. Ltd.	92,389,186	—	—	—	(72,036,797)	20,325,621	92,389,186	—	—
Quintis Australia Pty. Ltd.	2,877,422	—	—	—	(2,614,842)	8	82,684,528	—	—
Quintis HoldCo. Pty. Ltd.	289	—	—	—	(6)	283	43,735,802	—	—
SL Liquidity Series, LLC, Money Market Series(c)	218,636,817	—	(218,723,179)(a)	190,304	(103,942)	—	—	1,011,325 (b)	—
				$ (5,533,631)	$ (78,685,976)	$ 619,519,654		$ 44,208,015	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NSE IFSC Nifty 50 Index	785	05/30/24	$ 35,633	$ 349,676
Exchange Traded Bitcoin Futures(a)	102	05/31/24	30,294	(4,041,904)
Euro BOBL	7,015	06/06/24	871,643	(10,712,708)
Euro BTP	307	06/06/24	38,330	(16,693)
Euro Bund	3,113	06/06/24	432,151	(7,843,537)
Euro OAT	790	06/06/24	105,782	(1,716,486)
Euro-Schatz	962	06/06/24	107,911	(621,943)
OSE Nikkei 225	1,430	06/13/24	346,771	(14,226,196)
10-Year Australian Treasury Bonds	4,672	06/17/24	340,576	(9,991,008)
U.S. Long Bond	1,106	06/18/24	125,980	(4,909,095)
Ultra U.S. Treasury Bond	1,400	06/18/24	167,519	(6,525,650)
E-mini Russell 2000 Index	82	06/21/24	8,141	(439,329)
Euro Stoxx Banks Index	2,024	06/21/24	15,004	1,478,293
MSCI Emerging Markets Index	466	06/21/24	24,279	(399,045)
Long Gilt	738	06/26/24	88,325	(2,053,448)
5-Year U.S. Treasury Note	12,396	06/28/24	1,298,868	(25,973,342)
Carbon Emissions(a)	26	12/16/24	1,901	(67,010)
				(87,709,425)
Short Contracts
30-Year Euro Buxl Bond	89	06/06/24	12,245	412,141
10-Year Japanese Government Treasury Bonds	215	06/13/24	196,985	1,417,417
Nikkei 225 Yen-Denominated	333	06/13/24	40,291	1,554,084
10-Year U.S. Treasury Note	5,630	06/18/24	605,049	5,908,968
10-Year U.S. Ultra Long Treasury Note	14,994	06/18/24	1,653,323	50,138,671
Euro Stoxx 50 Index	1,984	06/21/24	103,147	1,224,667
FTSE 100 Index	73	06/21/24	7,414	(317,906)
NASDAQ 100 E-Mini Index	368	06/21/24	129,324	4,525,716
S&P 500 E-Mini Index	1,680	06/21/24	425,628	7,690,373
2-Year U.S. Treasury Note	23,829	06/28/24	4,830,027	47,736,504
				120,290,635
				$ 32,581,210

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	16,212,000	BRL	84,140,280	Barclays Bank PLC	05/03/24	$ 8,118
USD	4,737,229	BRL	24,500,000	Goldman Sachs International	05/03/24	18,976
USD	16,041,786	BRL	82,964,910	Goldman Sachs International	05/03/24	64,259
CNH	99,596,000	USD	13,716,128	JPMorgan Chase Bank N.A.	05/06/24	14,244
USD	13,759,774	CNH	99,596,000	JPMorgan Chase Bank N.A.	05/06/24	29,402
AUD	10,856,000	USD	6,958,567	JPMorgan Chase Bank N.A.	05/16/24	76,923
BRL	35,500,000	USD	6,823,431	BNP Paribas SA	05/16/24	4,346
BRL	24,198,000	USD	4,597,802	Deutsche Bank AG	05/16/24	56,242
CLP	178,385,520	USD	180,366	Citibank N.A.	05/16/24	5,405
CLP	1,308,160,480	USD	1,326,412	Credit Agricole Corporate and Investment Bank	05/16/24	35,911
CLP	6,865,519,000	USD	6,958,061	Societe Generale	05/16/24	191,715
CLP	2,319,785,000	USD	2,383,422	Standard Chartered Bank	05/16/24	32,410
COP	26,972,808,000	USD	6,844,153	Bank of America N.A.	05/16/24	16,776
COP	27,286,289,000	USD	6,927,212	Citibank N.A.	05/16/24	13,455
COP	45,184,339,000	USD	11,473,931	Citibank N.A.	05/16/24	19,368
HUF	381,014	EUR	960	Deutsche Bank AG	05/16/24	13
HUF	2,794,800	EUR	7,040	Goldman Sachs International	05/16/24	97
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HUF	1,290,922,000	USD	3,475,452	Bank of America N.A.	05/16/24	$ 41,558
HUF	1,290,922,000	USD	3,469,101	UBS AG	05/16/24	47,909
IDR	139,167,274,038	USD	8,547,833	Barclays Bank PLC	05/16/24	8,769
MXN	79,102,000	USD	4,582,379	UBS AG	05/16/24	25,636
MXN	79,266,000	USD	4,599,936	UBS AG	05/16/24	17,633
USD	4,717,743	AUD	7,274,000	JPMorgan Chase Bank N.A.	05/16/24	3,654
USD	7,143,518	AUD	10,892,000	Morgan Stanley & Co. International PLC	05/16/24	84,698
USD	4,761,718	BRL	24,310,000	Citibank N.A.	05/16/24	86,134
USD	4,788,991	BRL	24,500,000	Goldman Sachs International	05/16/24	76,864
USD	5,265,858	BRL	26,179,320	Goldman Sachs International	05/16/24	230,744
USD	16,419,538	BRL	84,140,280	Goldman Sachs International	05/16/24	236,692
USD	38,566,026	BRL	191,981,677	Goldman Sachs International	05/16/24	1,641,857
USD	4,621,669	BRL	23,760,000	Morgan Stanley & Co. International PLC	05/16/24	51,867
USD	4,598,867	BRL	23,623,000	Toronto-Dominion Bank	05/16/24	55,414
USD	2,403,004	CHF	2,134,000	Deutsche Bank AG	05/16/24	78,173
USD	5,520,293	CLP	5,236,550,000	Citibank N.A.	05/16/24	66,931
USD	5,683,974	CLP	5,435,300,000	Morgan Stanley & Co. International PLC	05/16/24	23,633
USD	7,070,713	COP	27,217,294,000	Citibank N.A.	05/16/24	147,595
USD	4,655,441	COP	18,271,486,819	JPMorgan Chase Bank N.A.	05/16/24	7,820
USD	4,646,422	COP	18,227,913,000	Standard Chartered Bank	05/16/24	9,885
USD	3,412,369	CZK	79,387,164	BNP Paribas SA	05/16/24	44,187
USD	25,014,567	CZK	582,172,535	BNP Paribas SA	05/16/24	314,567
USD	1,420,934	EUR	1,307,029	Barclays Bank PLC	05/16/24	25,357
USD	784,356	EUR	718,484	Citibank N.A.	05/16/24	17,196
USD	612,662	EUR	557,536	Deutsche Bank AG	05/16/24	17,354
USD	698,284	EUR	635,599	Deutsche Bank AG	05/16/24	19,625
USD	963,237	EUR	876,743	Deutsche Bank AG	05/16/24	27,097
USD	1,084,837	EUR	987,415	Deutsche Bank AG	05/16/24	30,527
USD	1,551,461	EUR	1,411,941	Deutsche Bank AG	05/16/24	43,864
USD	1,897,085	EUR	1,726,484	Deutsche Bank AG	05/16/24	53,635
USD	1,928,458	EUR	1,764,000	Deutsche Bank AG	05/16/24	44,950
USD	14,136,503	EUR	12,936,000	Deutsche Bank AG	05/16/24	324,117
USD	7,114,425	HUF	2,571,260,000	BNP Paribas SA	05/16/24	109,240
USD	4,788,827	IDR	76,420,094,000	JPMorgan Chase Bank N.A.	05/16/24	90,190
USD	4,723,791	IDR	74,056,802,350	UBS AG	05/16/24	170,460
USD	34,619,954	IDR	543,083,217,235	UBS AG	05/16/24	1,228,862
USD	5,236,808	INR	436,776,000	JPMorgan Chase Bank N.A.	05/16/24	7,367
USD	11,762,750	KRW	16,210,246,000	Credit Agricole Corporate and Investment Bank	05/16/24	60,291
USD	4,813,141	KRW	6,485,707,000	JPMorgan Chase Bank N.A.	05/16/24	130,996
USD	4,582,526	MXN	78,330,500	Goldman Sachs International	05/16/24	19,454
USD	9,205,606	MXN	156,661,000	Goldman Sachs International	05/16/24	79,461
USD	1,409,663	MXN	24,053,160	State Street Bank and Trust Co.	05/16/24	8,468
USD	10,330,288	MXN	176,389,840	State Street Bank and Trust Co.	05/16/24	54,857
USD	5,128,809	PEN	18,953,000	Barclays Bank PLC	05/16/24	95,112
USD	4,618,752	PEN	17,094,000	Citibank N.A.	05/16/24	78,784
USD	9,523,030	PEN	34,900,000	Citibank N.A.	05/16/24	253,995
USD	192,670	PEN	718,200	Goldman Sachs International	05/16/24	1,925
USD	1,409,001	PEN	5,266,800	Goldman Sachs International	05/16/24	10,200
USD	9,143,204	PEN	33,903,000	Goldman Sachs International	05/16/24	138,961
USD	4,827,550	SEK	51,033,000	HSBC Bank PLC	05/16/24	194,161
USD	3,194,000	TWD	101,233,830	JPMorgan Chase Bank N.A.	05/16/24	93,162
USD	4,620,059	ZAR	86,822,000	Bank of America N.A.	05/16/24	11,933
ZAR	87,810,000	USD	4,599,911	Bank of America N.A.	05/16/24	60,654
ZAR	87,951,000	USD	4,588,510	BNP Paribas SA	05/16/24	79,539
ZAR	174,874,000	USD	9,092,110	Citibank N.A.	05/16/24	189,426
ZAR	185,566,947	USD	9,779,219	Morgan Stanley & Co. International PLC	05/16/24	69,851
COP	47,899,717,000	USD	10,913,583	BNP Paribas SA	05/17/24	1,268,677
EUR	79,293,414	CHF	75,520,118	JPMorgan Chase Bank N.A.	06/20/24	2,190,881
EUR	22,792,162	USD	24,304,194	Bank of America N.A.	06/20/24	68,038
EUR	38,077,035	USD	40,694,374	Bank of America N.A.	06/20/24	22,357
EUR	1,495,492	USD	1,594,195	Barclays Bank PLC	06/20/24	4,972
EUR	2,402,388	USD	2,567,072	Morgan Stanley & Co. International PLC	06/20/24	1,862

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	28,898,047	EUR	33,719,925	JPMorgan Chase Bank N.A.	06/20/24	$ 61,198
MXN	1,028,627,568	EUR	54,983,013	Toronto-Dominion Bank	06/20/24	793,819
USD	41,480,066	BRL	208,180,156	Goldman Sachs International	06/20/24	1,571,236
USD	65,794,632	EUR	60,000,000	Royal Bank of Canada	06/20/24	1,635,123
USD	52,929,418	GBP	41,706,920	Bank of America N.A.	06/20/24	801,247
USD	177,706,935	GBP	138,891,704	Barclays Bank PLC	06/20/24	4,110,550
USD	53,821,249	GBP	42,072,917	Deutsche Bank AG	06/20/24	1,235,629
USD	42,711,836	GBP	34,048,906	JPMorgan Chase Bank N.A.	06/20/24	155,177
USD	161,739,563	HKD	1,261,972,941	HSBC Bank PLC	06/20/24	180,662
USD	351,214	IDR	5,473,333,891	BNP Paribas SA	06/20/24	15,078
USD	3,463,894	INR	287,641,801	Morgan Stanley & Co. International PLC	06/20/24	24,389
USD	42,430,045	JPY	6,585,927,939	JPMorgan Chase Bank N.A.	06/20/24	360,824
USD	8,506,085	MXN	145,574,312	Morgan Stanley & Co. International PLC	06/20/24	72,945
USD	71,521,565	NOK	750,389,956	HSBC Bank PLC	06/20/24	3,888,010
ZAR	769,804,769	EUR	37,286,153	The Bank of New York Mellon	06/20/24	871,629
COP	34,428,080,680	USD	8,083,132	Barclays Bank PLC	08/15/24	553,645
COP	88,529,350,320	USD	20,473,474	BNP Paribas SA	08/15/24	1,735,381
USD	20,147,627	BRL	105,366,047	Societe Generale	08/15/24	59,990
TRY	265,166,000	USD	6,940,792	UBS AG	09/25/24	55,827
TRY	265,618,000	USD	6,852,182	UBS AG	09/25/24	156,362
USD	33,389,708	BRL	174,962,071	Citibank N.A.	10/02/24	196,909
COP	31,149,000,000	USD	7,485,149	BNP Paribas SA	10/23/24	251,107
COP	93,447,000,000	USD	22,466,840	BNP Paribas SA	10/23/24	741,930
USD	32,758,183	MXN	576,036,010	State Street Bank and Trust Co.	10/24/24	46,337
TRY	105,457,000	USD	2,465,527	BNP Paribas SA	12/06/24	111,944
TRY	386,311,000	USD	9,300,855	UBS AG	12/06/24	140,959
COP	62,828,684,000	USD	15,146,742	HSBC Bank PLC	02/24/25	191,993
						31,307,638
BRL	84,140,280	USD	16,269,051	Barclays Bank PLC	05/03/24	(65,169)
BRL	24,500,000	USD	4,795,290	Goldman Sachs International	05/03/24	(77,037)
BRL	82,964,910	USD	16,212,000	Goldman Sachs International	05/03/24	(234,472)
BRL	24,500,000	USD	4,737,229	Morgan Stanley & Co. International PLC	05/03/24	(18,976)
USD	4,638,834	BRL	24,500,000	Morgan Stanley & Co. International PLC	05/03/24	(79,419)
AUD	7,261,000	USD	4,783,910	Goldman Sachs International	05/16/24	(78,246)
AUD	5,880	USD	3,874	Morgan Stanley & Co. International PLC	05/16/24	(64)
AUD	43,120	USD	28,375	Morgan Stanley & Co. International PLC	05/16/24	(430)
BRL	35,316,000	USD	6,861,269	BNP Paribas SA	05/16/24	(68,881)
BRL	18,070,000	USD	3,570,935	Goldman Sachs International	05/16/24	(95,500)
BRL	60,819,706	USD	12,013,532	Morgan Stanley & Co. International PLC	05/16/24	(315,972)
CHF	1,069,000	USD	1,173,820	BNP Paribas SA	05/16/24	(9,225)
CHF	1,065,000	USD	1,175,058	UBS AG	05/16/24	(14,822)
COP	33,319,020,735	USD	8,516,849	Barclays Bank PLC	05/16/24	(41,668)
COP	12,473,103,339	USD	3,185,823	BNP Paribas SA	05/16/24	(13,107)
COP	46,167,630,125	USD	12,022,820	Credit Agricole Corporate and Investment Bank	05/16/24	(279,407)
EUR	701,520	GBP	601,543	HSBC Bank PLC	05/16/24	(2,663)
EUR	5,144,480	GBP	4,410,544	Morgan Stanley & Co. International PLC	05/16/24	(18,567)
EUR	4,451,000	USD	4,827,969	Barclays Bank PLC	05/16/24	(75,423)
EUR	16,845,000	USD	18,026,188	Barclays Bank PLC	05/16/24	(39,975)
GBP	3,812,000	USD	4,818,494	Morgan Stanley & Co. International PLC	05/16/24	(54,882)
HUF	565,388,213	USD	1,557,217	Deutsche Bank AG	05/16/24	(16,864)
HUF	4,146,180,232	USD	11,410,328	Goldman Sachs International	05/16/24	(114,403)
IDR	156,244,830,930	USD	9,612,109	Barclays Bank PLC	05/16/24	(5,505)
IDR	71,062,076,679	USD	4,391,156	BNP Paribas SA	05/16/24	(21,954)
IDR	74,690,109,000	USD	4,610,720	BNP Paribas SA	05/16/24	(18,451)
IDR	116,916,934,004	USD	7,190,463	BNP Paribas SA	05/16/24	(1,907)
INR	297,689,000	USD	3,569,160	Barclays Bank PLC	05/16/24	(4,983)
INR	768,725,760	USD	9,262,984	BNP Paribas SA	05/16/24	(59,167)
INR	104,826,240	USD	1,262,600	Citibank N.A.	05/16/24	(7,534)
JPY	361,200,000	USD	2,410,821	Barclays Bank PLC	05/16/24	(115,812)
JPY	477,701,347	USD	3,194,000	The Bank of New York Mellon	05/16/24	(158,760)
KRW	2,909,741,040	USD	2,195,111	Barclays Bank PLC	05/16/24	(94,519)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	21,338,100,960	USD	16,094,510	Citibank N.A.	05/16/24	$ (690,163)
MXN	155,803,000	USD	9,388,834	Goldman Sachs International	05/16/24	(312,671)
MXN	63,529,768	USD	3,869,033	State Street Bank and Trust Co.	05/16/24	(168,164)
MYR	10,964,007	USD	2,327,913	Barclays Bank PLC	05/16/24	(36,719)
MYR	80,402,716	USD	17,080,432	Barclays Bank PLC	05/16/24	(278,339)
NOK	8,043,259	EUR	702,600	JPMorgan Chase Bank N.A.	05/16/24	(25,893)
NOK	59,004,642	EUR	5,152,400	State Street Bank and Trust Co.	05/16/24	(188,010)
PEN	1,965,000	USD	527,531	Barclays Bank PLC	05/16/24	(5,650)
PEN	3,287,000	USD	887,467	Barclays Bank PLC	05/16/24	(14,478)
PEN	3,287,000	USD	885,841	Barclays Bank PLC	05/16/24	(12,852)
PEN	6,662,577	USD	1,777,635	Citibank N.A.	05/16/24	(8,132)
PEN	11,673,000	USD	3,170,288	Citibank N.A.	05/16/24	(70,075)
PEN	19,041,000	USD	5,072,865	Citibank N.A.	05/16/24	(15,797)
PEN	35,587,490	USD	9,474,838	Citibank N.A.	05/16/24	(23,214)
PEN	6,554,440	USD	1,751,587	Deutsche Bank AG	05/16/24	(10,804)
PEN	6,551,378	USD	1,746,103	Goldman Sachs International	05/16/24	(6,133)
PLN	59,022,486	USD	14,925,362	BNP Paribas SA	05/16/24	(376,572)
PLN	8,048,521	USD	2,038,484	Deutsche Bank AG	05/16/24	(54,558)
RON	3,457,200	USD	756,988	Barclays Bank PLC	05/16/24	(15,720)
RON	25,352,800	USD	5,549,846	Goldman Sachs International	05/16/24	(113,879)
THB	104,648,348	USD	2,950,891	Barclays Bank PLC	05/16/24	(124,273)
THB	767,421,222	USD	21,638,833	HSBC Bank PLC	05/16/24	(910,295)
TWD	103,763,478	USD	3,194,000	UBS AG	05/16/24	(15,678)
USD	3,424,554	BRL	18,070,000	Citibank N.A.	05/16/24	(50,881)
USD	6,688,465	COP	26,532,072,591	BNP Paribas SA	05/16/24	(60,356)
USD	49,059,136	COP	194,568,532,334	Morgan Stanley & Co. International PLC	05/16/24	(432,222)
USD	4,454,715	COP	17,573,849,360	Societe Generale	05/16/24	(15,452)
USD	7,024,311	EUR	6,596,000	Citibank N.A.	05/16/24	(18,554)
USD	4,546,228	IDR	73,969,400,000	JPMorgan Chase Bank N.A.	05/16/24	(1,729)
USD	3,556,151	INR	297,689,000	JPMorgan Chase Bank N.A.	05/16/24	(8,026)
USD	3,557,859	ZAR	67,177,000	Bank of America N.A.	05/16/24	(7,598)
USD	9,323,147	ZAR	177,885,000	BNP Paribas SA	05/16/24	(118,199)
USD	18,572	ZAR	350,310	State Street Bank and Trust Co.	05/16/24	(21)
USD	4,342,726	ZAR	82,145,440	State Street Bank and Trust Co.	05/16/24	(17,190)
USD	5,818,151	ZAR	111,907,180	State Street Bank and Trust Co.	05/16/24	(121,386)
USD	31,797,741	ZAR	602,399,892	State Street Bank and Trust Co.	05/16/24	(174,973)
USD	38,785,848	COP	153,343,729,902	Citibank N.A.	06/14/24	(53,201)
USD	49,247,188	COP	196,097,377,000	Citibank N.A.	06/17/24	(397,217)
AUD	423,776,313	USD	280,492,880	BNP Paribas SA	06/20/24	(5,571,039)
BRL	303,495,877	EUR	55,185,082	HSBC Bank PLC	06/20/24	(829,624)
CAD	162,514,457	USD	120,599,704	BNP Paribas SA	06/20/24	(2,454,277)
CAD	138,016,381	USD	102,365,862	State Street Bank and Trust Co.	06/20/24	(2,030,147)
CHF	179,091,188	USD	206,194,413	BNP Paribas SA	06/20/24	(10,314,772)
CNH	1,032,067,544	USD	144,628,299	JPMorgan Chase Bank N.A.	06/20/24	(2,045,388)
DKK	451,742,987	USD	66,523,921	HSBC Bank PLC	06/20/24	(1,722,304)
EUR	15,806,415	THB	627,672,740	Nomura International PLC	06/20/24	(98,412)
EUR	125,976,114	USD	138,165,399	Citibank N.A.	06/20/24	(3,455,972)
EUR	79,457,013	USD	85,370,109	JPMorgan Chase Bank N.A.	06/20/24	(404,726)
EUR	188,052,916	USD	206,214,540	Royal Bank of Canada	06/20/24	(5,124,827)
HUF	6,627,631,263	USD	18,150,246	HSBC Bank PLC	06/20/24	(123,881)
JPY	17,128,738,077	EUR	107,337,918	UBS AG	06/20/24	(5,365,144)
JPY	5,195,864,387	USD	35,000,299	Goldman Sachs International	06/20/24	(1,810,448)
JPY	79,580,976,306	USD	547,094,935	JPMorgan Chase Bank N.A.	06/20/24	(38,752,043)
KRW	86,230,876,087	USD	65,871,860	BNP Paribas SA	06/20/24	(3,509,629)
MXN	394,673,839	USD	23,199,050	Barclays Bank PLC	06/20/24	(335,540)
NOK	875,891,654	CHF	72,480,575	Morgan Stanley & Co. International PLC	06/20/24	(329,909)
NZD	15,081,861	USD	9,276,883	Morgan Stanley & Co. International PLC	06/20/24	(389,927)
PLN	113,668,465	USD	28,989,337	HSBC Bank PLC	06/20/24	(982,024)
SEK	600,898,821	USD	58,940,742	Morgan Stanley & Co. International PLC	06/20/24	(4,296,023)
SGD	44,742,757	USD	33,737,309	BNP Paribas SA	06/20/24	(886,094)
THB	615,960,186	EUR	15,806,415	Citibank N.A.	06/20/24	(218,825)
TWD	1,906,096,879	USD	60,930,757	BNP Paribas SA	06/20/24	(2,480,354)

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,506,085	BRL	44,925,739	Morgan Stanley & Co. International PLC	06/20/24	$ (106,329)
USD	8,506,085	ZAR	162,727,360	Morgan Stanley & Co. International PLC	06/20/24	(106,415)
ZAR	697,212,439	USD	37,100,766	BNP Paribas SA	06/20/24	(200,135)
CNY	205,273,567	USD	28,875,168	Citibank N.A.	07/26/24	(34,889)
USD	28,748,189	CNY	205,273,567	BNP Paribas SA	07/26/24	(92,090)
TRY	25,165,100	USD	645,723	Barclays Bank PLC	12/04/24	(29,427)
TRY	50,581,851	USD	1,246,135	Barclays Bank PLC	12/04/24	(7,380)
TRY	24,913,449	USD	649,295	Goldman Sachs International	12/04/24	(39,162)
TRY	25,165,100	USD	643,526	Goldman Sachs International	12/04/24	(27,231)
TRY	50,330,200	USD	1,293,004	Goldman Sachs International	12/04/24	(60,413)
TRY	75,495,300	USD	1,938,013	Goldman Sachs International	12/04/24	(89,126)
						(101,482,764)
						$ (70,175,126)
Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	2,553	05/03/24	USD	510.00	USD	128,155	$ 241,259
InvesCo QQQ Trust, Series 1	9,148	05/10/24	USD	438.00	USD	388,415	1,170,944
SPDR S&P 500 ETF Trust	5,071	05/10/24	USD	509.00	USD	254,554	1,204,362
Adobe, Inc.	271	05/17/24	USD	600.00	USD	12,543	2,710
Adobe, Inc.	271	05/17/24	USD	540.00	USD	12,543	5,149
Advanced Micro Devices, Inc.	852	05/17/24	USD	200.00	USD	13,494	47,712
Amazon.com, Inc.	2,749	05/17/24	USD	190.00	USD	48,108	1,058,365
Amazon.com, Inc.	1,321	05/17/24	USD	200.00	USD	23,118	204,095
Bank of America Corp.	5,884	05/17/24	USD	39.00	USD	21,777	85,318
Caterpillar, Inc.	1,178	05/17/24	USD	380.00	USD	39,412	51,832
CF Industries Holdings, Inc.	1,812	05/17/24	USD	92.50	USD	14,309	40,770
Chevron Corp.	1,177	05/17/24	USD	165.00	USD	18,981	154,187
ConocoPhillips	1,357	05/17/24	USD	130.00	USD	17,047	181,838
Costco Wholesale Corp.	253	05/17/24	USD	825.00	USD	18,289	3,669
D.R. Horton, Inc.	1,160	05/17/24	USD	165.00	USD	16,529	31,900
D.R. Horton, Inc.	666	05/17/24	USD	155.00	USD	9,490	31,635
Daimler AG	3,330	05/17/24	EUR	80.00	EUR	23,602	24,876
Danaher Corp.	543	05/17/24	USD	270.00	USD	13,391	5,430
Delta Air Lines, Inc.	8,688	05/17/24	USD	50.00	USD	43,501	1,277,136
Dexcom, Inc.	916	05/17/24	USD	120.00	USD	11,669	741,960
Edwards Lifesciences Corp.	1,361	05/17/24	USD	95.00	USD	11,524	20,415
Eli Lilly & Co.	277	05/17/24	USD	760.00	USD	21,636	884,322
Eli Lilly & Co.	126	05/17/24	USD	820.00	USD	9,842	74,970
Freeport-McMoRan, Inc.	3,607	05/17/24	USD	48.00	USD	18,013	1,002,746
Merck & Co., Inc.	5,012	05/17/24	USD	135.00	USD	64,765	145,348
Micron Technology, Inc.	900	05/17/24	USD	135.00	USD	10,166	18,900
NVIDIA Corp.	900	05/17/24	USD	950.00	USD	77,762	1,008,000
NVIDIA Corp.	357	05/17/24	USD	850.00	USD	30,846	1,599,360
Oracle Corp.	1,370	05/17/24	USD	135.00	USD	15,584	2,740
Paramount Global, Class B	730	05/17/24	USD	16.00	USD	831	4,745
Paramount Global, Class B	913	05/17/24	USD	14.00	USD	1,040	16,891
Sabre Corp.	1,278	05/17/24	USD	3.50	USD	367	12,141
Salesforce, Inc.	734	05/17/24	USD	330.00	USD	19,740	11,010
Shell PLC	992	05/17/24	GBP	30.00	GBP	28,401	204,526
SPDR S&P 500 ETF Trust	2,775	05/17/24	USD	515.00	USD	139,299	493,950
Walt Disney Co.	9,730	05/17/24	USD	130.00	USD	108,100	277,305
Wynn Resorts Ltd.	1,515	05/17/24	USD	110.00	USD	13,885	9,848
SPX Volatility Index	729	05/22/24	USD	20.00	USD	1,141	32,805
SPX Volatility Index	1,825	05/22/24	USD	25.00	USD	2,856	46,538
Nikkei 225 Index	246	06/14/24	JPY	41,500.00	JPY	9,447,792	226,167
AbbVie, Inc.	1,339	06/21/24	USD	175.00	USD	21,777	112,476
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Advanced Micro Devices, Inc.	1,339	06/21/24	USD	175.00	USD	21,207	$ 793,357
Alphabet, Inc., Class C	1,779	06/21/24	USD	165.00	USD	29,289	1,223,062
Amazon.com, Inc.	1,137	06/21/24	USD	185.00	USD	19,898	770,317
Apple, Inc.	1,339	06/21/24	USD	180.00	USD	22,807	455,260
BMW AG	3,341	06/21/24	EUR	115.00	EUR	34,108	74,876
BMW AG	728	06/21/24	EUR	110.00	EUR	7,432	40,400
Boston Scientific Corp.	2,663	06/21/24	USD	72.50	USD	19,139	505,970
Broadcom, Inc.	176	06/21/24	USD	1,380.00	USD	22,885	851,840
Citigroup, Inc.	2,524	06/21/24	USD	65.00	USD	15,480	225,898
Crowdstrike Holdings, Inc., Class A	421	06/21/24	USD	360.00	USD	12,316	219,973
Deckers Outdoor Corp.	120	06/21/24	USD	900.00	USD	9,822	300,600
Discover Financial Services	941	06/21/24	USD	135.00	USD	11,925	164,675
Edwards Lifesciences Corp.	1,357	06/21/24	USD	100.00	USD	11,490	23,748
Eli Lilly & Co.	275	06/21/24	USD	770.00	USD	21,480	1,133,687
Exxon Mobil Corp.	2,334	06/21/24	USD	125.00	USD	27,604	283,581
Freeport-McMoRan, Inc.	3,262	06/21/24	USD	50.00	USD	16,290	910,098
JPMorgan Chase & Co.	6,059	06/21/24	USD	210.00	USD	116,175	460,484
Lam Research Corp.	171	06/21/24	USD	1,060.00	USD	15,294	96,615
Meta Platforms, Inc., Class A	645	06/21/24	USD	500.00	USD	27,746	238,650
Meta Platforms, Inc., Class A	539	06/21/24	USD	520.00	USD	23,186	118,580
Microsoft Corp.	892	06/21/24	USD	440.00	USD	34,728	132,016
Novo Nordisk A/S, ADR	1,848	06/21/24	USD	130.00	USD	23,712	1,141,140
NRG Energy Inc.	1,285	06/21/24	USD	75.00	USD	9,338	449,750
Paramount Global, Class B	912	06/21/24	USD	15.00	USD	1,039	33,288
Shell PLC	531	06/21/24	GBP	30.00	GBP	15,203	247,158
Trane Technologies PLC	434	06/21/24	USD	330.00	USD	13,773	301,630
UnitedHealth Group, Inc.	357	06/21/24	USD	500.00	USD	17,268	290,063
Valero Energy Corp.	1,001	06/21/24	USD	200.00	USD	16,003	41,542
Valero Energy Corp.	589	06/21/24	USD	170.00	USD	9,416	213,513
Visa, Inc., Class A	836	06/21/24	USD	285.00	USD	22,456	134,596
Vista Energy Corp.	970	06/21/24	USD	70.00	USD	7,356	960,300
Walmart, Inc.	2,699	06/21/24	USD	65.00	USD	16,019	70,174
Wynn Resorts Ltd.	1,108	06/21/24	USD	105.00	USD	10,155	81,438
Adobe, Inc.	537	07/19/24	USD	530.00	USD	24,854	492,697
Meta Platforms, Inc., Class A	320	07/19/24	USD	470.00	USD	13,765	410,400
Sabre Corp.	1,617	07/19/24	USD	4.50	USD	464	12,936
Sabre Corp.	1,282	07/19/24	USD	3.50	USD	368	29,486
Uber Technologies, Inc.	6,585	07/19/24	USD	70.00	USD	43,639	2,584,612
Valero Energy Corp.	399	07/19/24	USD	185.00	USD	6,379	78,803
Apple, Inc.	4,601	08/16/24	USD	220.00	USD	78,369	184,040
Apple, Inc.	1,790	08/16/24	USD	190.00	USD	30,489	554,900
							30,106,503
Put
10-Year U.S. Treasury Note Future	136	05/03/24	USD	106.50	USD	14,616	12,750
Microsoft Corp.	906	05/03/24	USD	390.00	USD	35,273	437,145
3-Month SOFR Future	9,622	05/10/24	USD	94.75	USD	2,277,768	1,623,712
Abbott Laboratories	1,634	05/17/24	USD	105.00	USD	17,315	195,263
Austria Mikro Systeme AG	237	05/17/24	CHF	1.00	CHF	26	2,449
DAX Index	1,910	05/17/24	EUR	17,300.00	EUR	171,252	374,547
iShares iBoxx $ High Yield Corporate Bond ETF	1,829	05/17/24	USD	75.00	USD	13,953	23,777
iShares Russell 2000 ETF	866	05/17/24	USD	165.00	USD	16,965	4,330
iShares Russell 2000 ETF	577	05/17/24	USD	180.00	USD	11,303	16,733
SPDR S&P 500 ETF Trust	2,775	05/17/24	USD	485.00	USD	139,299	413,475
SPDR S&P 500 ETF Trust	1,094	05/17/24	USD	504.00	USD	54,917	734,621
Tesla, Inc.	1,143	05/17/24	USD	150.00	USD	20,949	53,150
BNP Paribas SA	1,797	06/21/24	EUR	64.00	EUR	12,117	444,920
iShares iBoxx $ High Yield Corporate Bond ETF	8,183	06/21/24	USD	76.00	USD	62,428	580,993
JPMorgan Chase & Co.	2,193	06/21/24	USD	175.00	USD	42,049	230,265
Tesla, Inc.	3,191	06/21/24	USD	140.00	USD	58,485	386,111
Tesla, Inc.	5,618	06/21/24	USD	155.00	USD	102,967	1,676,973

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
iShares iBoxx $ High Yield Corporate Bond ETF	866	07/19/24	USD	73.00	USD	6,607	$ 74,043
Merck & Co., Inc.	2,174	10/18/24	USD	120.00	USD	28,092	620,677
							7,905,934
							$ 38,012,437
OTC Barrier Options Purchased
Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
EUR Currency	One Touch	Deutsche Bank AG	—	05/24/24	USD	1.05	USD	1.05	EUR	3,183	$ 257,184
USD Currency	One Touch	Bank of America N.A.	—	06/18/24	MXN	16.00	MXN	16.00	USD	1,411	14,712
USD Currency	Down-and-out	UBS AG	—	09/27/24	TRY	38.50	TRY	36.00	USD	6,949	84,813
											$ 356,709
OTC Currency Options Purchased
Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	HSBC Bank PLC	08/21/24	CNH	8.50	USD	484,700	$ 19,388
Put
EUR Currency	BNP Paribas SA	05/02/24	USD	1.08	EUR	94,847	970,096
USD Currency	Barclays Bank PLC	05/15/24	BRL	5.15	USD	23,160	102,182
EUR Currency	Barclays Bank PLC	05/30/24	USD	1.07	EUR	79,472	854,312
EUR Currency	Citibank N.A.	06/14/24	USD	1.06	EUR	112,888	573,218
USD Currency	Citibank N.A.	06/17/24	MXN	16.75	USD	23,518	88,453
USD Currency	Goldman Sachs International	12/06/24	TRY	42.50	USD	4,761	374,814
							2,963,075
							$ 2,982,463
OTC Dual Binary Options Purchased
Description(a)	Counterparty	Units	Expiration Date	Notional Amount (000)		Value
Call
Dual Binary Option payout at expiry if USD JPY ˃= 154.25 and JPY 10-year swap ˃= 1.27%	Bank of America N.A.	2,661,250	05/08/24	USD	410,498	$ 2,366,945
						$ 2,366,945

(a)	Option only pays if both terms are met on the expiration date.
OTC Credit Default Swaptions Purchased
	Paid by the Fund	Received by the Fund
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating	Exercise Price	Notional Amount (000)(a)		Value
Put
Bought Protection on 5-Year Credit Default Swap, 06/20/29	5.00%	ITRAXX.XO.41.V1	Quarterly	JPMorgan Chase Bank N.A.	05/15/24	—	EUR 350.00	EUR	16,420	$ 19,980
Bought Protection on 5-Year Credit Default Swap, 06/20/29	5.00%	ITRAXX.XO.41.V1	Quarterly	Morgan Stanley & Co. International PLC	05/15/24	—	EUR 400.00	EUR	14,615	5,097
Bought Protection on 5-Year Credit Default Swap, 06/20/29	5.00%	ITRAXX.XO.41.V1	Quarterly	Morgan Stanley & Co. International PLC	05/15/24	—	EUR 400.00	EUR	16,450	5,737
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

OTC Credit Default Swaptions Purchased (continued)
	Paid by the Fund	Received by the Fund
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating	Exercise Price	Notional Amount (000)(a)		Value

Bought Protection on 5-Year Credit Default Swap, 06/20/29	5.00%	ITRAXX.XO.41.V1	Quarterly	Morgan Stanley & Co. International PLC	05/15/24	—	EUR 400.00	EUR	20,135	$ 7,022
Bought Protection on 5-Year Credit Default Swap, 12/20/28	5.00%	CDX.NA.HY.41.V2	Quarterly	Goldman Sachs International	05/15/24	—	USD 104.50	USD	14,645	10,395
Bought Protection on 5-Year Credit Default Swap, 06/20/29	5.00%	CDX.NA.HY.42.V1	Quarterly	JPMorgan Chase Bank N.A.	05/15/24	—	USD 105.00	USD	15,890	33,616
Bought Protection on 5-Year Credit Default Swap, 06/20/29	5.00%	CDX.NA.HY.42.V1	Quarterly	Bank of America N.A.	05/15/24	—	USD 104.00	USD	13,680	11,121
Bought Protection on 5-Year Credit Default Swap, 06/20/29	5.00%	CDX.NA.HY.42.V1	Quarterly	Goldman Sachs International	05/15/24	—	USD 104.00	USD	12,775	10,385
Bought Protection on 5-Year Credit Default Swap, 12/20/28	1.00%	ITRAXX.EUR.40.V1	Quarterly	Morgan Stanley & Co. International PLC	06/19/24	—	EUR 67.50	EUR	54,807	24,411
Bought Protection on 5-Year Credit Default Swap, 12/20/28	5.00%	ITRAXX.XO.40.V1	Quarterly	Morgan Stanley & Co. International PLC	06/19/24	—	EUR 400.00	EUR	18,269	45,045
										$ 172,809

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Interest Rate Swaptions Purchased
	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap, 05/30/34	1-Day SOFR, 5.34%	Annual	3.67%	Annual	Citibank N.A.	05/28/24	3.67%	USD	120,659	$ 20,933
1-Year Interest Rate Swap, 05/30/25	1-Day SOFR, 5.34%	Semi-Annual	3.65%	Semi-Annual	Goldman Sachs International	05/28/24	3.65	USD	282,111	41,149
2-Year Interest Rate Swap, 05/30/26	6-mo. EURIBOR, 3.80%	Semi-Annual	2.85%	Annual	JPMorgan Chase Bank N.A.	05/28/24	2.85	EUR	226,792	11,279
1-Year Interest Rate Swap, 05/30/25	1-Day SOFR, 5.34%	Semi-Annual	3.60%	Semi-Annual	Goldman Sachs International	05/29/24	3.60	USD	282,111	36,342
2-Year Interest Rate Swap, 06/05/26	6-mo. EURIBOR, 3.80%	Semi-Annual	2.85%	Annual	Goldman Sachs International	06/03/24	2.85	EUR	227,562	21,961
2-Year Interest Rate Swap, 07/20/26	1-Day SOFR, 5.34%	Annual	4.35%	Annual	Citibank N.A.	07/18/24	4.35	USD	102,378	127,869
10-Year Interest Rate Swap, 10/25/34	1-Day SOFR, 5.34%	Annual	3.75%	Annual	Citibank N.A.	10/23/24	3.75	USD	177,051	1,479,546
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.34%	Annual	4.00%	Annual	JPMorgan Chase Bank N.A.	10/24/24	4.00	USD	370,972	801,645
10-Year Interest Rate Swap, 01/25/35	1-Day SOFR, 5.34%	Annual	3.00%	Annual	Goldman Sachs International	01/23/25	3.00	USD	236,849	819,207
										3,359,931
Put
2-Year Interest Rate Swap, 11/20/26	1.00%	Annual	Tokyo Overnight Average Rate, 0.08%	Annual	Deutsche Bank AG	11/18/24	1.00	JPY	47,496,673	1,301
										$ 3,361,232

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	2,553	05/03/24	USD	518.00	USD	128,155	$ (28,083)
InvesCo QQQ Trust, Series 1	9,148	05/10/24	USD	448.00	USD	388,415	(141,794)
Caterpillar, Inc.	1,178	05/17/24	USD	410.00	USD	39,412	(5,890)
Dexcom, Inc.	916	05/17/24	USD	135.00	USD	11,669	(112,210)
Freeport-McMoRan, Inc.	3,607	05/17/24	USD	55.00	USD	18,013	(90,175)
iShares iBoxx $ High Yield Corporate Bond ETF	8,529	05/17/24	USD	79.00	USD	65,068	(17,058)
Paramount Global, Class B	913	05/17/24	USD	18.00	USD	1,040	(6,848)
Wynn Resorts Ltd.	3,030	05/17/24	USD	115.00	USD	27,770	(6,060)
SPX Volatility Index	729	05/22/24	USD	35.00	USD	1,141	(8,019)
SPX Volatility Index	1,825	05/22/24	USD	45.00	USD	2,856	(10,950)
Nikkei 225 Index	246	06/14/24	JPY	44,000.00	JPY	9,447,792	(34,315)
Advanced Micro Devices, Inc.	1,339	06/21/24	USD	200.00	USD	21,207	(287,885)
Alphabet, Inc., Class C	1,779	06/21/24	USD	180.00	USD	29,289	(321,999)
Amazon.com, Inc.	1,137	06/21/24	USD	205.00	USD	19,898	(189,310)
BNP Paribas SA	1,797	06/21/24	EUR	72.00	EUR	12,117	(53,697)
Eli Lilly & Co.	275	06/21/24	USD	850.00	USD	21,480	(283,250)
JPMorgan Chase & Co.	6,059	06/21/24	USD	230.00	USD	116,175	(42,413)
Meta Platforms, Inc., Class A	539	06/21/24	USD	580.00	USD	23,186	(33,688)
Microsoft Corp.	892	06/21/24	USD	480.00	USD	34,728	(21,408)
NVIDIA Corp.	711	06/21/24	USD	1,050.00	USD	61,432	(1,525,095)
Paramount Global, Class B	912	06/21/24	USD	19.00	USD	1,039	(8,208)
UnitedHealth Group, Inc.	357	06/21/24	USD	550.00	USD	17,268	(34,272)
Alphabet, Inc., Class C	885	07/19/24	USD	185.00	USD	14,571	(176,558)
Microsoft Corp.	885	07/19/24	USD	440.00	USD	34,456	(263,287)
Uber Technologies, Inc.	6,585	07/19/24	USD	82.50	USD	43,639	(658,500)
Wells Fargo & Co.	3,202	07/19/24	USD	65.00	USD	18,994	(275,372)
							(4,636,344)
Put
10-Year U.S. Treasury Note Future	136	05/03/24	USD	104.00	USD	14,616	(136)
Microsoft Corp.	906	05/03/24	USD	370.00	USD	35,273	(35,334)
Adobe, Inc.	181	05/17/24	USD	520.00	USD	8,377	(1,035,320)
Adobe, Inc.	271	05/17/24	USD	450.00	USD	12,543	(151,083)
Advanced Micro Devices, Inc.	852	05/17/24	USD	170.00	USD	13,494	(1,295,040)
Bank of America Corp.	5,884	05/17/24	USD	34.00	USD	21,777	(44,130)
Caterpillar, Inc.	1,178	05/17/24	USD	310.00	USD	39,412	(128,991)
Costco Wholesale Corp.	253	05/17/24	USD	725.00	USD	18,289	(319,412)
D.R. Horton, Inc.	1,160	05/17/24	USD	135.00	USD	16,529	(147,900)
D.R. Horton, Inc.	666	05/17/24	USD	125.00	USD	9,490	(16,650)
Daimler AG	1,664	05/17/24	EUR	65.00	EUR	11,794	(95,894)
Danaher Corp.	1,089	05/17/24	USD	230.00	USD	26,857	(51,728)
DAX Index	1,910	05/17/24	EUR	16,300.00	EUR	171,252	(123,320)
Edwards Lifesciences Corp.	683	05/17/24	USD	80.00	USD	5,783	(25,613)
Eli Lilly & Co.	126	05/17/24	USD	720.00	USD	9,842	(27,846)
iShares Russell 2000 ETF	577	05/17/24	USD	160.00	USD	11,303	(2,020)
Oracle Corp.	822	05/17/24	USD	115.00	USD	9,350	(240,846)
Walt Disney Co.	4,865	05/17/24	USD	110.00	USD	54,050	(1,629,775)
Nikkei 225 Index	246	06/14/24	JPY	37,000.00	JPY	9,447,792	(772,089)
Advanced Micro Devices, Inc.	1,339	06/21/24	USD	125.00	USD	21,207	(154,655)
Apple, Inc.	1,339	06/21/24	USD	150.00	USD	22,807	(152,646)
BMW AG	3,341	06/21/24	EUR	100.00	EUR	34,108	(1,633,007)
BMW AG	728	06/21/24	EUR	95.00	EUR	7,432	(173,254)
BNP Paribas SA	1,797	06/21/24	EUR	58.00	EUR	12,117	(103,559)
Broadcom, Inc.	176	06/21/24	USD	1,160.00	USD	22,885	(367,840)
Broadcom, Inc.	223	06/21/24	USD	1,100.00	USD	28,996	(267,600)
Citigroup, Inc.	2,524	06/21/24	USD	55.00	USD	15,480	(107,270)
Crowdstrike Holdings, Inc., Class A	421	06/21/24	USD	290.00	USD	12,316	(868,312)
Deckers Outdoor Corp.	120	06/21/24	USD	700.00	USD	9,822	(120,000)
Discover Financial Services	941	06/21/24	USD	120.00	USD	11,925	(209,372)
Edwards Lifesciences Corp.	1,357	06/21/24	USD	80.00	USD	11,490	(159,448)
Eli Lilly & Co.	275	06/21/24	USD	650.00	USD	21,480	(53,763)
Exxon Mobil Corp.	2,334	06/21/24	USD	110.00	USD	27,604	(226,398)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Freeport-McMoRan, Inc.	3,262	06/21/24	USD	44.00	USD	16,290	$ (198,982)
iShares iBoxx $ High Yield Corporate Bond ETF	4,802	06/21/24	USD	74.00	USD	36,634	(115,248)
JPMorgan Chase & Co.	2,193	06/21/24	USD	160.00	USD	42,049	(85,527)
Lam Research Corp.	171	06/21/24	USD	820.00	USD	15,294	(282,577)
Meta Platforms, Inc., Class A	539	06/21/24	USD	400.00	USD	23,186	(440,632)
Shell PLC	531	06/21/24	GBP	26.00	GBP	15,203	(117,773)
SPDR S&P 500 ETF Trust	4,161	06/21/24	USD	470.00	USD	208,874	(990,318)
Tesla, Inc.	3,191	06/21/24	USD	110.00	USD	58,485	(71,798)
Tesla, Inc.	5,618	06/21/24	USD	125.00	USD	102,967	(275,282)
Trane Technologies PLC	434	06/21/24	USD	290.00	USD	13,773	(104,160)
UnitedHealth Group, Inc.	357	06/21/24	USD	420.00	USD	17,268	(35,165)
Valero Energy Corp.	1,001	06/21/24	USD	160.00	USD	16,003	(748,247)
Valero Energy Corp.	589	06/21/24	USD	150.00	USD	9,416	(206,150)
Visa, Inc., Class A	836	06/21/24	USD	250.00	USD	22,456	(122,474)
Vista Energy Corp.	2,785	06/21/24	USD	60.00	USD	21,121	(257,612)
Walmart, Inc.	2,699	06/21/24	USD	55.00	USD	16,019	(114,708)
Wynn Resorts Ltd.	1,108	06/21/24	USD	87.50	USD	10,155	(299,714)
Adobe, Inc.	537	07/19/24	USD	390.00	USD	24,854	(288,637)
Meta Platforms, Inc., Class A	160	07/19/24	USD	390.00	USD	6,883	(142,400)
Uber Technologies, Inc.	6,585	07/19/24	USD	60.00	USD	43,639	(1,531,012)
Valero Energy Corp.	399	07/19/24	USD	150.00	USD	6,379	(203,490)
Apple, Inc.	1,790	08/16/24	USD	140.00	USD	30,489	(206,745)
Merck & Co., Inc.	2,174	10/18/24	USD	100.00	USD	28,092	(107,613)
							(17,686,515)
							$ (22,322,859)
OTC Currency Options Written
Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Barclays Bank PLC	05/30/24	USD	1.11	EUR	39,736	$ (7,591)
USD Currency	Barclays Bank PLC	07/03/24	BRL	5.15	USD	2,364	(59,967)
USD Currency	Barclays Bank PLC	07/15/24	BRL	5.35	USD	11,580	(137,756)
							(205,314)
Put
EUR Currency	BNP Paribas SA	05/02/24	USD	1.06	EUR	94,847	(2,328)
EUR Currency	Barclays Bank PLC	05/30/24	USD	1.05	EUR	79,472	(128,320)
EUR Currency	Citibank N.A.	06/14/24	USD	1.03	EUR	112,888	(71,080)
USD Currency	Citibank N.A.	06/17/24	MXN	16.25	USD	23,518	(10,372)
USD Currency	Goldman Sachs International	12/06/24	TRY	40.50	USD	7,151	(344,371)
							(556,471)
							$ (761,785)

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

OTC Credit Default Swaptions Written
	Paid by the Fund	Received by the Fund
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating(a)	Exercise Price	Notional Amount (000)(b)		Value
Put
Sold Protection on 5-Year Credit Default Swap, 06/20/29	ITRAXX.XO.41.V1	5.00%	Quarterly	JPMorgan Chase Bank N.A.	05/15/24	N/R	EUR 450.00	EUR	16,420	$ (4,331)
Sold Protection on 5-Year Credit Default Swap, 06/20/29	ITRAXX.XO.41.V1	5.00%	Quarterly	Morgan Stanley & Co. International PLC	05/15/24	N/R	EUR 500.00	EUR	16,450	(3,576)
Sold Protection on 5-Year Credit Default Swap, 06/20/29	ITRAXX.XO.41.V1	5.00%	Quarterly	Morgan Stanley & Co. International PLC	05/15/24	N/R	EUR 500.00	EUR	20,135	(4,377)
Sold Protection on 5-Year Credit Default Swap, 06/20/29	CDX.NA.HY.42.V1	5.00%	Quarterly	Bank of America N.A.	05/15/24	N/R	USD 100.00	USD	13,680	(3,743)
Sold Protection on 5-Year Credit Default Swap, 06/20/29	CDX.NA.HY.42.V1	5.00%	Quarterly	Goldman Sachs International	05/15/24	N/R	USD 100.00	USD	12,775	(3,496)
										$ (19,523)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Interest Rate Swaptions Written
	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
1-Year Interest Rate Swap, 05/30/25	3.40%	Semi-Annual	1-Day SOFR, 5.34%	Semi-Annual	Goldman Sachs International	05/28/24	3.40%	USD	282,110	$ (13,643)
2-Year Interest Rate Swap, 05/30/26	2.30%	Annual	6-mo. EURIBOR, 3.80%	Semi-Annual	JPMorgan Chase Bank N.A.	05/28/24	2.30	EUR	226,792	(206)
1-Year Interest Rate Swap, 05/30/25	3.25%	Semi-Annual	1-Day SOFR, 5.34%	Semi-Annual	Goldman Sachs International	05/29/24	3.25	USD	282,110	(8,054)
2-Year Interest Rate Swap, 06/05/26	2.30%	Annual	6-mo. EURIBOR, 3.80%	Semi-Annual	Goldman Sachs International	06/03/24	2.30	EUR	227,562	(746)
2-Year Interest Rate Swap, 07/20/26	3.85%	Annual	1-Day SOFR, 5.34%	Annual	Citibank N.A.	07/18/24	3.85	USD	102,378	(38,421)
10-Year Interest Rate Swap, 10/25/34	3.15%	Annual	1-Day SOFR, 5.34%	Annual	Citibank N.A.	10/23/24	3.15	USD	177,051	(365,268)
2-Year Interest Rate Swap, 10/26/26	3.30%	Annual	1-Day SOFR, 5.34%	Annual	JPMorgan Chase Bank N.A.	10/24/24	3.30	USD	370,972	(280,885)
10-Year Interest Rate Swap, 01/25/35	2.25%	Annual	1-Day SOFR, 5.34%	Annual	Goldman Sachs International	01/23/25	2.25	USD	236,849	(207,774)
										(914,997)
Put
5-Year Interest Rate Swap, 05/04/29	1-Day SOFR, 5.34%	Annual	4.00%	Annual	Citibank N.A.	05/02/24	4.00	USD	235,522	(5,128,588)
2-Year Interest Rate Swap, 05/08/26	1-Day SOFR, 5.34%	Annual	4.50%	Annual	Goldman Sachs International	05/06/24	4.50	USD	238,166	(2,091,019)
2-Year Interest Rate Swap, 05/24/26	1-Day SOFR, 5.34%	Annual	4.75%	Annual	Goldman Sachs International	05/22/24	4.75	USD	480,127	(2,142,167)
1-Year Interest Rate Swap, 05/30/25	1-Day SOFR, 5.34%	Semi-Annual	4.15%	Semi-Annual	Goldman Sachs International	05/28/24	4.15	USD	282,110	(1,651,312)
2-Year Interest Rate Swap, 05/30/26	6-mo. EURIBOR, 3.80%	Semi-Annual	3.50%	Annual	JPMorgan Chase Bank N.A.	05/28/24	3.50	EUR	226,792	(117,972)
1-Year Interest Rate Swap, 05/30/25	1-Day SOFR, 5.34%	Semi-Annual	4.10%	Semi-Annual	Goldman Sachs International	05/29/24	4.10	USD	282,111	(1,858,976)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Written (continued)
	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put (continued)
2-Year Interest Rate Swap, 06/05/26	6-mo. EURIBOR, 3.80%	Semi-Annual	3.50%	Annual	Goldman Sachs International	06/03/24	3.50%	EUR	227,562	$ (140,404)
5-Year Interest Rate Swap, 06/09/29	6-mo. EURIBOR, 3.80%	Semi-Annual	2.87%	Annual	Goldman Sachs International	06/07/24	2.87	EUR	119,586	(818,342)
5-Year Interest Rate Swap, 07/03/29	1-Day SOFR, 5.34%	Annual	4.35%	Annual	Morgan Stanley & Co. International PLC	07/01/24	4.35	USD	187,023	(2,036,955)
2-Year Interest Rate Swap, 07/04/26	1-Day SOFR, 5.34%	Annual	4.70%	Annual	Citibank N.A.	07/02/24	4.70	USD	191,561	(1,077,951)
5-Year Interest Rate Swap, 07/04/29	1-Day SOFR, 5.34%	Annual	4.40%	Annual	Citibank N.A.	07/02/24	4.40	USD	93,365	(902,359)
2-Year Interest Rate Swap, 07/20/26	1-Day SOFR, 5.34%	Annual	4.37%	Annual	Deutsche Bank AG	07/18/24	4.37	USD	462,966	(4,778,287)
2-Year Interest Rate Swap, 07/20/26	1-Day SOFR, 5.34%	Annual	5.00%	Annual	Citibank N.A.	07/18/24	5.00	USD	204,756	(551,935)
5-Year Interest Rate Swap, 07/20/29	1-Day SOFR, 5.34%	Annual	4.17%	Annual	Citibank N.A.	07/18/24	4.17	USD	165,039	(2,729,646)
2-Year Interest Rate Swap, 11/20/26	Tokyo Overnight Average Rate, 0.08%	Annual	1.50%	Annual	Deutsche Bank AG	11/18/24	1.50	JPY	47,496,673	(343)
2-Year Interest Rate Swap, 11/23/26	1-Day SOFR, 5.34%	Annual	5.00%	Annual	JPMorgan Chase Bank N.A.	11/21/24	5.00	USD	475,073	(1,834,314)
2-Year Interest Rate Swap, 04/27/27	1-Day SOFR, 5.34%	Annual	5.50%	Annual	Goldman Sachs International	04/25/25	5.50	USD	452,711	(1,198,497)
										(29,059,067)
										$ (29,974,064)
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
AVIS Budget Group Inc.	5.00%	Quarterly	12/20/26	USD	12,271	$ (884,400)	$ (944,152)	$ 59,752
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	USD	5,479	(118,866)	(5,757)	(113,109)
iTraxx.EUR.40.V1	1.00	Quarterly	12/20/28	EUR	1,886	(43,877)	(37,317)	(6,560)
iTraxx.XO.40.V1	5.00	Quarterly	12/20/28	EUR	45,489	(3,575,524)	(3,471,256)	(104,268)
CDX.NA.HY.42.V1	5.00	Quarterly	06/20/29	USD	7,700	(497,350)	(512,054)	14,704
						$ (5,120,017)	$ (4,970,536)	$ (149,481)
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V3	5.00%	Quarterly	12/20/27	B-	USD	21,837	$ 1,465,496	$ (55,985)	$ 1,521,481
iTraxx.XO.38.V2	5.00	Quarterly	12/20/27	CCC-	EUR	40,361	3,905,889	(1,008,768)	4,914,657
CDX.NA.HY.41.V2	5.00	Quarterly	12/20/28	B	USD	31,965	2,149,246	1,131,604	1,017,642
							$ 7,520,631	$ 66,851	$ 7,453,780

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Centrally Cleared Inflation Swaps
Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat Eurozone HICP Ex Tobacco Unrevised	At Termination	2.69%	At Termination	08/15/32	EUR	14,565	$ 24,830	$ 303	$ 24,527
Centrally Cleared Interest Rate Swaps
Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.00%	Annual	6-mo. EURIBOR, 3.80%	Semi-Annual	N/A	05/04/24	EUR	706,928	$ 8,136,003	$ 71	$ 8,135,932
6-mo. EURIBOR, 3.80%	Semi-Annual	1.75%	Annual	N/A	05/04/24	EUR	1,413,856	(4,708,006)	142	(4,708,148)
1-Day SONIA, 5.20%	At Termination	4.26%	At Termination	N/A	09/06/24	GBP	260,709	(3,362,068)	242	(3,362,310)
1-Day SOFR, 5.34%	At Termination	5.45%	At Termination	N/A	10/02/24	USD	2,991,343	(79,965)	54,467	(134,432)
28-Day MXIBTIIE, 11.24%	Monthly	9.79%	Monthly	N/A	02/04/25	MXN	1,437,091	(785,081)	114	(785,195)
28-Day MXIBTIIE, 11.24%	Monthly	9.80%	Monthly	N/A	02/04/25	MXN	1,437,091	(775,704)	114	(775,818)
3-mo. WIBOR, 5.86%	Quarterly	5.68%	Annual	N/A	03/20/25	PLN	272,264	(159,903)	166	(160,069)
28-Day MXIBTIIE, 11.24%	Monthly	10.96%	Monthly	N/A	04/25/25	MXN	621,752	825	46	779
28-Day MXIBTIIE, 11.24%	Monthly	10.84%	Monthly	N/A	09/25/25	MXN	656,477	31,371	117	31,254
0.28%	Annual	Tokyo Overnight Average Rate, 0.08%	Annual	N/A	03/09/26	JPY	26,882,219	161,143	794	160,349
8.02%	Quarterly	3-mo. JIBAR, 8.35%	Quarterly	03/26/25 (a)	03/26/26	ZAR	793,206	158,318	115	158,203
1-Day SOFR, 5.34%	Annual	4.93%	Annual	N/A	04/26/26	USD	1,080,090	(851,179)	204,256	(1,055,435)
28-Day MXIBTIIE, 11.24%	Monthly	6.48%	Monthly	N/A	08/12/26	MXN	580,343	(2,730,859)	154	(2,731,013)
28-Day MXIBTIIE, 11.24%	Monthly	6.47%	Monthly	N/A	08/13/26	MXN	796,887	(3,758,525)	211	(3,758,736)
28-Day MXIBTIIE, 11.24%	Monthly	6.42%	Monthly	N/A	08/14/26	MXN	649,632	(3,100,516)	170	(3,100,686)
28-Day MXIBTIIE, 11.24%	Monthly	6.42%	Monthly	N/A	08/17/26	MXN	585,216	(2,782,295)	149	(2,782,444)
3-mo. KRW CDC, 3.57%	Quarterly	3.38%	Quarterly	N/A	09/20/26	KRW	33,566,110	(108,825)	254	(109,079)
1-Day MIBOR, 6.75%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/27	INR	11,020,055	(1,078,234)	872	(1,079,106)
1-Day SOFR, 5.34%	Annual	4.73%	Annual	N/A	04/26/27	USD	1,289,442	(499,524)	704,369	(1,203,893)
3-mo. KRW CDC, 3.57%	Quarterly	3.52%	Quarterly	06/19/24 (a)	06/19/27	KRW	32,965,831	(11,541)	157	(11,698)
1-Day SOFR, 5.34%	Annual	4.20%	Annual	10/23/25 (a)	10/23/27	USD	95,676	(130,360)	435	(130,795)
3.45%	Annual	1-Day SOFR, 5.34%	Annual	N/A	01/26/28	USD	228,623	3,053,199	989	3,052,210
1-Day SOFR, 5.34%	Annual	4.00%	Annual	N/A	01/26/28	USD	228,623	(858,197)	989	(859,186)
3.27%	Annual	1-Day SOFR, 5.34%	Annual	02/05/26 (a)	02/05/28	USD	230,190	3,762,495	996	3,761,499
1-Day SONIA, 5.20%	At Termination	3.18%	At Termination	02/10/27 (a)	02/10/28	GBP	849,941	(6,103,699)	4,686	(6,108,385)
1-Day SONIA, 5.20%	Annual	4.86%	Annual	N/A	06/20/28	GBP	62,860	1,209,968	(137)	1,210,105
28-Day MXIBTIIE, 11.24%	Monthly	9.13%	Monthly	N/A	08/15/28	MXN	991,705	(1,389,233)	474	(1,389,707)
1-Day SONIA, 5.20%	Annual	4.12%	Annual	N/A	11/17/28	GBP	57,730	(886,316)	2,559	(888,875)
1-Day SONIA, 5.20%	Annual	4.12%	Annual	N/A	11/21/28	GBP	57,649	(870,157)	2,583	(872,740)
6-mo. EURIBOR, 3.80%	Semi-Annual	3.00%	Annual	N/A	03/05/29	EUR	148,633	(135,683)	1,533	(137,216)
1-Day MIBOR, 6.75%	Semi-Annual	6.26%	Semi-Annual	N/A	03/20/29	INR	3,150,422	(549,360)	424	(549,784)
1-Day MIBOR, 6.75%	Semi-Annual	6.30%	Semi-Annual	N/A	03/20/29	INR	3,850,516	(597,921)	519	(598,440)
1-Day SOFR, 5.34%	Annual	4.50%	Annual	N/A	04/26/29	USD	1,720,423	1,114,120	1,942,425	(828,305)
6-mo. EURIBOR, 3.80%	Semi-Annual	2.90%	Annual	N/A	04/30/29	EUR	165,249	(599,450)	1,732	(601,182)
0.02%	Annual	6-mo. EURIBOR, 3.80%	Semi-Annual	N/A	08/26/31	EUR	103,788	21,459,936	1,803	21,458,133
1-Day ESTR, 1,309.25%	Annual	2.34%	Annual	01/19/28 (a)	01/19/33	EUR	74,318	(700,825)	1,041	(701,866)
3-mo. JIBAR, 8.35%	Quarterly	9.90%	Quarterly	N/A	09/20/33	ZAR	276,671	(42,520)	260	(42,780)
3-mo. JIBAR, 8.35%	Quarterly	9.90%	Quarterly	N/A	09/20/33	ZAR	138,336	(20,792)	129	(20,921)
3-mo. JIBAR, 8.35%	Quarterly	9.92%	Quarterly	N/A	09/20/33	ZAR	138,336	(10,739)	130	(10,869)
1-Day MIBOR, 6.75%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/34	INR	2,026,903	(532,378)	421	(532,799)
1-Day MIBOR, 6.75%	Semi-Annual	6.35%	Semi-Annual	N/A	03/20/34	INR	2,026,903	(514,891)	421	(515,312)
1-Day SOFR, 5.34%	Annual	4.35%	Annual	N/A	04/26/34	USD	1,281,638	3,683,235	2,391,674	1,291,561
3.46%	Annual	1-Day SOFR, 5.34%	Annual	12/15/26 (a)	12/15/36	USD	46,302	2,227,931	767	2,227,164
4.25%	Annual	1-Day SOFR, 5.34%	Annual	N/A	09/29/43	USD	16,230	126,302	10,884	115,418
4.03%	Annual	1-Day SOFR, 5.34%	Annual	N/A	09/29/53	USD	457,547	5,016,171	143,410	4,872,761
3.65%	Annual	1-Day SOFR, 5.34%	Annual	N/A	11/03/53	USD	50,072	3,719,861	1,595	3,718,266
Tokyo Overnight Average Rate, 0.08%	Annual	1.45%	Annual	N/A	03/06/54	JPY	2,733,675	(825,889)	649	(826,538)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)
Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
Tokyo Overnight Average Rate, 0.08%	Annual	1.45%	Annual	N/A	03/11/54	JPY	2,733,675	$ (821,842)	$ 653	$ (822,495)
1-Day SOFR, 5.34%	Annual	4.07%	Annual	N/A	04/26/54	USD	49,926	362,943	216,740	146,203
								$ 13,841,344	$ 5,697,764	$ 8,143,580

(a)	Forward swap.
OTC Credit Default Swaps — Buy Protection
Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pitney Bowes, Inc.	1.00%	Quarterly	Barclays Bank PLC	06/20/24	USD	410	$ 103	$ 3,841	$ (3,738)
Staples Inc.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	790	(5,964)	6,458	(12,422)
American Airlines Group Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	880	(28,262)	(6,568)	(21,694)
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	06/20/25	USD	1,210	8,320	122,840	(114,520)
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs & Co. LLC	06/20/25	USD	800	5,501	97,016	(91,515)
Community Health Systems Inc.	5.00	Quarterly	Goldman Sachs & Co. LLC	06/20/26	USD	320	20,731	24,558	(3,827)
Community Health Systems Inc.	5.00	Quarterly	Goldman Sachs & Co. LLC	06/20/26	USD	475	30,772	47,213	(16,441)
General Electric Co.	1.00	Quarterly	Goldman Sachs & Co. LLC	06/20/27	USD	3,320	(79,532)	43,820	(123,352)
Borgwarner Inc.	1.00	Quarterly	BNP Paribas SA	12/20/27	USD	1,330	(22,271)	13,750	(36,021)
Pitney Bowes, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	480	71,705	92,895	(21,190)
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	270	40,334	54,928	(14,594)
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	400	59,754	83,815	(24,061)
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs & Co. LLC	12/20/27	USD	490	73,199	94,879	(21,680)
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs & Co. LLC	12/20/27	USD	675	100,835	134,141	(33,306)
Xerox Corp.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	470	23,086	40,825	(17,739)
Xerox Corp.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	USD	790	38,805	68,802	(29,997)
Paramount Global, Class B	1.00	Quarterly	Barclays Bank PLC	06/20/28	USD	425	6,702	15,155	(8,453)
Paramount Global, Class B	1.00	Quarterly	Barclays Bank PLC	06/20/28	USD	395	6,232	14,094	(7,862)
Paramount Global, Class B	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	USD	1,955	30,842	73,141	(42,299)
Simon Property Group., LP	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	USD	4,065	(72,161)	78,778	(150,939)
UBS Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	7,200	(154,563)	208,996	(363,559)
Boeing, Co.	1.00	Quarterly	Deutsche Bank AG	12/20/28	USD	8,100	42,639	(36,937)	79,576
Paramount Global Class B	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	325	9,026	21,765	(12,739)
Paramount Global Class B	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	325	9,025	22,359	(13,334)
Xerox Corp.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	130	11,474	14,783	(3,309)
Xerox Corp.	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	USD	260	22,947	29,538	(6,591)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	BNP Paribas SA	06/20/29	EUR	1,188	34,315	41,224	(6,909)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	Goldman Sachs & Co. LLC	06/20/29	EUR	1,980	57,196	73,981	(16,785)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	EUR	792	22,882	26,579	(3,697)
Republic of Panama	1.00	Quarterly	Bank of America N.A.	06/20/29	USD	4,885	183,900	189,873	(5,973)
Southwest Airlines, Co.	1.00	Quarterly	Citibank N.A.	06/20/29	USD	5,680	13,942	(42,357)	56,299
							$ 561,514	$ 1,654,185	$ (1,092,671)
OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Vistra Operations Company LLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	BB	USD	2,125	$ 151,442	$ 63,129	$ 88,313
CCO Holdings LLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/29	BB-	USD	725	56,130	53,001	3,129
Virgin Media Finance PLC	5.00	Quarterly	Bank of America N.A.	06/20/29	B-	EUR	2,073	117,641	87,454	30,187

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

OTC Credit Default Swaps — Sell Protection (continued)
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Virgin Media Finance PLC	5.00%	Quarterly	Goldman Sachs & Co. LLC	06/20/29	B-	EUR	3,960	$ 224,648	$ 163,428	$ 61,220
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	B-	EUR	1,886	107,045	88,547	18,498
								$ 656,906	$ 455,559	$ 201,347

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Interest Rate Swaps
Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
10.43%	At Termination	1-Day BZDIOVER, 0.04%	At Termination	BNP Paribas SA	N/A	01/02/25	BRL	536,540	$ (59,056)	$ —	$ (59,056)
1-Day BZDIOVER, 0.04%	At Termination	13.18%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	435,468	2,316,222	—	2,316,222
1-Day BZDIOVER, 0.04%	At Termination	13.21%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	435,248	2,365,381	—	2,365,381
1-Day BZDIOVER, 0.04%	At Termination	13.25%	At Termination	Citibank N.A.	N/A	01/02/25	BRL	228,965	1,279,631	—	1,279,631
1-Day BZDIOVER, 0.04%	At Termination	9.40%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	289,615	(4,620,296)	—	(4,620,296)
1-Day BZDIOVER, 0.04%	At Termination	9.43%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	315,948	(4,967,928)	—	(4,967,928)
10.30%	At Termination	1-Day COOIS, 11.40%	At Termination	Citibank N.A.	N/A	01/29/25	COP	21,585,619	31,377	—	31,377
1-Day BZDIOVER, 0.04%	At Termination	10.14%	At Termination	Goldman Sachs & Co. LLC	N/A	01/02/26	BRL	34,319	(101,056)	—	(101,056)
1-Day BZDIOVER, 0.04%	At Termination	11.27%	At Termination	BNP Paribas SA	N/A	01/02/26	BRL	25,611	7,524	—	7,524
1-Day BZDIOVER, 0.04%	At Termination	11.60%	At Termination	Barclays Bank PLC	N/A	01/02/26	BRL	24,923	39,522	—	39,522
1-Day BZDIOVER, 0.04%	At Termination	11.80%	At Termination	Citibank N.A.	N/A	01/02/26	BRL	19,320	50,111	—	50,111
1-Day BZDIOVER, 0.04%	At Termination	11.81%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/26	BRL	20,171	53,986	—	53,986
1-Day BZDIOVER, 0.04%	At Termination	11.86%	At Termination	Barclays Bank PLC	N/A	01/02/26	BRL	33,280	97,326	—	97,326
1-Day BZDIOVER, 0.04%	At Termination	11.87%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/02/26	BRL	35,473	105,694	—	105,694
1-Day CLP Interbank Rate, 23,847.87%	At Termination	4.88%	At Termination	JPMorgan Chase Bank N.A.	04/01/25 (a)	04/01/26	CLP	26,056,929	(43,744)	—	(43,744)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaps (continued)
Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day CLP Interbank Rate, 23,847.87%	At Termination	4.95%	At Termination	Goldman Sachs & Co. LLC	04/01/25 (a)	04/01/26	CLP	25,951,453	$ (25,348)	$ —	$ (25,348)
1-Day BZDIOVER, 0.04%	At Termination	10.03%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	122,264	(889,612)	—	(889,612)
1-Day BZDIOVER, 0.04%	At Termination	10.14%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	130,062	(892,834)	—	(892,834)
1-Day BZDIOVER, 0.04%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	928	(6,249)	—	(6,249)
1-Day BZDIOVER, 0.04%	At Termination	10.16%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	173,308	(1,166,980)	—	(1,166,980)
1-Day BZDIOVER, 0.04%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	166,281	(1,116,933)	—	(1,116,933)
1-Day BZDIOVER, 0.04%	At Termination	9.77%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	84,129	(525,536)	—	(525,536)
1-Day BZDIOVER, 0.04%	At Termination	9.99%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	134,566	(992,263)	—	(992,263)
1-Day BZDIOVER, 0.04%	At Termination	10.00%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	138,239	(1,006,134)	—	(1,006,134)
4.92%	Semi-Annual	1-Day CLP Interbank Rate, 23,847.87%	Semi-Annual	JPMorgan Chase Bank N.A.	04/01/26 (a)	04/01/28	CLP	13,651,552	66,228	—	66,228
4.99%	Semi-Annual	1-Day CLP Interbank Rate, 23,847.87%	Semi-Annual	Goldman Sachs & Co. LLC	04/01/26 (a)	04/01/28	CLP	14,222,299	49,818	—	49,818
									$ (9,951,149)	$ —	$ (9,951,149)

(a)	Forward swap.
OTC Total Return Swaps
Paid by the Fund		Received by the Fund
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Fixed, 0.00%	Quarterly	Citi Equity US 1W Volatility Carry Index	Quarterly	Citibank N.A.	N/A	09/16/24	USD	40	$ 17,486	$ —	$ 17,486

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	05/31/24 – 02/24/28	$(382,400,114)	$(987,489)(c)	$(384,156,863)	2.3%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/10/25 – 02/18/25	(300,331,291)	15,920,749 (e)	(285,134,571)	1.8
					$14,933,260	$(669,291,434)

(a)
The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $769,260 of net dividends and financing fees.
(e)	Amount includes $724,029 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
	(b)	(d)
Range: Benchmarks:	0-150 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)	15-400 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)
The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates 05/31/24 — 02/24/28:
Security	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
United States
Dollar General Corp.	124	$17,260	(0.0)%
Total Reference Entity — Long		17,260
Reference Entity — Short
Common Stocks
Australia
Liontown Resources Ltd	(41,078)	(32,237)	0.0
Belgium
Solvay SA	(18,706)	(604,269)	0.1
UCB SA	(33,678)	(4,466,044)	1.2
		(5,070,313)
Brazil
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	(229,515)	(3,572,276)	0.9
Hapvida Participacoes e Investimentos S/A	(709,699)	(504,331)	0.1
Natura & Co. Holding SA	(51,113)	(163,303)	0.1
PRIO SA	(20,488)	(189,390)	0.1
		(4,429,300)
Canada
Brookfield Asset Management Ltd.	(4,306)	(164,495)	0.0
Brookfield Corp., Class A	(18,566)	(744,717)	0.2
Manulife Financial Corp.	(19,340)	(451,101)	0.1
Rogers Communications, Inc.	(140,295)	(5,255,521)	1.4
		(6,615,834)
China
Agricultural Bank of China Ltd.	(519,000)	(231,472)	0.1
Anhui Conch Cement Co., Ltd.	(312,500)	(725,020)	0.2
China Resources Power Holdings Co., Ltd.	(1,766,000)	(4,391,786)	1.1
China Vanke Co., Ltd., Class H	(22)	(13)	0.0
CSPC Pharmaceutical Group Ltd.	(2,734,000)	(2,244,974)	0.6
Security	Shares	Value	% of Basket Value
China (continued)
Lenovo Group Ltd.	(966,000)	$(1,086,518)	0.3%
Postal Savings Bank of China Co. Ltd.	(1,195,000)	(619,193)	0.2
Sinopharm Group Co. Ltd.	(144,800)	(365,672)	0.1
XPeng, Inc., Class A	(871,400)	(3,532,794)	0.9
Zijin Mining Group Co. Ltd.	(380,000)	(828,959)	0.2
		(14,026,401)
Finland
Metso Corporation	(8,277)	(93,837)	0.0
Nokia OYJ	(1,998,709)	(7,266,010)	1.9
		(7,359,847)
France
Kering SA	(850)	(297,899)	0.1
Teleperformance SE	(13,898)	(1,258,947)	0.3
Worldline SA	(176,260)	(1,828,256)	0.5
		(3,385,102)
Germany
Bayer AG	(10,294)	(300,283)	0.1
Siemens Energy AG	(472,574)	(9,703,574)	2.5
thyssenkrupp AG	(141,920)	(712,251)	0.2
Vonovia SE	(98,325)	(2,841,202)	0.7
		(13,557,310)
Italy
DiaSorin SpA	(5,130)	(518,116)	0.1
Moncler SpA	(3,395)	(231,139)	0.1
Nexi SpA	(694,191)	(4,038,912)	1.1
Telecom Italia SpA	(24,691,192)	(5,853,674)	1.5
		(10,641,841)
Japan
Ajinomoto Co., Inc.	(57,400)	(2,134,215)	0.6
Bandai Namco Holdings, Inc.	(36,200)	(676,403)	0.2
DMG Mori Co. Ltd.	(14,700)	(392,968)	0.1
Fujitsu Ltd.	(158,400)	(2,446,986)	0.6
GLP J-REIT	(91)	(74,176)	0.0
Hino Motors Ltd.	(139,000)	(405,765)	0.1
Iida Group Holdings Co. Ltd.	(17,000)	(217,020)	0.1
Kansai Electric Power Co., Inc.	(43,600)	(653,103)	0.2
Lasertec Corp.	(13,700)	(2,955,163)	0.8
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value
Japan (continued)
Marui Group Co., Ltd.	(32,600)	$(497,928)	0.1%
MatsukiyoCocokara & Co.	(144,900)	(2,054,787)	0.5
Mercari, Inc.	(500,600)	(5,788,374)	1.5
Mitsubishi Heavy Industries Ltd.	(234,500)	(2,096,691)	0.5
Mitsubishi Motors Corp.	(75,700)	(239,881)	0.1
Mitsui Fudosan Co. Ltd.	(42,000)	(427,437)	0.1
Nomura Real Estate Holdings, Inc.	(11,100)	(310,768)	0.1
OKUMA Corp.	(7,500)	(336,854)	0.1
Olympus Corp.	(60,100)	(837,176)	0.2
Park24 Co. Ltd.	(19,400)	(208,930)	0.0
Recruit Holdings Co. Ltd.	(50,600)	(2,179,208)	0.6
Ryohin Keikaku Co. Ltd.	(45,200)	(728,128)	0.2
Socionext, Inc.	(8,500)	(248,503)	0.1
SUMCO Corp.	(256,800)	(3,829,737)	1.0
Sumitomo Chemical Co. Ltd.	(3,889,700)	(8,310,191)	2.2
Suzuki Motor Corp.	(469,300)	(5,465,364)	1.4
Taisei Corp.	(33,000)	(1,208,143)	0.3
Terumo Corp.	(10,600)	(179,820)	0.0
Tokyo Ohka Kogyo Co., Ltd.	(81,100)	(2,150,631)	0.6
Tokyo Tatemono Co. Ltd.	(21,600)	(359,423)	0.1
Yamaha Corp.	(21,500)	(454,081)	0.1
		(47,867,854)
Netherlands
Adyen NV	(174)	(208,452)	0.0
ASR Nederland NV	(13,446)	(672,831)	0.2
OCI NV	(84,816)	(2,281,260)	0.6
		(3,162,543)
Norway
Aker BP ASA, Class A	(57,944)	(1,405,324)	0.4
Salmar ASA	(75,508)	(4,750,289)	1.2
Schibsted ASA	(5,317)	(152,113)	0.0
TOMRA Systems ASA	(21,139)	(258,966)	0.1
		(6,566,692)
Poland
KGHM Polska Miedz SA	(12,046)	(414,137)	0.1
South Korea
Kakao Corp.	(86,407)	(3,000,817)	0.8
LG Energy Solution Ltd.	(13,792)	(3,837,193)	1.0
POSCO Future M Co. Ltd.	(12,051)	(2,424,390)	0.6
		(9,262,400)
Spain
Grifols SA	(374,143)	(3,424,326)	0.9
Sweden
Beijer Ref AB, Class B	(38,569)	(543,567)	0.2
EQT AB	(193,223)	(5,213,031)	1.4
Essity AB	(3,876)	(97,097)	0.0
Husqvarna AB	(35,690)	(289,489)	0.1
Sagax AB, Class B	(20,308)	(508,554)	0.1
Skanska AB	(25,996)	(446,567)	0.1
		(7,098,305)
Switzerland
Baloise Holding AG	(17,382)	(2,626,643)	0.7
Cie Financiere Richemont SA	(1,117)	(154,400)	0.0
DSM-Firmenich AG	(2,558)	(286,891)	0.1
Dufry AG	(7,142)	(270,088)	0.1
Security	Shares	Value	% of Basket Value
Switzerland (continued)
Helvetia Holding AG	(4,700)	$(614,786)	0.2%
Partners Group Holding AG	(316)	(406,555)	0.1
Swiss Life Holding AG	(28,163)	(19,003,142)	4.9
		(23,362,505)
Taiwan
Cathay Financial Holding Co., Ltd.	(338,000)	(522,668)	0.1
Chailease Holding Co., Ltd.	(692,000)	(3,649,789)	0.9
Fubon Financial Holding Co. Ltd.	(1,256,000)	(2,657,091)	0.7
Unimicron Technology Corp.	(42,000)	(232,261)	0.1
		(7,061,809)
United Kingdom
Entain PLC	(334,536)	(3,263,802)	0.9
Legal & General Group PLC	(150,071)	(440,533)	0.1
Rentokil Initial PLC	(112,967)	(570,254)	0.1
St James’s Place PLC	(437,212)	(2,365,884)	0.6
		(6,640,473)
United States
Airbnb, Inc., Class A	(3,707)	(587,819)	0.2
Albemarle Corp.	(41,152)	(4,950,997)	1.3
American International Group, Inc.	(9,487)	(714,466)	0.2
Apollo Global Management, Inc.	(63,157)	(6,844,956)	1.8
Bath & Body Works, Inc.	(167,929)	(7,627,335)	2.0
Best Buy Co., Inc.	(55,637)	(4,097,109)	1.1
Blackstone, Inc., Class A	(4,228)	(493,027)	0.1
BorgWarner, Inc.	(106,238)	(3,481,419)	0.9
Boston Properties, Inc.	(1,308)	(80,952)	0.0
Celanese Corp., Class A	(79,728)	(12,247,018)	3.2
Charles River Laboratories International, Inc.	(556)	(127,324)	0.0
Charter Communications, Inc.	(45,337)	(11,603,552)	3.0
Constellation Brands, Inc., Class A	(13,297)	(3,370,258)	0.9
Constellation Energy Corp.	(27,111)	(5,041,019)	1.3
Corning, Inc.	(314,386)	(10,494,205)	2.7
CoStar Group, Inc.	(2,769)	(253,447)	0.1
Crown Castle, Inc.	(3,467)	(325,135)	0.1
Domino’s Pizza, Inc.	(4,575)	(2,421,410)	0.6
Enphase Energy, Inc.	(44,889)	(4,882,128)	1.3
EQT Corp.	(245,182)	(9,829,346)	2.6
FedEx Corp.	(35,225)	(9,221,201)	2.4
FMC Corp.	(35,407)	(2,089,367)	0.5
GE HealthCare, Inc.	(180,066)	(13,728,232)	3.6
Gen Digital, Inc.	(301,821)	(6,078,675)	1.6
Haleon PLC	(858,434)	(3,625,458)	0.9
Hasbro, Inc.	(102,369)	(6,275,220)	1.6
Iron Mountain, Inc.	(7,349)	(569,694)	0.2
KKR & Co., Inc., Class A	(15,225)	(1,416,991)	0.4
Lamb Weston Holdings, Inc.	(18,579)	(1,548,374)	0.4
Lowe’s Cos., Inc.	(29,113)	(6,637,473)	1.7
ON Semiconductor Corp.	(20,905)	(1,466,695)	0.4
ONEOK, Inc.	(27,913)	(2,208,477)	0.6
Paycom Software, Inc.	(2,591)	(487,056)	0.1
Revvity, Inc.	(4,022)	(412,134)	0.1
Southwest Airlines Co.	(216,321)	(5,611,367)	1.5
Super Micro Computer, Inc.	(5,093)	(4,373,868)	1.1
Take-Two Interactive Software, Inc.	(66,540)	(9,502,577)	2.5
Targa Resources Corp.	(3,118)	(355,639)	0.1
Tesla, Inc.	(1,928)	(353,364)	0.1
Veeva Systems, Inc., Class A	(14,398)	(2,858,867)	0.7
Ventas, Inc.	(9,030)	(399,848)	0.1

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value
United States (continued)
Viatris, Inc.	(723,060)	$(8,365,804)	2.2%
Walgreens Boots Alliance, Inc.	(350,670)	(6,217,379)	1.6
Waters Corp.	(25,425)	(7,857,342)	2.0
Western Digital Corp.	(147,293)	(10,432,763)	2.7
Westrock Co.	(43,746)	(2,098,058)	0.5
		(203,664,845)

Preferred Stocks
Germany
Sartorius AG	(1,773)	(530,049)	0.1
Total Reference Entity — Short		(384,174,123)
Net Value of Reference Entity — Citibank N.A.		$(384,156,863)
The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates 02/10/25 — 02/18/25:
Security	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
United States
BankUnited, Inc.	30,506	$815,425	(0.3)%
Customers Bancorp, Inc.	18,483	844,119	(0.3)
Eagle Bancorp, Inc.	32,278	596,820	(0.2)
New York Community Bancorp, Inc.	474,385	1,257,120	(0.4)
Total Reference Entity — Long		3,513,484
Reference Entity — Short
Common Stocks
Australia
AGL Energy Ltd.	(63,867)	(388,986)	0.1
Altium Ltd.	(251,626)	(10,631,164)	3.7
CAR Group Ltd.	(68,563)	(1,486,686)	0.5
Computershare Ltd.	(454,155)	(7,978,763)	2.8
Endeavour Group Ltd.	(73,550)	(252,931)	0.1
Goodman Group	(17,327)	(349,999)	0.1
Lendlease Corp Ltd.	(65,115)	(268,537)	0.1
Liontown Resources Ltd	(172,609)	(135,459)	0.0
Lynas Rare Earths Ltd.	(1,990,634)	(8,343,450)	2.9
Mineral Resources Ltd.	(339,259)	(15,389,573)	5.4
Perpetual Ltd.	(28,338)	(431,888)	0.2
Pilbara Minerals Ltd.	(80,895)	(205,951)	0.1
Pro Medicus Ltd.	(10,416)	(744,172)	0.3
SEEK Ltd.	(157,888)	(2,439,026)	0.9
WiseTech Global Ltd.	(5,383)	(317,126)	0.1
		(49,363,711)
Brazil
BRF SA	(952,528)	(3,096,459)	1.1
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	(161,715)	(2,517,006)	0.9
Hapvida Participacoes e Investimentos S/A	(15,694,765)	(11,153,118)	3.9
Security	Shares	Value	% of Basket Value
Brazil (continued)
Localiza Rent a Car SA	(756,978)	$(7,147,601)	2.5%
Natura & Co. Holding SA	(536,689)	(1,714,685)	0.6
		(25,628,869)
Canada
Power Corp. of Canada	(22,009)	(586,416)	0.2
China
China Resources Power Holdings Co., Ltd.	(18,000)	(44,763)	0.0
China Southern Airlines Co., Ltd., Class H	(190,000)	(68,699)	0.0
PICC Property & Casualty Co. Ltd.	(2,914,000)	(3,620,302)	1.3
Shandong Gold Mining Co. Ltd., Class H	(956,250)	(2,066,269)	0.7
XPeng, Inc., Class A	(136,500)	(553,393)	0.2
		(6,353,426)
Finland
Metso Corporation	(162,038)	(1,837,041)	0.6
France
Adevinta ASA	(24,245)	(247,503)	0.1
Alstom SA	(15,414)	(243,049)	0.1
Sartorius Stedim Biotech	(32,452)	(6,989,089)	2.4
		(7,479,641)
Hong Kong
Sino Biopharmaceutical Ltd.	(2,377,000)	(812,217)	0.3
Italy
Telecom Italia SpA	(7,944,439)	(1,883,431)	0.7
Japan
Macnica Holdings, Inc.	(25,800)	(1,137,601)	0.4
Mercari, Inc.	(359,400)	(4,155,696)	1.5
Olympus Corp.	(529,700)	(7,378,567)	2.6
ORIX Corp.	(18,100)	(370,424)	0.1
Rakuten Group, Inc.	(2,566,900)	(12,345,358)	4.3
SBI Holdings, Inc.	(24,500)	(596,529)	0.2
Sharp Corp.	(57,700)	(302,877)	0.1
Socionext, Inc.	(112,400)	(3,286,084)	1.2
Square Enix Holdings Co. Ltd.	(92,400)	(3,339,994)	1.2
SUMCO Corp.	(6,900)	(102,902)	0.0
Tokyo Ohka Kogyo Co., Ltd.	(700)	(18,563)	0.0
		(33,034,595)
Luxembourg
Reinet Investments SCA	(11,668)	(274,211)	0.1
Poland
Allegro.eu SA, Class B	(20,782)	(173,241)	0.0
Bank Polska Kasa Opieki SA	(7,593)	(314,353)	0.1
Inpost SA	(241,989)	(3,885,074)	1.4
ORLEN SA	(36,051)	(587,789)	0.2
		(4,960,457)
Singapore
Sea Ltd., ADR	(70,244)	(4,438,718)	1.6
South Africa
Growthpoint Properties Ltd.	(874,199)	(508,135)	0.2
Impala Platinum Holdings Ltd.	(91,812)	(408,706)	0.1
		(916,841)
South Korea
Delivery Hero SE, Class A	(235,821)	(6,597,694)	2.3
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value
South Korea (continued)
POSCO Future M Co. Ltd.	(15,797)	$(3,178,001)	1.1%
POSCO Holdings, Inc.	(7,495)	(2,163,663)	0.8
		(11,939,358)
Sweden
Beijer Ref AB, Class B	(186,303)	(2,625,635)	0.9
Securitas AB, B Shares	(57,838)	(579,629)	0.2
		(3,205,264)
Switzerland
Bachem Holding AG	(59,294)	(5,144,452)	1.8
Baloise Holding AG	(1,544)	(233,318)	0.1
DSM-Firmenich AG	(95,022)	(10,657,143)	3.7
Tecan Group AG, Registered Shares	(12,621)	(4,452,514)	1.6
		(20,487,427)
Taiwan
Chailease Holding Co., Ltd.	(2,000)	(10,549)	0.0
United Kingdom
Ocado Group PLC	(941,118)	(4,120,424)	1.5
United States
Air Transport Services Group, Inc.	(24,125)	(309,283)	0.1
Airbnb, Inc., Class A	(7,521)	(1,192,605)	0.4
Atlantic Union Bankshares Corp.	(14,435)	(458,600)	0.2
Boston Properties, Inc.	(132,127)	(8,177,340)	2.9
Brandywine Realty Trust	(5,149)	(23,376)	0.0
Brookline Bancorp, Inc.	(53,609)	(444,955)	0.2
Celanese Corp., Class A	(7,596)	(1,166,822)	0.4
Charles River Laboratories International, Inc.	(26,503)	(6,069,187)	2.1
Community Bank System, Inc.	(13,952)	(603,005)	0.2
CVB Financial Corp.	(34,967)	(571,361)	0.2
Dime Community Bancshares, Inc.	(1,994)	(36,291)	0.0
Dollar General Corp.	(18,589)	(2,587,403)	0.9
Enphase Energy, Inc.	(1,157)	(125,835)	0.0
First Bancorp/Southern Pines NC	(16,083)	(489,084)	0.2
Frontier Communications Parent, Inc.	(41,269)	(954,965)	0.3
Security	Shares	Value	% of Basket Value
United States (continued)
Glacier Bancorp, Inc.	(16,317)	$(590,349)	0.2%
Independent Bank Group, Inc.	(17,008)	(633,378)	0.2
Iron Mountain, Inc.	(33,050)	(2,562,036)	0.9
Lamb Weston Holdings, Inc.	(10,371)	(864,319)	0.3
OceanFirst Financial Corp.	(45,187)	(666,960)	0.2
Provident Financial Services, Inc.	(49,500)	(726,660)	0.3
Revvity, Inc.	(47,584)	(4,875,932)	1.7
Sandy Spring Bancorp, Inc.	(34,846)	(712,601)	0.2
Simon Property Group, Inc.	(5,198)	(730,475)	0.3
SouthState Corp.	(6,235)	(471,989)	0.2
Valley National Bancorp	(110,039)	(771,373)	0.3
		(36,816,184)
		(214,148,780)
Investment Companies
United States
iShares iBoxx $ High Yield Corporate Bond ETF	(227,507)	(17,356,509)	6.1
iShares iBoxx $ Investment Grade Corporate Bond ETF	(203,215)	(21,335,543)	7.5
Vanguard Intermediate-Term Corporate Bond ETF	(383,467)	(30,048,474)	10.5
		(68,740,526)
Preferred Stocks
Brazil
Alpargatas SA	(97,451)	(177,538)	0.1
Germany
Sartorius AG	(18,669)	(5,581,211)	1.9
		(5,758,749)
Total Reference Entity — Short		(288,648,055)
Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(285,134,571)
Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$ 6,829,808	$ (6,035,426)	$ 57,892,600	$ (42,420,194)	$ —
OTC Swaps	2,195,606	(85,862)	22,738,277	(18,630,004)	—
Options Written	N/A	N/A	14,288,889	(25,625,722)	(53,078,231)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ 16,822,809	$ —	$ 105,613,701	$ —	$ 122,436,510

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 31,307,638	$ —	$ —	$ 31,307,638
Options purchased Investments at value — unaffiliated(b)	—	172,809	36,375,975	3,339,172	4,997,694	2,366,945	47,252,595
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	7,528,236	—	—	50,339,837	24,527	57,892,600
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,532,828	15,938,235	—	6,462,820	—	24,933,883
	$ —	$ 10,233,873	$ 69,137,019	$ 34,646,810	$ 167,414,052	$ 2,391,472	$ 283,823,226
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ 4,108,914	$ —	$ 15,382,476	$ —	$ 70,363,910	$ —	$ 89,855,300
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	101,482,764	—	—	101,482,764
Options written Options written at value	—	19,523	22,322,723	761,785	29,974,200	—	53,078,231
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	—	223,937	—	—	42,196,257	—	42,420,194
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	1,314,408	987,489	—	16,413,969	—	18,715,866
	$ 4,108,914	$ 1,557,868	$ 38,692,688	$ 102,244,549	$ 158,948,336	$ —	$ 305,552,355

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the
Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation)
is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended April 30, 2024, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ 18,588,671	$ —	$ (67,920,809)	$ —	$ 141,222,045	$ —	$ 91,889,907
Forward foreign currency exchange contracts	—	—	—	(159,591,404)	—	—	(159,591,404)
Options purchased(a)	—	(3,332,142)	98,823,187	(4,610,227)	(28,569,147)	(2,744,021)	59,567,650
Options written	—	498,857	58,034,654	3,978,740	45,916,951	—	108,429,202
Swaps	—	(4,423,968)	(26,695,682)	—	(263,377,477)	—	(294,497,127)
	$ 18,588,671	$ (7,257,253)	$ 62,241,350	$ (160,222,891)	$ (104,807,628)	$ (2,744,021)	$ (194,201,772)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ (4,108,914)	$ —	$ 28,358,107	$ —	$ 28,018,396	$ —	$ 52,267,589
Forward foreign currency exchange contracts	—	—	—	(46,263,646)	—	—	(46,263,646)
Options purchased(b)	—	(274,044)	(17,572,571)	2,026,732	(23,532,210)	4,136,779	(35,215,314)
Options written	—	(29,805)	(8,290,062)	681,658	481,986	—	(7,156,223)
Swaps	—	2,300,156	17,766,608	—	13,062,029	212,312	33,341,105
	$ (4,108,914)	$ 1,996,307	$ 20,262,082	$ (43,555,256)	$ 18,030,201	$ 4,349,091	$ (3,026,489)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$4,873,904,169
Average notional value of contracts — short	$7,027,490,517
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,050,634,572
Average amounts sold — in USD	$3,497,681,560
Options:
Average value of option contracts purchased	$56,387,628
Average value of option contracts written	$21,603,277
Average notional value of swaption contracts purchased	$3,377,993,997
Average notional value of swaption contracts written	$7,622,497,566
Credit default swaps:
Average notional value — buy protection	$132,282,513
Average notional value — sell protection	$84,489,508
Interest rate swaps:
Average notional value — pays fixed rate	$3,189,536,823
Average notional value — receives fixed rate	$14,177,313,424
Inflation swaps:
Average notional value — receives fixed rate	$15,677,407
Total return swaps:
Average notional value	$(400,230,163)
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 33,225,043	$ 11,950,303
Forward foreign currency exchange contracts	31,307,638	101,482,764
Options	47,252,595 (a)	53,078,231
Swaps — centrally cleared	—	15,283,819
Swaps — OTC(b)	24,933,883	18,715,866
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	136,719,159	200,510,983
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(71,237,480)	(49,556,981)
Total derivative assets and liabilities subject to an MNA	$ 65,481,679	$ 150,954,002

(a)
Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated
Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Consolidated Statement of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 3,722,855	$ (3,083,262)	$ —	$ —	$ 639,593
Barclays Bank PLC	6,032,308	(1,690,731)	—	(1,570,000)	2,771,577
BNP Paribas SA	5,708,590	(5,708,590)	—	—	—
Citibank N.A.	5,102,529	(5,102,529)	—	—	—
Credit Agricole Corporate and Investment Bank	96,202	(96,202)	—	—	—
Deutsche Bank AG	2,269,287	(2,269,287)	—	—	—
Goldman Sachs & Co. LLC	790,074	(433,310)	—	—	356,764
Goldman Sachs International	5,404,979	(5,404,979)	—	—	—
HSBC Bank PLC	4,474,214	(4,474,214)	—	—	—
JPMorgan Chase Bank N.A.	25,584,614	(25,584,614)	—	—	—
Morgan Stanley & Co. International PLC	607,919	(607,919)	—	—	—
Royal Bank of Canada	1,635,123	(1,635,123)	—	—	—

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Societe Generale	$ 251,705	$ (15,452)	$ —	$ (236,253)	$ —
Standard Chartered Bank	42,295	—	—	—	42,295
State Street Bank and Trust Co.	109,662	(109,662)	—	—	—
The Bank of New York Mellon	871,629	(158,760)	—	—	712,869
Toronto-Dominion Bank	849,233	—	—	—	849,233
UBS AG	1,928,461	(1,928,461)	—	—	—
	$ 65,481,679	$ (58,303,095)	$ —	$ (1,806,253)	$ 5,372,331

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$ 3,083,262	$ (3,083,262)	$ —	$ —	$ —
Barclays Bank PLC	1,690,731	(1,690,731)	—	—	—
BNP Paribas SA	28,373,317	(5,708,590)	(2,418,225)	—	20,246,502
Citibank N.A.	18,638,633	(5,102,529)	—	—	13,536,104
Credit Agricole Corporate and Investment Bank	279,407	(96,202)	—	—	183,205
Deutsche Bank AG	4,897,793	(2,269,287)	(1,591)	(2,626,915)	—
Goldman Sachs & Co. LLC	433,310	(433,310)	—	—	—
Goldman Sachs International	13,537,522	(5,404,979)	(3,332,020)	(765,489)	4,035,034
HSBC Bank PLC	4,570,791	(4,474,214)	(93,468)	—	3,109
JPMorgan Chase Bank N.A.	53,755,616	(25,584,614)	—	—	28,171,002
Morgan Stanley & Co. International PLC	8,200,634	(607,919)	(2,206,431)	(890,000)	4,496,284
Nomura International PLC	98,412	—	—	—	98,412
Royal Bank of Canada	5,124,827	(1,635,123)	—	—	3,489,704
Societe Generale	15,452	(15,452)	—	—	—
State Street Bank and Trust Co.	2,699,891	(109,662)	—	—	2,590,229
The Bank of New York Mellon	158,760	(158,760)	—	—	—
UBS AG	5,395,644	(1,928,461)	—	—	3,467,183
	$ 150,954,002	$ (58,303,095)	$ (8,051,735)	$ (4,282,404)	$ 80,316,768

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 174,591,447	$ 38,085,305	$ 212,676,752
Common Stocks
Australia	—	99,559,457	283	99,559,740
Belgium	—	10,807,835	—	10,807,835
Brazil	35,340,450	—	—	35,340,450
Canada	250,844,281	—	—	250,844,281
China	4,106,691	186,966,721	—	191,073,412
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Colombia	$ 339,208	$ —	$ —	$ 339,208
Czech Republic	—	456,986	—	456,986
Denmark	142,276	110,374,285	—	110,516,561
Finland	—	11,233,188	—	11,233,188
France	—	367,241,664	—	367,241,664
Georgia	—	364,927	—	364,927
Germany	—	180,952,161	—	180,952,161
Greece	2,563,449	161,232	—	2,724,681
Hong Kong	341,493	27,255,232	—	27,596,725
Hungary	977,226	1,035,575	—	2,012,801
India	—	29,822,594	—	29,822,594
Indonesia	579,326	8,779,008	—	9,358,334
Ireland	—	9,079,045	—	9,079,045
Israel	61,089,306	—	—	61,089,306
Italy	—	184,674,136	—	184,674,136
Japan	1,496,779	819,336,982	—	820,833,761
Jordan	—	2,457,290	—	2,457,290
Kazakhstan	964,690	—	—	964,690
Luxembourg	—	4,724,581	—	4,724,581
Macau	—	10,113,233	—	10,113,233
Malaysia	—	922,010	—	922,010
Mexico	13,179,041	—	—	13,179,041
Netherlands	—	195,492,460	—	195,492,460
New Zealand	—	4,611,087	—	4,611,087
Norway	—	10,169,186	—	10,169,186
Peru	1,425,074	—	—	1,425,074
Philippines	701,662	1,929,141	—	2,630,803
Poland	—	6,692,381	—	6,692,381
Saudi Arabia	718,872	6,059,085	—	6,777,957
Singapore	232,626	6,180,879	—	6,413,505
South Africa	1,958,033	7,676,252	—	9,634,285
South Korea	—	71,326,229	—	71,326,229
Spain	—	139,316,615	—	139,316,615
Sweden	130,835	53,467,827	—	53,598,662
Switzerland	12,520,168	116,861,376	—	129,381,544
Taiwan	—	137,165,335	—	137,165,335
Thailand	1,424,413	407,228	—	1,831,641
United Arab Emirates	1,758,660	900,640	29	2,659,329
United Kingdom	35,106,541	376,501,618	1,403,987	413,012,146
United States	6,978,010,091	344,756,036	118,287,828	7,441,053,955
Zambia	629,986	—	—	629,986
Corporate Bonds
Argentina	—	1,230,799	—	1,230,799
Australia	—	3,546,192	41,486,821	45,033,013
Austria	6,405,445	6,332,768	—	12,738,213
Belgium	—	1,691,952	—	1,691,952
Brazil	—	10,083,080	—	10,083,080
Canada	—	62,340,350	—	62,340,350
Chile	—	4,554,284	—	4,554,284
China	—	5,942,931	—	5,942,931
Colombia	—	3,481,798	—	3,481,798
Costa Rica	—	657,607	—	657,607
Czech Republic	—	4,439,554	—	4,439,554
Dominican Republic	—	971,872	—	971,872
France	—	73,615,634	7,706,664	81,322,298
Germany	—	91,192,097	10,889,911	102,082,008
Ghana	—	810,795	—	810,795
Guatemala	—	674,192	—	674,192
Hong Kong	—	43,660,576	—	43,660,576
India	—	8,745,684	1	8,745,685
Indonesia	—	7,950,338	—	7,950,338
Ireland	—	1,854,040	—	1,854,040

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Israel	$ —	$ 19,720,707	$ —	$ 19,720,707
Italy	—	75,513,117	10,605,697	86,118,814
Japan	—	17,167,159	—	17,167,159
Jersey	—	2,712,921	30,586,955	33,299,876
Kuwait	—	2,350,599	—	2,350,599
Luxembourg	—	32,916,954	—	32,916,954
Macau	—	7,063,617	—	7,063,617
Malaysia	—	4,907,521	—	4,907,521
Mexico	—	7,080,657	—	7,080,657
Morocco	—	2,791,351	—	2,791,351
Netherlands	—	30,035,101	5,634,000	35,669,101
Nigeria	—	689,861	—	689,861
Panama	—	443,838	—	443,838
Peru	—	883,644	—	883,644
Philippines	—	1,352,275	—	1,352,275
Republic of Korea	—	5,229,798	—	5,229,798
Singapore	—	403,772	—	403,772
Slovenia	—	4,275,205	—	4,275,205
South Africa	—	1,576,690	—	1,576,690
South Korea	—	5,366,108	—	5,366,108
Spain	6,891,393	9,586,403	—	16,477,796
Sweden	—	28,036,728	—	28,036,728
Switzerland	—	10,661,565	—	10,661,565
Thailand	—	4,786,590	—	4,786,590
Turkey	—	3,423,763	—	3,423,763
Ukraine	—	2,193,246	—	2,193,246
United Arab Emirates	—	16,462,716	—	16,462,716
United Kingdom	—	296,144,689	9,260,915	305,405,604
United States	—	834,205,597	315,913,043	1,150,118,640
Zambia	—	6,643,245	—	6,643,245
Fixed Rate Loan Interests	—	—	26,530,196	26,530,196
Floating Rate Loan Interests	—	307,160,560	315,824,269	622,984,829
Foreign Agency Obligations	—	738,777,350	—	738,777,350
Grantor Trust	1,443,510	—	—	1,443,510
Investment Companies	151,946,174	—	—	151,946,174
Municipal Bonds	—	15,454,557	—	15,454,557
Non-Agency Mortgage-Backed Securities	—	465,086,345	49,081,457	514,167,802
Other Interests	—	—	17,091,812	17,091,812
Preferred Securities
Capital Trusts	—	19,804,176	—	19,804,176
Preferred Stocks
Brazil	11,027,487	—	22,274,859	33,302,346
United States	—	—	279,005,806	279,005,806
India	—	—	—	—
Germany	—	6,586,569	356,920	6,943,489
Israel	—	—	15,979,653	15,979,653
China	—	—	52,750,849	52,750,849
Finland	—	—	5,591,905	5,591,905
United Kingdom	—	—	12,392,932	12,392,932
Trust Preferreds	19,346,957	—	—	19,346,957
U.S. Government Sponsored Agency Securities	—	112,254,523	—	112,254,523
U.S. Treasury Obligations	—	74,575,195	—	74,575,195
Warrants
Brazil	41,618	—	—	41,618
Israel	2,596	—	9,840	12,436
United Kingdom	—	—	1,325,075	1,325,075
United States	36,334	8,508,322	8,101,344	16,646,000
Short-Term Securities
Commercial Paper	—	59,398,389	—	59,398,389
Money Market Funds	519,444,366	—	—	519,444,366
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Time Deposits	$ —	$ 298,948	$ —	$ 298,948
U.S. Treasury Obligations	—	63,489,139	—	63,489,139
Options Purchased
Credit Contracts	—	172,809	—	172,809
Equity Contracts	36,375,975	—	—	36,375,975
Foreign Currency Exchange Contracts	—	3,339,172	—	3,339,172
Interest Rate Contracts	1,636,462	3,361,232	—	4,997,694
Other Contracts	—	2,366,945	—	2,366,945
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	—	(65,701)	(65,701)
	$ 8,161,179,494	$ 7,369,459,175	$ 1,396,112,655	16,926,751,324
Investments Valued at NAV(b)				25,686,160
				$ 16,952,437,484
Derivative Financial Instruments(c)
Assets
Credit Contracts	$ —	$ 7,865,458	$ —	$ 7,865,458
Equity Contracts	13,770,173	18,990,871	—	32,761,044
Foreign Currency Exchange Contracts	—	31,307,638	—	31,307,638
Interest Rate Contracts	105,613,701	56,802,657	—	162,416,358
Other Contracts	—	24,527	—	24,527
Liabilities
Commodity Contracts	(4,108,914)	—	—	(4,108,914)
Credit Contracts	—	(1,472,006)	—	(1,472,006)
Equity Contracts	(23,161,097)	(15,531,591)	—	(38,692,688)
Foreign Currency Exchange Contracts	—	(102,244,549)	—	(102,244,549)
Interest Rate Contracts	(70,364,046)	(88,584,290)	—	(158,948,336)
	$ 21,749,817	$ (92,841,285)	$ —	$ (71,091,468)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities
Assets
Opening balance, as of April 30, 2023	$ 23,518,416	$ 108,680,577	$ 355,755,393	$ —	$ 323,229,958	$ 33,404,992
Transfers into Level 3	—	—	—	—	44,039,435	11,651,776
Transfers out of Level 3	—	—	—	—	(3,378,025)	—
Other(a)	—	3,278,923	(9,942,188)	38,956,875	(38,956,875)	9,942,188
Accrued discounts/premiums	—	—	1,040,020	178,209	505,297	334,187
Net realized gain (loss)	—	—	(3,424,865)	304,423	(200,507)	9
Net change in unrealized appreciation (depreciation)(b)(c)	1,154,475	(37,049,614)	(71,376,460)	1,102,639	(23,672)	(281,341)
Purchases	13,412,414	44,782,784	231,280,077	—	51,714,521	7,690,147
Sales	—	(543)	(71,247,970)	(14,011,950)	(61,105,863)	(13,660,501)
Closing balance, as of April 30, 2024	$ 38,085,305	$ 119,692,127	$ 432,084,007	$ 26,530,196	$ 315,824,269	$ 49,081,457
Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2024(c)	$ 1,154,475	$ (37,004,581)	$ (75,573,703)	$ 1,102,639	$ (489,075)	$ (281,341)

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

	Options Purchased	Other Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets/Liabilities
Opening balance, as of April 30, 2023	$ 37,127	$ 23,671,478	$ 441,496,302	$ (180,511)	$ 2,251,329	$ 1,311,865,061
Transfers into Level 3	—	—	—	—	88,458	55,779,669
Transfers out of Level 3	—	—	—	—	—	(3,378,025)
Other(a)	—	—	(3,278,923)	—	—	—
Accrued discounts/premiums	—	—	—	—	—	2,057,713
Net realized gain (loss)	(1,566,685)	—	(2,273,140)	—	(491,265)	(7,652,030)
Net change in unrealized appreciation (depreciation)(b)(c)	1,529,558	(6,579,666)	(57,071,984)	114,810	7,892,962	(160,588,293)
Purchases	—	—	62,416,258	—	—	411,296,201
Sales	—	—	(52,935,589)	—	(305,225)	(213,267,641)
Closing balance, as of April 30, 2024	$ —	$ 17,091,812	$ 388,352,924	$ (65,701)	$ 9,436,259	$ 1,396,112,655
Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2024(c)	$ —	$ (6,579,666)	$ (67,840,567)	$ (31,420)	$ 7,443,652	$ (178,099,587)

(a)
Certain Level 3 investments were re-classified between Common Stocks, Corporate Bonds, Fixed Rate Loan Interests, Floating Rate Loan Interests, Non-Agency Mortgage-Backed
Securities and Preferred Stocks.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $134,692,058. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$119,691,814	Market	Revenue Multiple	1.35x - 18.00x	3.91x
			Time to Exit	0.5 - 3.0 years	2.9 years
			Volatility	30% - 80%	78%
			EBITDA Multiple	12.89x	—
			Gross Profit Multiple	10.00x	—
		Income	Discount Rate	10% - 16%	12%

Asset Backed Securities	24,601,216	Income	Discount Rate	8%	—

Non-Agency Mortgage-Backed Securities	11,503,304	Income	Discount Rate	10%	—

Corporate Bonds	401,497,043	Income	Discount Rate	7% - 30%	15%
			Estimated Recovery Value	48%	—
		Market	EBITDAR Multiple	9.53x	—
			Revenue Multiple	4.25x	—
			Volatility	50%	—

Floating Rate Loan Interests	271,568,890	Income	Discount Rate	7% - 14%	9%

Fixed Rate Loan Interests	26,530,196	Income	Discount Rate	8% - 13%	10%

Other Interests	17,091,812	Income	Discount Rate	10%	—

Preferred Stocks(b)	382,651,974	Income	Discount Rate	11% - 22%	12%
		Market	Revenue Multiple	0.32x - 19.00x	10.49x
			EBITDAR Multiple	9.53x	—
			Time to Exit	0.5 - 5.0 years	2.4 years
			Volatility	30% - 80%	65%
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
			Gross Profit Multiple	15.75x	—
			Direct Profit Multiple	4.25x	—
			Market Adjustment Multiple	1.00x - 1.25x	1.20x

Warrants	6,284,348	Market	Revenue Multiple	4.25x - 9.00x	6.58x
			Time to Exit	0.5 - 9.7 years	3.3 years
			Volatility	53% - 80%	72%
		Income	Discount Rate	26%	—
	$1,261,420,597

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)
For the period end April 30, 2024, the valuation technique for certain investments classified as Preferred Stock used recent prior transaction prices as inputs within the model used for the approximation of fair value.

See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Consolidated Statement of Assets and Liabilities
April 30, 2024

BlackRock Global Allocation Fund, Inc.
ASSETS
Investments, at value — unaffiliated(a)(b)	$ 16,332,983,531
Investments, at value — affiliated(c)	619,519,654
Cash	944,850
Cash held for investments sold short	2,815,535
Cash pledged:
Collateral — OTC derivatives	5,817,489
Futures contracts	172,174,000
Centrally cleared swaps	170,184,000
Foreign currency, at value(d)	7,526,422
Receivables:
Investments sold	183,139,253
Options written	1,131,354
Securities lending income — affiliated	52,045
Swaps	35,745,174
Capital shares sold	9,476,421
Dividends — unaffiliated	22,182,525
Dividends — affiliated	2,204,444
Interest — unaffiliated	59,557,450
Variation margin on futures contracts	33,225,043
Swap premiums paid	2,195,606
Unrealized appreciation on:
Forward foreign currency exchange contracts	31,307,638
OTC swaps	22,738,277
Prepaid expenses	145,761
Total assets	17,715,066,472
LIABILITIES
Cash received as collateral for OTC derivatives	13,980,000
Collateral on securities loaned	167,504,381
Options written, at value(e)	53,078,231
Payables:
Investments purchased	332,021,461
Swaps	17,141,193
Accounting services fees	448,956
Capital shares redeemed	18,819,052
Custodian fees	756,266
Deferred foreign capital gain tax	380,210
Investment advisory fees	10,170,493
Directors’ and Officer’s fees	21,657
Options written	653,168
Other accrued expenses	256,838
Principal payups	273,987
Professional fees	234,972
Service and distribution fees	2,112,964
Transfer agent fees	2,536,220
Variation margin on futures contracts	11,950,303
Variation margin on centrally cleared swaps	15,283,819
Swap premiums received	85,862
Unrealized depreciation on:
Forward foreign currency exchange contracts	101,482,764
Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities  (continued)
April 30, 2024
BlackRock Global Allocation Fund, Inc.
OTC swaps	$ 18,630,004
Unfunded floating rate loan interests	65,701
Total liabilities	767,888,502
Commitments and contingent liabilities
NET ASSETS	$ 16,947,177,970
NET ASSETS CONSIST OF
Paid-in capital	$ 14,695,918,859
Accumulated earnings	2,251,259,111
NET ASSETS	$ 16,947,177,970
(a)Investments, at cost—unaffiliated	$13,518,546,545
(b)Securities loaned, at value	$161,018,253
(c)Investments, at cost—affiliated	$940,921,866
(d)Foreign currency, at cost	$7,849,524
(e)Premiums received	$41,741,398

2024 BlackRock Annual Report to Shareholders

Consolidated Statement of Assets and Liabilities  (continued)
April 30, 2024

BlackRock Global Allocation Fund, Inc.
NET ASSET VALUE
Institutional
Net assets	$ 6,705,755,781
Shares outstanding	358,493,921
Net asset value	$ 18.71
Shares authorized	2 billion
Par value	$0.10
Investor A
Net assets	$ 8,492,648,079
Shares outstanding	458,259,420
Net asset value	$ 18.53
Shares authorized	2 billion
Par value	$0.10
Investor C
Net assets	$ 356,346,144
Shares outstanding	22,253,818
Net asset value	$ 16.01
Shares authorized	2 billion
Par value	$0.10
Class K
Net assets	$ 1,119,146,282
Shares outstanding	59,855,404
Net asset value	$ 18.70
Shares authorized	2 billion
Par value	$0.10
Class R
Net assets	$ 273,281,684
Shares outstanding	15,831,509
Net asset value	$ 17.26
Shares authorized	2 billion
Par value	$0.10
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statement of Operations
Year Ended April 30, 2024

BlackRock Global Allocation Fund, Inc.
INVESTMENT INCOME
Dividends — unaffiliated	$210,849,039
Dividends — affiliated	43,119,735
Interest — unaffiliated	380,999,051
Securities lending income — affiliated — net	1,088,280
Other income — unaffiliated	2,544,644
Foreign taxes withheld	(11,363,454)
Total investment income	627,237,295
EXPENSES
Investment advisory	131,287,821
Service and distribution — class specific	27,504,774
Transfer agent — class specific	15,937,923
Accounting services	1,357,871
Custodian	1,125,257
Professional	401,169
Registration	219,364
Directors and Officer	138,617
Printing and postage	117,301
Miscellaneous	933,162
Total expenses excluding dividend expense and interest expense	179,023,259
Dividends expense — unaffiliated	357,589
Interest expense — unaffiliated	33,146
Total expenses	179,413,994
Less:
Fees waived and/or reimbursed by the Manager	(6,015,291)
Total expenses after fees waived and/or reimbursed	173,398,703
Net investment income	453,838,592
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	662,184,872
Investments — affiliated	(5,533,631)
Forward foreign currency exchange contracts	(159,591,404)
Foreign currency transactions	(1,321,804)
Futures contracts	91,889,907
Options written	108,429,202
Short sales — unaffiliated	(5,095,221)
Swaps	(294,497,127)
396,464,794
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	679,944,827
Investments — affiliated	(78,685,976)
Forward foreign currency exchange contracts	(46,263,646)
Foreign currency translations	776,266
Futures contracts	52,267,589
Options written	(7,156,223)
Short sales — unaffiliated	3,131,836
Swaps	33,341,105
Unfunded floating rate loan interests	114,810
637,470,588
Net realized and unrealized gain	1,033,935,382
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,487,773,974
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(490,126)
(b) Net of increase in deferred foreign capital gain tax of	$(272,116)
See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.
	Year Ended 04/30/24	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$453,838,592	$373,443,311
Net realized gain (loss)	396,464,794	(189,798,375)
Net change in unrealized appreciation (depreciation)	637,470,588	(375,269,695)
Net increase (decrease) in net assets resulting from operations	1,487,773,974	(191,624,759)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(107,689,462)	(450,892,290)
Investor A	(101,639,007)	(553,935,121)
Investor C	(2,078,203)	(41,577,309)
Class K	(21,079,430)	(77,509,183)
Class R	(2,216,824)	(17,982,109)
Decrease in net assets resulting from distributions to shareholders	(234,702,926)	(1,141,896,012)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(2,594,930,117)	(2,352,293,221)
NET ASSETS
Total decrease in net assets	(1,341,859,069)	(3,685,813,992)
Beginning of year	18,289,037,039	21,974,851,031
End of year	$16,947,177,970	$18,289,037,039

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Institutional
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of period	$17.41	$18.50	$22.84	$19.93	$19.36	$18.81
Net investment income(a)	0.49	0.36	0.27	0.11	0.17	0.30
Net realized and unrealized gain (loss)	1.09	(0.45)	(2.45)	3.82	1.75	1.45
Net increase (decrease) from investment operations	1.58	(0.09)	(2.18)	3.93	1.92	1.75
Distributions(b)
From net investment income	(0.28)	(0.00)(c)	(0.27)	(0.14)	(0.12)	(0.22)
From net realized gain	—	(1.00)	(1.89)	(0.88)	(1.23)	(0.98)
Total distributions	(0.28)	(1.00)	(2.16)	(1.02)	(1.35)	(1.20)
Net asset value, end of period	$18.71	$17.41	$18.50	$22.84	$19.93	$19.36
Total Return(d)
Based on net asset value	9.15%	(0.12)%	(10.58)%	20.07%(e)	10.23%(f)	9.96%
Ratios to Average Net Assets(g)
Total expenses	0.88%	0.87%	0.88%	0.86%(h)	0.86%	0.85%
Total expenses after fees waived and/or reimbursed	0.84%	0.83%	0.83%	0.80%(h)	0.81%	0.80%
Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	0.84%	0.82%	0.81%	0.80%(h)	0.81%	0.80%
Net investment income	2.74%	2.09%	1.25%	1.04%(h)	0.91%	1.59%
Supplemental Data
Net assets, end of period (000)	$6,705,756	$7,134,880	$8,836,844	$9,749,544	$7,907,317	$8,617,256
Portfolio turnover rate(i)(j)	173%	174%	124%	58%	193%	156%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Portfolio turnover rate (excluding MDRs)	130%	139%	112%	58%	193%	156%

(j)	Excludes underlying investments in total return swaps.
See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Consolidated Financial Highlights  (continued)
(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor A
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of period	$17.22	$18.34	$22.65	$19.75	$19.23	$18.68
Net investment income(a)	0.44	0.31	0.21	0.08	0.12	0.24
Net realized and unrealized gain (loss)	1.08	(0.45)	(2.42)	3.80	1.72	1.46
Net increase (decrease) from investment operations	1.52	(0.14)	(2.21)	3.88	1.84	1.70
Distributions(b)
From net investment income	(0.21)	(0.00)(c)	(0.21)	(0.10)	(0.09)	(0.17)
From net realized gain	—	(0.98)	(1.89)	(0.88)	(1.23)	(0.98)
Total distributions	(0.21)	(0.98)	(2.10)	(0.98)	(1.32)	(1.15)
Net asset value, end of period	$18.53	$17.22	$18.34	$22.65	$19.75	$19.23
Total Return(d)
Based on net asset value	8.86%	(0.39)%	(10.78)%	19.95%(e)	9.87%(f)	9.71%
Ratios to Average Net Assets(g)
Total expenses	1.12%	1.12%	1.13%	1.12%(h)	1.13%	1.13%
Total expenses after fees waived and/or reimbursed	1.08%	1.08%	1.08%	1.06%(h)	1.08%	1.08%
Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.08%	1.07%	1.06%	1.05%(h)	1.08%	1.08%
Net investment income	2.50%	1.84%	0.98%	0.78%(h)	0.63%	1.29%
Supplemental Data
Net assets, end of period (000)	$8,492,648	$9,083,078	$10,557,693	$13,806,271	$11,184,639	$10,601,653
Portfolio turnover rate(i)(j)	173%	174%	124%	58%	193%	156%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Portfolio turnover rate (excluding MDRs)	130%	139%	112%	58%	193%	156%

(j)	Excludes underlying investments in total return swaps.
See notes to consolidated financial statements.
Consolidated Financial Highlights

Consolidated Financial Highlights  (continued)
(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor C
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of period	$14.91	$16.08	$20.11	$17.43	$17.17	$16.82
Net investment income (loss)(a)	0.27	0.15	0.04	(0.00)(b)	(0.02)	0.09
Net realized and unrealized gain (loss)	0.91	(0.39)	(2.13)	3.36	1.53	1.30
Net increase (decrease) from investment operations	1.18	(0.24)	(2.09)	3.36	1.51	1.39
Distributions(c)
From net investment income	(0.08)	(0.00)(b)	(0.05)	(0.00)(b)	(0.02)	(0.06)
From net realized gain	—	(0.93)	(1.89)	(0.68)	(1.23)	(0.98)
Total distributions	(0.08)	(0.93)	(1.94)	(0.68)	(1.25)	(1.04)
Net asset value, end of period	$16.01	$14.91	$16.08	$20.11	$17.43	$17.17
Total Return(d)
Based on net asset value	7.94%	(1.12)%	(11.50)%	19.50%(e)	9.06%(f)	8.88%
Ratios to Average Net Assets(g)
Total expenses	1.91%	1.91%	1.90%	1.90%(h)	1.89%	1.88%
Total expenses after fees waived and/or reimbursed	1.88%	1.87%	1.85%	1.84%(h)	1.85%	1.83%
Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.88%	1.86%	1.84%	1.83%(h)	1.84%	1.82%
Net investment income (loss)	1.76%	1.05%	0.21%	(0.01)%(h)	(0.13)%	0.56%
Supplemental Data
Net assets, end of period (000)	$356,346	$517,945	$780,451	$1,213,559	$1,547,011	$3,143,501
Portfolio turnover rate(i)(j)	173%	174%	124%	58%	193%	156%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Portfolio turnover rate (excluding MDRs)	130%	139%	112%	58%	193%	156%

(j)	Excludes underlying investments in total return swaps.
See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Consolidated Financial Highlights  (continued)
(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class K
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of period	$17.42	$18.50	$22.84	$19.93	$19.36	$18.80
Net investment income(a)	0.51	0.37	0.28	0.12	0.19	0.31
Net realized and unrealized gain (loss)	1.08	(0.44)	(2.44)	3.83	1.73	1.46
Net increase (decrease) from investment operations	1.59	(0.07)	(2.16)	3.95	1.92	1.77
Distributions(b)
From net investment income	(0.31)	(0.00)(c)	(0.29)	(0.16)	(0.12)	(0.23)
From net realized gain	—	(1.01)	(1.89)	(0.88)	(1.23)	(0.98)
Total distributions	(0.31)	(1.01)	(2.18)	(1.04)	(1.35)	(1.21)
Net asset value, end of period	$18.70	$17.42	$18.50	$22.84	$19.93	$19.36
Total Return(d)
Based on net asset value	9.20%	(0.03)%	(10.51)%	20.16%(e)	10.28%(f)	10.10%
Ratios to Average Net Assets(g)
Total expenses	0.78%	0.79%	0.80%	0.78%(h)	0.78%	0.78%
Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.75%	0.72%(h)	0.74%	0.73%
Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	0.74%	0.74%	0.73%	0.71%(h)	0.73%	0.72%
Net investment income	2.84%	2.17%	1.31%	1.13%(h)	0.98%	1.67%
Supplemental Data
Net assets, end of period (000)	$1,119,146	$1,248,515	$1,470,032	$1,849,652	$1,329,363	$1,146,295
Portfolio turnover rate(i)(j)	173%	174%	124%	58%	193%	156%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Portfolio turnover rate (excluding MDRs)	130%	139%	112%	58%	193%	156%

(j)	Excludes underlying investments in total return swaps.
See notes to consolidated financial statements.
Consolidated Financial Highlights

Consolidated Financial Highlights  (continued)
(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class R
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of period	$16.04	$17.19	$21.37	$18.64	$18.24	$17.77
Net investment income(a)	0.35	0.23	0.12	0.04	0.06	0.17
Net realized and unrealized gain (loss)	1.00	(0.42)	(2.28)	3.58	1.63	1.38
Net increase (decrease) from investment operations	1.35	(0.19)	(2.16)	3.62	1.69	1.55
Distributions(b)
From net investment income	(0.13)	(0.00)(c)	(0.13)	(0.01)	(0.06)	(0.10)
From net realized gain	—	(0.96)	(1.89)	(0.88)	(1.23)	(0.98)
Total distributions	(0.13)	(0.96)	(2.02)	(0.89)	(1.29)	(1.08)
Net asset value, end of period	$17.26	$16.04	$17.19	$21.37	$18.64	$18.24
Total Return(d)
Based on net asset value	8.46%	(0.75)%	(11.15)%	19.74%(e)	9.54%(f)	9.35%
Ratios to Average Net Assets(g)
Total expenses	1.48%	1.49%	1.50%	1.47%(h)	1.47%	1.46%
Total expenses after fees waived and/or reimbursed	1.45%	1.45%	1.46%	1.41%(h)	1.42%	1.41%
Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.44%	1.44%	1.44%	1.40%(h)	1.41%	1.40%
Net investment income	2.14%	1.46%	0.62%	0.43%(h)	0.31%	0.98%
Supplemental Data
Net assets, end of period (000)	$273,282	$304,620	$329,831	$443,409	$405,400	$603,073
Portfolio turnover rate(i)(j)	173%	174%	124%	58%	193%	156%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Portfolio turnover rate (excluding MDRs)	130%	139%	112%	58%	193%	156%

(j)	Excludes underlying investments in total return swaps.
See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements

1.
ORGANIZATION
BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.
The Fund offers multiple classes of shares.  All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares.  Institutional and Class K Shares are sold only to certain eligible investors.  Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares.  Investor A and Investor C Shares are generally available through financial intermediaries.  Class R Shares are sold only to certain employer-sponsored retirement plans.  Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).
Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.
Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Cayman Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $105,880,318, which is 0.6% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.
The accompanying consolidated financial statements of the Fund include the account of BlackRock Global Allocation Fund Subsidiary LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold certain pass-through investments and satisfy regulated Investment Company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for the Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for the Fund. Taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Consolidated Statement of Assets and Liabilities. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $10,645,323, which is 0.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Consolidated Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions paid by the Fund are recorded on the ex-dividend dates.  Distributions from net investment income are declared and paid annually.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.  Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances.  For financial reporting purposes, custodian credits, if any, are included in interest income in the Consolidated Statement of Operations.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
•Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.
Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of April 30, 2024, certain investments of the Fund were fair valued using NAV as a practical expedient (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:
Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Global Allocation Fund, Inc.	CML La Quinta Resort	$1,735,759	$ 1,732,206	$1,714,201	$ (18,005)
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Global Allocation Fund, Inc. (continued)	Orion Group Holdco LLC	$846,637	$ 846,637	$841,388	$ (5,249)
	Orion Group Holdco LLC	2,418,962	2,418,962	2,391,870	(27,092)
	Starwood Property Trust, Inc.	593,750	593,750	578,395	(15,355)
					$ (65,701)
Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Fund to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations.
Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of April 30, 2024, the Fund had outstanding commitments of $27,077,753. These commitments are not included in the net assets of the Fund as of April 30, 2024.
Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.
Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s  Consolidated Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the  Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
BofA Securities, Inc.	$ 34,025,599	$ (34,025,599)	$ —	$ —
Citigroup Global Markets, Inc.	8,912,224	(8,912,224)	—	—
Goldman Sachs & Co. LLC	9,947,173	(9,947,173)	—	—
J.P. Morgan Securities LLC	59,438,333	(59,438,333)	—	—
Jefferies LLC	15,376,738	(15,376,738)	—	—
Morgan Stanley	32,274,252	(32,274,252)	—	—
State Street Bank & Trust Co.	273,780	(273,780)	—	—
Toronto-Dominion Bank	770,154	(770,154)	—	—
	$ 161,018,253	$ (161,018,253)	$ —	$ —

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s
Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).
Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Fund may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

derivatives in the Consolidated Statement of Assets and Liabilities. The Fund’s  risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.
•Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.
•Foreign currency options — The Fund may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.
•Barrier options – The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.
The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of  Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement  of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of  Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

•Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).
The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
•Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
•Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.
•Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement  of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund.  Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has  delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty,  the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.
The Manager provides investment management and other services to the Cayman Subsidiary and Taxable Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary and Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Cayman Subsidiary and Taxable Subsidiary.
The Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of the Fund for which BIL and BSL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.
Service and Distribution Fees:  The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:
Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25
BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.
For the year ended April 30, 2024, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:
	Investor A	Investor C	Class R	Total
Service and distribution fees — class specific	$ 21,870,136	$ 4,232,215	$ 1,402,423	$ 27,504,774
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the year ended April 30, 2024, the Fund did not pay any amounts to affiliates in return for these services.
The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2024, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:
	Institutional	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$ 23,701	$ 195,066	$ 53,344	$ 4,176	$ 2,323	$ 278,610
For the year ended April 30, 2024, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:
	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees — class specific	$ 6,901,870	$ 7,835,319	$ 579,519	$ 46,798	$ 574,417	$ 15,937,923
Other Fees:  For the year ended April 30, 2024, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $48,276.

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

For the year ended April 30, 2024, affiliates received CDSCs as follows:
Fund Name	Investor A	Investor C
BlackRock Global Allocation Fund, Inc.	$ 83,202	$ 23,646
Expense Waivers and Reimbursements:  The Manager contractually agreed to waive a portion of its investment advisory fees payable by the Fund through June 30, 2025, so that the Manager receives such fee as a percentage of average daily net assets of the Fund as follows:
Average Daily Net Assets	Investment Advisory Fees
First $10 billion	0.75%
$10 billion — $15 billion	0.69
$15 billion — $20 billion	0.68
$20 billion — $25 billion	0.67
$25 billion — $30 billion	0.65
$30 billion — $40 billion	0.63
$40 billion — $60 billion	0.62
$60 billion — $80 billion	0.61
Greater than $80 billion	0.60
The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended April 30, 2024, the Manager waived $4,753,530 pursuant to this agreement.
The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended April 30, 2024, the amount waived was $565,896.
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.  This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.  For the year ended April 30, 2024, the Manager waived $695,865 in investment advisory fees pursuant to this arrangement.
Securities Lending:  The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee, is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral, (and excludes collateral investment fees), and  any fees or other payments to and from borrowers of securities. The Fund  retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended April 30, 2024, the Fund paid BIM $215,150 for securities lending agent services.
Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the year ended April 30, 2024, the Fund did not participate in the Interfund Lending Program.
Directors and Officers:  Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.
7.
 PURCHASES AND SALES
For the year ended April 30, 2024, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:
	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
BlackRock Global Allocation Fund, Inc.	$ 563,063,612	$ 1,229,226,174	$ 28,529,099,054	$ 30,626,217,192
For the year ended April 30, 2024, purchases and sales related to mortgage dollar rolls were $7,132,034,230 and $7,126,718,413, respectively.
8.
INCOME TAX INFORMATION
It is the Fund’ s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The  Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to nondeductible expenses and income recognized from the Fund’s wholly owned subsidiary were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BlackRock Global Allocation Fund, Inc.	$ 3,356,271	$ (3,356,271)
The tax character of distributions paid was as follows:
Fund Name	Year Ended 04/30/24	Year Ended 04/30/23
BlackRock Global Allocation Fund, Inc.
Ordinary income	$ 234,702,926	$ 565,090,108
Long-term capital gains	—	576,805,904
	$ 234,702,926	$ 1,141,896,012
As of April 30, 2024, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Ordinary Income	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Ordinary Losses(b)	Total
BlackRock Global Allocation Fund, Inc.	$ 585,459,501	$ 1,679,087,076	$ (13,287,466)	$ 2,251,259,111

(a)
The difference between basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the characterization of corporate actions, the classification of investments and the realization for tax purposes of unrealized gains on constructive sales.

(b)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
During the year ended April 30, 2024, the Fund utilized the following amount of its capital loss carryforward:
Fund Name	Amounts
BlackRock Global Allocation Fund, Inc.	$ 163,824,438

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

As of April 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Global Allocation Fund, Inc.	$ 14,543,264,884	$ 3,744,492,758	$ (1,376,059,302)	$ 2,368,433,456
9.
BANK BORROWINGS
The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed.  Prior to April 11, 2024, the aggregate commitment amount was $2.50 billion.  These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2024, the Fund did not borrow under the credit agreement.
10.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’ s prospectus provides details of the risks to which the Fund is subject.
The  Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Market Risk:  The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the  Fund portfolio’s current earnings rate.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

For OTC options purchased, the  Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.
With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.
The  Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.
The  Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11.
 CAPITAL SHARE TRANSACTIONS
Transactions in capital shares for each class were as follows:
	Year Ended 04/30/24		Year Ended 04/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Global Allocation Fund, Inc.
Institutional
Shares sold	45,676,638	$ 819,539,249	63,022,515	$ 1,074,330,298
Shares issued in reinvestment of distributions	5,409,861	98,438,511	25,463,597	415,056,569
Shares redeemed	(102,327,371)	(1,831,964,896)	(156,310,850)	(2,663,044,543)
	(51,240,872)	$ (913,987,136)	(67,824,738)	$ (1,173,657,676)
Investor A
Shares sold and automatic conversion of shares	23,762,373	$ 423,980,013	37,531,384	$ 635,399,556
Shares issued in reinvestment of distributions	5,144,258	93,015,372	31,713,287	512,169,376
Shares redeemed	(97,996,438)	(1,740,634,275)	(117,521,531)	(1,980,916,361)
	(69,089,807)	$ (1,223,638,890)	(48,276,860)	$ (833,347,429)
Investor C
Shares sold	1,605,107	$ 24,768,320	2,739,465	$ 40,258,677
Shares issued in reinvestment of distributions	129,374	2,032,461	2,912,778	40,982,792
Shares redeemed and automatic conversion of shares	(14,226,901)	(217,801,460)	(19,436,416)	(286,305,781)
	(12,492,420)	$ (191,000,679)	(13,784,173)	$ (205,064,312)

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

	Year Ended 04/30/24		Year Ended 04/30/23
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
BlackRock Global Allocation Fund, Inc. (continued)
Class K
Shares sold	12,205,657	$ 218,301,612	14,643,208	$ 250,650,760
Shares issued in reinvestment of distributions	1,158,444	21,050,984	4,736,355	77,155,219
Shares redeemed	(25,198,306)	(453,598,187)	(27,161,406)	(463,551,328)
	(11,834,205)	$ (214,245,591)	(7,781,843)	$ (135,745,349)
Class R
Shares sold	1,807,821	$ 30,105,882	3,308,256	$ 52,413,795
Shares issued in reinvestment of distributions	130,878	2,213,164	1,190,477	17,964,297
Shares redeemed	(5,093,199)	(84,376,867)	(4,697,417)	(74,856,547)
	(3,154,500)	$ (52,057,821)	(198,684)	$ (4,478,455)
	(147,811,804)	$ (2,594,930,117)	(137,866,298)	$ (2,352,293,221)
12.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.
Notes to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of April 30, 2024, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, for the period from November 1, 2020 through April 30, 2021, and for each of the two years in the period ended October 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the period from November 1, 2020 through April 30, 2021, and for each of the two years in the period ended October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
June 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.

2024 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2024:
Fund Name	Qualified Dividend Income
BlackRock Global Allocation Fund, Inc.	$ 138,951,368
The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2024:
Fund Name	Qualified Business Income
BlackRock Global Allocation Fund, Inc.	$ 1,697,549
The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2024:
Fund Name	Federal Obligation Interest
BlackRock Global Allocation Fund, Inc.	$ 16,150,594
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2024 qualified for the dividends-received deduction for corporate shareholders:
Fund Name	Dividends-Received Deduction
BlackRock Global Allocation Fund, Inc.	39.37%
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2024:
Fund Name	Interest Dividends
BlackRock Global Allocation Fund, Inc.	$ 208,104,085
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2024:
Fund Name	Interest- Related Dividends
BlackRock Global Allocation Fund, Inc.	$ 116,872,789
Important Tax Information

Disclosure of Investment Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met on March 5-7, 2024 (the “Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited (the “Sub-Advisor”).
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement.  The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”).  The Board previously met on May 23-24, 2023 (the “May 2023 Meeting”) to consider the approval of the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) between the Fund and the Manager.  At the May 2023 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for a one-year term ending June 30, 2024.  A discussion of the basis for the Board’s approval of the Advisory Agreement at the May 2023 Meeting is included in the semi-annual shareholder report for the Fund for the period ended October 31, 2023. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May 2023 Meeting with respect to approval of the Advisory Agreement.
Following discussion, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

2024 BlackRock Annual Report to Shareholders

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Global Allocation Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.
The Board of Directors (the “Board”) of the Fund met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets.  It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:
a)
The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.
b)
Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications.  The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
c)
Holdings of cash and cash equivalents, as well as borrowing arrangements.  The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.
Statement Regarding Liquidity Risk Management Program

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)
Chief Investment Officer, University of Delaware from
1999 to 2013; Trustee and Chair of the Finance and
Investment Committees, Winterthur Museum and Country
Estate from 2005 to 2016; Member of the Investment
Committee, Delaware Public Employees’ Retirement
System since 2002; Member of the Investment Committee,
Christiana Care Health System from 2009 to 2017;
Member of the Investment Committee, Delaware
Community Foundation from 2013 to 2014; Director and
Chair of the Audit Committee, SEI Private Trust Co. from
2001 to 2014.
			28 RICs consisting of 164 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)
Trustee, Financial Accounting Foundation from  2017 to
2021;  Advisory Board Member, Center for Private Equity
and Entrepreneurship at Tuck School of Business from
1997 to 2021; Director, Pacific Pension Institute from
2014 to 2018; Senior Advisor, Commonfund Capital, Inc.
(“CCI”) (investment adviser) in 2015; Chief Executive
Officer, CCI from 2013 to 2014; President & Chief
Executive Officer, CCI from 1997 to 2013; Advisory Board
Member, Girls Who Invest from 2015 to 2018 and Board
Member thereof  from 2018 to 2022; Advisory Board
Member, Bridges Fund Management from 2016 to 2018;
Practitioner Advisory Board Member, Private Capital
Research Institute (“PCRI”) since 2017; Lecturer in the
Practice of Management, Yale School of Management
since 2019; Advisor to Finance Committee, Altman
Foundation since 2020; Investment Committee Member,
Tostan since 2021; Member of the President’s Counsel,
Commonfund since 2023.
			28 RICs consisting of 164 Portfolios	None
Collette Chilton 1958	Director (Since 2019)
Senior advisor, Insignia since 2024; Chief Investment
Officer, Williams College from 2006 to 2023; Chief
Investment Officer, Lucent Asset Management Corporation
from 1998 to 2006; Director, Boys and Girls Club of Boston
since 2017; Director, B1 Capital since 2018; Director,
David and Lucile Packard Foundation since 2020.
			28 RICs consisting of 164 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)
Bank of America Corporation from 1996 to 2015, serving in
various senior finance leadership roles, including Chief
Accounting Officer from 2009 to 2015, Chief Financial
Officer of Global Banking, Markets and Wealth
Management from 2008 to 2009, Chief Accounting Officer
from 2004 to 2008, Chief Financial Officer of Consumer
Bank from 2003 to 2004, Chief Financial Officer of Global
Corporate Investment Bank from 1999 to 2002.
			28 RICs consisting of 164 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)
Director, Pioneer Public Interest Law Center since 2023;
Director, Charles Stark Draper Laboratory, Inc. from
2013 to 2021; Senior Lecturer, Harvard Business School
from 2008 to 2021; FMR LLC/Fidelity Investments
(financial services) from 1996 to 2008, serving in various
senior roles including Executive Vice President - Strategic
Corporate Initiatives and Executive Vice President and
General Counsel; Partner, Sullivan & Worcester LLP from
1985 to 1996 and Associate thereof from 1979 to 1985.
			28 RICs consisting of 164 Portfolios	None

2024 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 164 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None
Donald C. Opatrny 1952	Director (Since 2015)
Chair of the Board of Phoenix Art Museum since 2022 and
Trustee thereof since 2018; Chair of the Investment
Committee of The Arizona Community Foundation since
2022 and Trustee thereof since 2020; Director, Athena
Capital Advisors LLC (investment management firm) from
2013 to 2020; Trustee, Vice Chair, Member of the
Executive Committee and Chair of the Investment
Committee, Cornell University from 2004 to 2019; Member
of Affordable Housing Supply Board of Jackson, Wyoming
from 2017 to 2022; Member, Investment Funds
Committee, State of Wyoming from 2017 to 2023; Trustee,
Artstor (a Mellon Foundation affiliate) from 2010 to 2015;
Member of the Investment Committee, Mellon Foundation
from 2009 to 2015; President, Trustee and Member of the
Investment Committee, The Aldrich Contemporary Art
Museum from 2007 to 2014; Trustee and Chair of the
Investment Committee, Community Foundation of Jackson
Hole since 2014.
			28 RICs consisting of 164 Portfolios	None
Kenneth L. Urish 1951	Director (Since 2019)
Managing Partner, Urish Popeck & Co., LLC (certified
public accountants and consultants) since 1976; Past-
Chairman of the Professional Ethics Committee of the
Pennsylvania Institute of Certified Public Accountants and
Committee Member thereof since 2007; Member of
External Advisory Board, The Pennsylvania State
University Accounting Department since 2001, Emeritus
since 2022; Principal, UP Strategic Wealth Investment
Advisors, LLC since 2013; Trustee, The Holy Family
Institute from 2001 to 2010; President and Trustee,
Pittsburgh Catholic Publishing Associates from 2003 to
2008; Director, Inter-Tel from 2006 to 2007; Member,
Advisory Board, ESG Competent Boards since 2020.
			28 RICs consisting of 164 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)
Advisory Board Member, Grossman School of Business at
the University of Vermont since 2023; Advisory Board
Member, Scientific Financial Systems since 2022; General
Partner of Neon Liberty Capital Management, LLC from
2003 to 2023; Chief Operating Officer and Chief Financial
Officer of Liberty Square Asset Management, LP from
1998 to 2015; Director, Boston Hedge Fund Group from
2009 to 2018; Director, Massachusetts Council on
Economic Education from 2013 to 2015; Director,
Woodstock Ski Runners from 2013 to 2022.
			28 RICs consisting of 164 Portfolios	None
Director and Officer Information

Director and Officer Information (continued)

Interested Directors(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2015)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			96 RICs consisting of 266 Portfolios	None
John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 268 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”)and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock
Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other
BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark
Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

2024 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)

Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Fund.
Effective June 1, 2024, Lori Richards was appointed as a Director of the Fund.
Director and Officer Information

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.
General Information
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
BlackRock’s Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.
Shareholder Privileges
Account Information
Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.
Automatic Investment Plans
Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.
Systematic Withdrawal Plans
Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.
Retirement Plans
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

2024 BlackRock Annual Report to Shareholders

Additional Information (continued)

BlackRock Privacy Principles (continued)
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock (Singapore) Limited
079912 Singapore
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent
State Street Bank and Trust Company
Boston, MA 02114
Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Sidley Austin LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviation
ADR	American Depositary Receipt
AMT	Alternative Minimum Tax
BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)
CDC	Certificate of Deposit Rate
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
COOIS	Columbia Overnight Interbank Reference Rate
DAC	Designated Activity Company
ESTR	Euro Short Term Rate
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FTSE	Financial Times Stock Exchange
GMTN	Global Medium-Term Note
JIBAR	Johannesburg Interbank Average Rate
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
MIBOR	Mumbai InterBank Overnight Rate
MSCI	Morgan Stanley Capital International
MXIBTIIE	Mexico Interbank TIIE 28-Day
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PIK	Payment-in-Kind
PIPE	Private Investment in Public Equity
PJSC	Public Joint Stock Company
RB	Revenue Bond
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standard & Poor’s
SCA	Societe en Commandite par Actions
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
SPDR	Standard & Poor’s Depository Receipt
ST	Special Tax
STACR	Structured Agency Credit Risk
WIBOR	Warsaw Interbank Offered Rate

2024 BlackRock Annual Report to Shareholders

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Want to know more?
blackrock.com | 800-441-7762
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
GA-04/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$83,130	$83,130	$407	$44	$28,960	$34,400	$0	$218

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser

2

whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

3

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$29,367	$34,662

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

4

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: June 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: June 24, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: June 24, 2024

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